Exhibit 10.1

EXECUTION VERSION

JOINT OWNERSHIP AND OPERATING AGREEMENT
BETWEEN
IDAHO POWER COMPANY
AND
PACIFICORP

DATED OCTOBER 24, 2014

TABLE OF CONTENTS

ARTICLE I DEFINITIONS; RULES OF INTERPRETATION		2
1.1	Definitions	2
1.2	Rules of Construction	10
ARTICLE II TERM		11
2.1	Effectiveness of this Agreement	11
2.2	Term	11
2.3	Termination	11
2.4	Effect of Termination	11
ARTICLE III TRANSMISSION FACILITIES OWNERSHIP INTERESTS		12
3.1	Ownership Interests	12
3.2	Capacity Allocations	13
3.3	Adjustment of Capacity Allocations and Ownership Interests	13
3.4	Qualified Owner	15
3.5	No Right to Use	15
3.6	Payments	15
3.7	Waiver of Partition Rights	16
3.8	Nonexclusive License to Enter and Use Real Property	16
3.9	Access to Antelope Substation for Idaho Power Maintenance of Department of Energy Facilities	18
ARTICLE IV OPERATOR OF TRANSMISSION FACILITIES		18
4.1	Appointment of Operator	18
4.2	Authority of Operator	19
4.3	Delegation of Responsibilities	19
4.4	Governmental Authorizations	19
4.5	Audit	20
4.6	Insurance	21
4.7	Invoices	22
4.8	Disputed Amounts	22
4.9	Assistance	23
4.10	Remedies	23
ARTICLE V OPERATION AND MAINTENANCE OF TRANSMISSION FACILITIES		24
5.1	Compliance; Standard of Work	24
5.2	Operation and Maintenance; Outages and Outage Coordination; Capital Upgrades and Improvements	24
5.3	Requests for Generation or Transmission Interconnection Service	26
ARTICLE VI TRANSMISSION FACILITIES CAPITAL UPGRADES PROPOSED BY AN OWNER		26
6.1	Capital Upgrades	26
6.2	McNary Transmission Project	28
ARTICLE VII PHYSICAL DAMAGE TO TRANSMISSION FACILITIES; CONDEMNATION		29
7.1	Rebuilding Damaged Facilities	29
7.2	Decision not to Rebuild	30
7.3	Purchase of Ownership Interest	30
7.4	Cooperation	30
7.5	Condemnation	31
ARTICLE VIII RETIREMENT AND DECOMMISSIONING OF TRANSMISSION FACILITIES		32

8.1	Decision to Retire Transmission Facilities	32
8.2	Costs of Decommissioning	32
8.3	Purchase of Ownership Interest	32
8.4	Cooperation	33
ARTICLE IX TRANSMISSION SYSTEM BOUNDARIES		33
9.1	Points of Interconnection; Points of Balancing Authority Area Adjacency	33
9.2	E-Tags	33
9.3	Dynamic Transfer Capability Rights	33
9.4	Jim Bridger Pseudo Tie	34
9.5	Electric Losses	34
9.6	Jim Bridger Project Generation RAS	34
ARTICLE X TRANSMISSION SYSTEMS OPERATION AND MAINTENANCE		34
10.1	Service Conditions	34
10.2	Survival	35
ARTICLE XI FORCE MAJEURE		36
11.1	Force Majeure Defined	36
11.2	Effect of Force Majeure	36
ARTICLE XII EVENTS OF DEFAULT		37
12.1	Event of Default	37
12.2	Cure by Non-Defaulting Party	37
12.3	Remedies	38
ARTICLE XIII REPRESENTATIONS AND WARRANTIES		38
13.1	Representations and Warranties of Idaho Power	38
13.2	Representations and Warranties of PacifiCorp	39
ARTICLE XIV INDEMNIFICATION		39
14.1	Indemnities	39
14.2	Notice and Participation	40
14.3	Net Amount	41
14.4	No Release of Insurers	41
14.5	Mitigation	42
14.6	Assertion of Claims	42
14.7	Survival of Obligation	42
14.8	Limitation on Liability	42
ARTICLE XV PROPRIETARY INFORMATION		42
15.1	Disclosure of Proprietary Information Prohibited	42
15.2	Disclosure by Representatives	43
15.3	Permitted Disclosures	43
15.4	Injunctive Relief	43
15.5	Publicity	43
15.6	Proprietary Information Defined	44
15.7	Survival	44
ARTICLE XVI TAXES		44
16.1	No Partnership	44
16.2	761 Election	44
16.3	Responsibility for Taxes	45
16.4	Indemnification	45

16.5	Determination of Depreciation and Other Matters	45
ARTICLE XVII DISPUTES		45
17.1	Exclusive Procedure	45
17.2	Dispute Notices	46
17.3	Informal Dispute Resolution	46
17.4	Submission of Dispute to FERC or Approved Courts	46
17.5	Continued Performance	46
ARTICLE XVIII ASSIGNMENT		47
	18.1 Prohibited Transfers and Assignments	47
	18.2 Permitted Assignments and Transfers	47
	18.3 FERC Approval	48
ARTICLE XIX MISCELLANEOUS		48
	19.1 Notices	48
	19.2 Parties Bound	49
	19.3 Amendments	50
	19.4 Waivers	50
	19.5 Choice of Law	50
	19.6 Headings	51
	19.7 Relationship of Parties	51
	19.8 Severability	51
	19.9 No Third Party Beneficiaries	51
	19.10 Further Assurances	51
	19.11 Conflict of Interest	51
	19.12 Exhibits and Schedules	51
	19.13 Counterparts	52
	19.14 Entire Agreement	52

EXHIBITS
Exhibit A	Description of PacifiCorp Common Equipment
Exhibit B	Description of Idaho Power Common Equipment
Exhibit C	Ownership Interests; Directional Capacity Allocations; Directional Capacity Allocation Percentages
Exhibit D	Monthly Transmission Facilities O&M Charge; Monthly Substation O&M Charge; Monthly Common Equipment Charge
Exhibit E	Department of Energy Equipment Located in the Antelope Substation
Exhibit F	Acquisition Costs

SCHEDULES
Schedule 13.1(f)	Idaho Power Governmental Authorizations
Schedule 13.2(f)	PacifiCorp Governmental Authorizations

JOINT OWNERSHIP AND OPERATING AGREEMENT
This Joint Ownership and Operating Agreement, dated October 24, 2014 (the “Execution Date”), is between PacifiCorp, an Oregon corporation, (“PacifiCorp”), and Idaho Power, an Idaho corporation (“Idaho Power”). Each of PacifiCorp and Idaho Power are sometimes hereinafter referred to individually as “Party” and collectively as “Parties”.
RECITALS:
WHEREAS, Idaho Power is a transmission provider which owns, controls and operates, or in certain cases only operates, equipment for the transmission of electric power and energy located in Idaho, Oregon, Washington and Wyoming (the “Idaho Power Transmission System”);
WHEREAS, Idaho Power uses the Idaho Power Transmission System, its distribution system and its generation resources to provide retail and wholesale electric services, and is the NERC recognized Balancing Authority Operator of one Balancing Authority Area;
WHEREAS, PacifiCorp is a transmission provider which owns, control and operates, or in certain cases only operates, equipment for the transmission of electric power and energy located in Idaho, Oregon, Washington and Wyoming (the “PacifiCorp Transmission System”);
WHEREAS, PacifiCorp uses the PacifiCorp Transmission System, its distribution system and its generation resources to provide retail and wholesale electric services, and is the NERC recognized Balancing Authority Operator of two Balancing Authority Areas (PACW and PACE);
WHEREAS, the Idaho Power Transmission System and the PacifiCorp Transmission System interconnect at the Points of Interconnection and the Idaho Power and PacifiCorp Balancing Authority Areas are considered Adjacent Balancing Authority Areas at the Points of Balancing Authority Area Adjacency;
WHEREAS, the Idaho Power Transmission System and the PacifiCorp Transmission System include certain equipment for the transmission of electric power and energy located in Idaho and Wyoming that are jointly owned and were operated pursuant to certain legacy agreements between the Parties;
WHEREAS, the Parties desired to exchange with one another certain jointly-owned and wholly-owned equipment to provide each Party with transmission capacity that better aligns with the current configuration of its Transmission System and current load service obligations, each of which had changed since the jointly-owned and wholly-owned equipment were originally constructed;
WHEREAS, in order to facilitate such an exchange, the Parties entered into a Joint Purchase and Sale Agreement, dated as of the Execution Date (the “JPSA”), pursuant to which at closing: (i) the ownership of certain jointly-owned equipment was reallocated and the ownership of certain additional equipment was exchanged between the Parties (as further described in Exhibit C, the “Transmission Facilities”); and (ii) certain legacy agreements between the Parties were terminated and the transmission service contained therein converted to OATT service;
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WHEREAS, PacifiCorp individually owns additional equipment that serve and are a part of the PacifiCorp Transmission System and will not be part of the Transmission Facilities, but that PacifiCorp will make available to support the operation of the Transmission Facilities (as further described in Exhibit A, the “PacifiCorp Common Equipment”);
WHEREAS, Idaho Power individually owns additional equipment that serve and are a part of the Idaho Power Transmission System and will not be part of the Transmission Facilities, but that Idaho Power will make available to support the operation of the Transmission Facilities (as further described in Exhibit B, the “Idaho Power Common Equipment” and, together with the PacifiCorp Common Equipment, the “Common Equipment”); and
WHEREAS, in connection with the JPSA, Idaho Power and PacifiCorp are entering into this Agreement: (i) to acknowledge each Party’s ownership interest in the jointly-owned Transmission Facilities; (ii) to allocate the transmission capacity of the jointly-owned Transmission Facilities as between the Parties; (iii) to allocate operational responsibility for the Transmission Facilities as between the Parties; (iv) to define the responsibility of the Operators with respect to the operation and maintenance of the Transmission Facilities and Common Equipment; and (v) to define the responsibilities of the Owners with respect to the operation of their Transmission Systems in relation to the other.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Idaho Power and PacifiCorp agree as follows:
ARTICLE I
DEFINITIONS; RULES OF INTERPRETATION

1.1    Definitions.
Unless the context otherwise requires, the following capitalized terms have the meanings given to them below:
“Adjacent Balancing Authority Area” has the meaning set forth in the Reliability Standards.
“Affected Party” has the meaning given to such term in Section 11.1.
“Affiliate” means, with respect to a Person, each other Person that, directly or indirectly, controls, is controlled by or is under common control with, such designated Person; provided, however, that in the case of PacifiCorp, the term “Affiliate” does not include Berkshire Hathaway Inc. or any of its affiliates (other than PacifiCorp and any direct or indirect subsidiaries of PacifiCorp), and no provision of this Agreement shall apply to, be binding on, create any liability of, or otherwise restrict the activities of, Berkshire Hathaway Inc. or any of its affiliates (other than PacifiCorp and any direct or indirect subsidiaries of PacifiCorp). For the purposes of this definition, “control” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, shall mean (a) the direct or indirect right to cast at least fifty percent (50%) of the votes exercisable at an annual general meeting (or its equivalent) of such Person or, if there are no such rights, ownership of at
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least fifty percent (50%) of the equity or other ownership interest in such Person, or (b) the right to direct the policies or operations of such Person.
“AFUDC” means allowance for funds used during construction and has the meaning set forth in 18 CFR § 101, Electric Plant Instructions § 17 (2014), as amended from time-to-time.
“Agreement” means this Joint Ownership and Operating Agreement (including all Exhibits and Schedules attached hereto), as the same may be amended and supplemented from time to time in accordance with the terms hereof.
“Amendment” has the meaning given to such term in Section 6.1(a)(i).
“Approved Courts” has the meaning given to such term in Section 17.4.
“Automatic Generation Control” has the meaning set forth in the Reliability Standards.
“Balancing Authority Area” means the collection of generation, transmission and loads within the metered boundaries of each Owner determined in accordance with the Reliability Standards.
“Bankrupt” means, with respect to any Person, that such Person: (a) files a petition or otherwise commences, authorizes or acquiesces in the commencement of a proceeding or cause of action under any bankruptcy, insolvency, reorganization or similar law, or has any such petition filed or commenced against it; (b) makes an assignment or any general arrangement for the benefit of creditors; (c) otherwise becomes insolvent (however evidenced); (d) has a liquidator, administrator, receiver, trustee, conservator or similar official appointed with respect to it or any substantial portion of its property or assets; or (e) is generally unable to pay its debts as they fall due.
“Business Days” means any day except a Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in New York, New York are authorized or obligated by Governmental Requirements to close.
“Capital Upgrade Notice” has the meaning given to such term in Section 6.1(a).
“Claims” has the meaning given to such term in Section 14.1(a).
“Closing Date” has the meaning given to such term in the JPSA.
“Code” has the meaning given to such term in Section 16.2.
“Commercially Reasonable Efforts” means the level of effort that a reasonable electric utility would take in light of the then known facts and circumstances to accomplish the required action at a then commercially reasonable cost (taking into account the benefits to be gained thereby).
“Common Equipment” has the meaning given to such term in the recitals and includes all ancillary equipment necessary to support the operation of the Substations, including land, site
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preparation, improvements (control building and other permanent buildings), communications equipment, control equipment, SCADA, relays, batteries, battery chargers, cable trench, cabling, local service, security equipment, fencing, yard gravel, and grounding. Each Owner’s Common Equipment, sorted by Substation, on the Effective Date is identified on Exhibit A or Exhibit B.
“Continuing Owner” has the meaning given to such term in Section 7.3.
“Costs” means, with respect to the construction, reconstruction or upgrade of the Transmission Facilities or Common Equipment by or on behalf of the Operator responsible for such Transmission Facilities or Common Equipment pursuant to this Agreement, including capital upgrades and improvements thereto, such Operator’s actual cost of: (a) preliminary surveys and investigations and property acquisitions in connection therewith; and (b) the development, design, engineering, procurement, construction, reconstruction and upgrade of such Transmission Facilities and Common Equipment, including an allowance for AFUDC and applicable overheads determined in accordance with such Operator’s customary practices, as calculated in accordance with FERC’s Uniform System of Accounts; provided, however, AFUDC shall be recovered by Operators, if at all, in accordance with Section 4.7(b).
“Damage Notice” has the meaning given to such term in Section 7.1(a).
“Damaged Facilities” has the meaning given to such term in Section 7.1(a).
“Decommissioning Notice” has the meaning given to such term in Section 8.3.
“Defaulting Party” has the meaning given to such term in Section 12.1.
“Delegate” has the meaning given to such term in Section 4.3.
“Directional Capacity Allocation” has the meaning given to such term in Section 3.2(a).
“Directional Capacity Allocation Percentage” has the meaning given to such term in Section 3.2(a).
“Dispute” has the meaning given to such term in Section 17.1.
“Dispute Notice” has the meaning given to such term in Section 17.2.
“Dynamic Transfer Capability” means the intra-hour deviation from scheduled flow.
“Effective Date” has the meaning given to such term in Section 2.1.
“Electing Owner” has the meaning given to such term in Section 6.1(a).
“Energy Emergency” has the meaning set forth in the applicable version of NERC Reliability Standard EOP-002, which pertains to capacity and energy emergencies.
“Event of Default” has the meaning given to such term in Section 12.1.
“Execution Date” has the meaning given to such term in the preamble.
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“Executive(s)” has the meaning given to such term in Section 17.3(a).
“Excluded Transmission Facilities Sites” has the meaning given to such term in Section 3.8(h).
“FERC” means the Federal Energy Regulatory Commission.
“FERC Methodology” has the meaning given to such term in Section 4.7(b).
“FERC Uniform System of Accounts” means the Uniform System of Accounts Prescribed for Public Utilities and Licensees Subject to the Jurisdiction of the Federal Power Act prescribed by FERC, and codified as of the Execution Date at 18 C.F.R. Part 101, as the same may be amended from time to time.
“Force Majeure” has the meaning given to such term in Section 11.1.
“Good Utility Practice” means any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, would have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be acceptable practices, methods, or acts generally accepted in the region, including those practices required by Federal Power Act section 215(a)(4), 16 U.S.C. § 824o(a)(4)(2014).
“Governmental Authority” means any federal, state, local or municipal governmental body; any governmental, quasi-governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, policy, regulatory or taxing authority or power, including FERC, NAESB, NERC or any regional reliability council; or any court or governmental tribunal, in each case, having jurisdiction over the Person or matter in question, including either Owner (including in its capacity as Operator) or any of its Affiliates or the ownership, use, operation and maintenance, repair and reconstruction, or retirement and decommissioning of all or a portion of the Transmission Facilities or the Common Equipment.
“Governmental Authorizations” means any license, permit, order, approval, filing, waiver, exemption, variance, clearance, entitlement, allowance, franchise, or other authorization from or by a Governmental Authority that is applicable to the Person or matter in question.
“Governmental Requirements” means all laws, statutes, ordinances, rules, regulations, codes, and similar acts or promulgations or other legally enforceable requirements of any Governmental Authority that are applicable to the Person or matter in question.
“Idaho Power” has the meaning given to such term in the preamble.
“Idaho Power Common Equipment” has the meaning given to such term in the recitals.
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“Idaho Power License” has the meaning given to such term in Section 3.8(a)(i).
“Idaho Power Real Property Rights” has the meaning given to such term in Section 3.8(a)(ii).
“Idaho Power Sites” has the meaning given to such term in Section 3.8(a)(ii).
“Idaho Power Transmission System” has the meaning given to such term in the recitals.
“Indemnified Party” has the meaning given to such term in Section 14.1(a).
“Indemnifying Party” has the meaning given to such term in Section 14.1(a).
“Interconnection Owner” has the meaning given to such term in Section 5.3.
“Interrupting Owner” has the meaning given to such term in Section 10.1(c).
“Jim Bridger Project” means the four-unit Jim Bridger coal fired electric power plant and related facilities, of which Idaho Power’s ownership share is 1/3, and PacifiCorp’s ownership share is 2/3 and which is metered at the bus bar located at the Jim Bridger Project.
“Jim Bridger Project Net Generation” means the gross generation output of the four Jim Bridger Project generators metered on the low side of the generator step up transformers, minus the calculated losses on the four step up transformers, minus the tertiary loads on the 345/230 kV transformers #1 and #2, minus the 230/34 kV transformer #5 load, as calculated below:
Jim Bridger total generation - ((Jim Bridger Unit1)2 + (Jim Bridger Unit2)2 + (Jim Bridger Unit3)2 + (Jim Bridger Unit4)2) x (4.4 x 10-6) - 1.2 - XFMR1tertiary - XFMR2tertiary - XFMR5.
“Jim Bridger Transmission Losses” means the calculated line losses on the Jim Bridger-Goshen, Jim Bridger-Populus #1 and #2, Populus-Kinport, and Populus-Borah #1 and #2 345 kV lines, and the transformer losses on the Jim Bridger 345/230 kV transformers #1, 2 and 3.
“JPSA” has the meaning given to such term in the recitals.
“Losses” mean any and all damages and losses, deficiencies, liabilities, taxes, obligations, penalties, judgments, settlements, claims, payments, fines, interest, costs and expenses, whether or not resulting from third party claims, including the costs and expenses of any and all actions and demands, assessments, judgments, settlements and compromises relating thereto and the costs and expenses of attorneys’, accountants’, consultants’ and other professionals’ fees and expenses incurred in the investigation or defense thereof or the enforcement of rights hereunder and costs and expenses of remediation (including, in the case of remediation, all expenses and costs associated with financial assurance); provided, however, that in no event shall Losses include lost profits or damages and losses excluded under Section 14.8(a).
“Manager” has the meaning given to such term in Section 17.3(a).
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“McNary Transmission Project” has the meaning given to such term in Section 6.2.
“McNary Transmission Project Agreements” has the meaning given to such term in Section 6.2.
“Monthly Common Equipment Charge” has the meaning given to such term in Exhibit D.
“Monthly Transmission Facilities O&M Charge” has the meaning given to such term in Exhibit D.
“NAESB” means the North American Energy Standards Board.
“Negotiation End Date” has the meaning given to such term in Section 6.2.
“NERC” means the North American Electric Reliability Corporation.
“Non-Defaulting Party” means an Owner that is not a Defaulting Party.
“Non-Operating Owner” means, in a given circumstance or context with respect to certain Transmission Facilities or Common Equipment, the Owner which is not also serving as the Operator in such circumstance or context with respect to such Transmission Facilities or Common Equipment.
“OATT” means, with respect to each Owner, the Owner’s Open Access Transmission Tariff on file with FERC.
“Operating Owner” means, in a given circumstance or context with respect to certain Transmission Facilities or Common Equipment, the Owner which is also serving as the Operator in such circumstance or context with respect to such Transmission Facilities or Common Equipment.
“Operator” means PacifiCorp or Idaho Power, in its capacity as Operator under this Agreement.
“Other Costs” has the meaning given to such term in Section 4.7(a).
“Other Costs Records” has the meaning given to such term in Section 4.5.
“Owner” means PacifiCorp or Idaho Power, in its capacity as an owner of Transmission Facilities or Common Equipment under this Agreement.
“Ownership Interest” means: (a) in respect of an Owner and a Segment, the ownership interest (expressed as a percentage) of such Owner in such Segment as described in Section 3.1(a) and set forth on Exhibit C, as the same may be adjusted from time to time pursuant to Section 3.3(b); and (b) in respect of an Owner and Common Equipment, the one hundred percent (100%) ownership interest of such Owner in such Common Equipment.
“PacifiCorp” has the meaning given to such term in the preamble.
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“PacifiCorp Common Equipment” has the meaning given to such term in the recitals.
“PacifiCorp License” has the meaning given to such term in Section 3.8(a)(ii).
“PacifiCorp Real Property Rights” has the meaning given to such term in Section 3.8(a)(i).
“PacifiCorp Sites” has the meaning given to such term in Section 3.8(a)(i).
“PacifiCorp Transmission System” has the meaning given to such term in the recitals.
“Party” and “Parties” have the meanings given to such terms in the preamble.
“Paths” means the specific rated electric transmission paths within the Western Interconnection that are identified in the WECC path rating catalogue and that are identified in Exhibit C, which rated paths the Parties acknowledge may be comprised of transmission line or substation equipment that are in addition to those identified on Exhibit C.
“Person” means an individual, partnership, corporation, limited liability company, joint venture, association, trust, unincorporated organization, Governmental Authority, or other form of entity.
“Points of Balancing Authority Area Adjacency” means the points at which Idaho Power’s Balancing Authority Area is an Adjacent Balancing Authority Area with each of PacifiCorp’s PACE and PACW Balancing Authority Areas.
“Points of Interconnection” means the points of interconnection between Idaho Power’s Transmission System and PacifiCorp’s Transmission System.
“Prior Projects” has the meaning given to such term in Section 5.2(e).
“Pro Rata Share” or “Pro Rata Basis” means a proportionate allocation of a quantity between the Owners that is calculated by multiplying the quantity being allocated by each Owner’s Ownership Interest or Directional Capacity Allocation Percentage or other metric, as the context provides.
“Proprietary Information” has the meaning given to such term in Section 15.6.
“Qualified Owner” means an Owner that has an OATT on file with FERC under which it is authorized to provide transmission service on its transmission system.
“Real Property Licenses” has the meaning given to such term in Section 3.8(a)(ii).
“Real Property Rights” has the meaning given to such term in Section 3.8(a)(ii).
“Regulations” has the meaning given to such term in Section 16.2.
“Reliability Standards” means the electric reliability standards approved by FERC pursuant to Federal Power Act Section 215, 16 U.S.C. §824o(d) (2014).
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“Remaining Owner” has the meaning given to such term in Section 8.3.
“Representatives” means, in respect of an Owner or Operator, the directors, officers, shareholders, partners, members, employees, agents, consultants, contractors or other representatives of such Owner or Operator.
“Retired Transmission Facilities” has the meaning given to such term in Section 8.1.
“Segment” means a Substation Segment or a Transmission Segment.
“Substations” means the substations that are identified on Exhibit C.
“Substation Segment” means the Transmission Facilities that are identified on a specific row of Exhibit C as a Substation.
“Transmission Segment” means the Transmission Facilities that are identified on a specific row of Exhibit C as a transmission line.
“Tax Indemnifying Party” has the meaning given to such term in Section 16.4.
“Tax Indemnitee Party” has the meaning given to such term in Section 16.4.
“Taxes” has the meaning given to such term in Section 16.3.
“Term” has the meaning given to such term in Section 2.2.
“Terminated Transmission Facilities” has the meaning given to such term in Section 2.3(a).
“Total Directional Capacity” has the meaning given to such term in Section 3.2(a).
“Transfer” has the meaning given to such term in Section 18.1.
“Transferee” has the meaning given to such term in Section 15.1.
“Transferor” has the meaning given to such term in Section 15.1.
“Transmission Facilities” has the meaning given to such term in the recitals.
“Transmission Facilities Contracts” means, in respect of each Operator, each agreement, instrument or other contract relating to or in connection with the Transmission Facilities or Common Equipment it is responsible for, that such Operator enters into pursuant to this Agreement and, in respect of the Prior Projects, that the Operating Owner entered into prior to the Effectiev Date; but does not include transmission service agreements.
“Transmission Facilities Sites” has the meaning given to such term in Section 3.8(a)(ii).
“Transmission System” means, in the case of PacifiCorp, the PacifiCorp Transmission System, and, in the case of Idaho Power, the Idaho Power Transmission System.
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“WECC” means the Western Electricity Coordinating Council.
“WIS Agreement” has the meaning given to such term in Section 14.8(b).
1.2    Rules of Construction.
The following rules of interpretation shall apply in this Agreement:
(a)The masculine shall include the feminine and neuter.
(b)References to “Articles,” “Sections,” “Exhibits” and “Schedule” shall be to articles, sections, exhibits and schedules of this Agreement.
(c)The Exhibits and Schedules attached hereto are incorporated in and are intended to be a part of this Agreement.
(d)This Agreement was negotiated and prepared by both Parties with the advice and participation of counsel. The Parties have agreed to the wording of this Agreement and none of the provisions hereof shall be construed against one Party on the ground that such Party is the author of this Agreement or any part hereof.
(e)Each reference in this Agreement to any agreement or document or a portion or provision thereof shall be construed as a reference to the relevant agreement or document as amended, supplemented or otherwise modified from time to time with the written approval of both the Parties.
(f)Each reference in this Agreement to Governmental Requirements and to terms defined in, and other provisions of, Governmental Requirements shall be references to the same (or a successor to the same) as amended, supplemented or otherwise modified from time to time.
(g)The term “day” shall mean a calendar day, the term “month” shall mean a calendar month, and the term “year” shall mean a calendar year. Whenever an event is to be performed, a period commences or ends, or a payment is to be made on or by a particular date and the date in question falls on a day which is not a Business Day, the event shall be performed, or the payment shall be made, on the next succeeding Business Day; provided, however, that all calculations shall be made regardless of whether any given day is a Business Day and whether or not any given period ends on a Business Day.
(h)Each reference in this Agreement to a Person includes its successors and permitted assigns; and each reference to a Governmental Authority includes any Governmental Authority succeeding to its functions and capacities.
(i)In this Agreement, the words “include,” “includes” and “including” are to be construed as being at all times followed by the words “without limitation.”
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(j)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall, unless otherwise specified, refer to this Agreement as a whole and not to any particular provision of this Agreement.
ARTICLE II
TERM
2.1    Effectiveness of this Agreement. This Agreement, including the Parties’ rights and obligations hereunder, shall become effective, if at all, on the Closing Date (the “Effective Date”). For the avoidance of doubt, no aspect of this Agreement, other than this Section 2.1, shall have any effect unless and until the Effective Date occurs. If the Effective Date does not occur and the JPSA is terminated, this Agreement, including this Section 2.1, shall become void ab initio.
2.2    Term. The term of this Agreement (“Term”) shall commence upon the Effective Date and shall continue in full force and effect until terminated in accordance with the provisions hereof.
2.3    Termination.
(a)    Subject to Section 2.4(a) and Section 2.4(b), this Agreement shall terminate solely with respect to certain Transmission Facilities and Common Equipment (each, “Terminated Transmission Facilities”), and not otherwise with respect to any other Transmission Facilities or Common Equipment or other obligations hereunder, if one or more of the following events occur:
(i)The Terminated Transmission Facilities are damaged and destroyed and the Owners decide not to repair or rebuild (or cannot reach agreement to repair or rebuild) them in accordance with Article VII; or
(ii)The Terminated Transmission Facilities are retired and decommissioned in accordance with Article VIII.
(b)    Subject to Section 2.4(c), this entire Agreement shall terminate if one or more of the following events occur:
(i)    Mutual agreement of the Parties to terminate this Agreement; or
(ii)    This Agreement is terminated by exercise of remedies pursuant to Section 12.3.
2.4    Effect of Termination.
(a)    If this Agreement is terminated pursuant to Section 2.3(a) with respect to any Terminated Transmission Facilities, then, except as for those provisions that are expressly intended to survive termination and, subject to Section 2.4(b) and receipt of any necessary Governmental Authorizations required by Governmental Requirements, this Agreement shall terminate and become void and of no further force and effect, without further action by either
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Party solely with respect to such Terminated Transmission Facilities, provided that neither Party shall be relieved from any of its obligations or liabilities hereunder accruing prior thereto.
(b)    In the event that this Agreement is terminated pursuant to Section 2.3(a) with respect to any Terminated Transmission Facilities and the Non-Operating Owner continues to own all or a portion of the Ownership Interest(s) in such Terminated Transmission Facilities, then: (i) the Operator shall, upon written notice from the Non-Operating Owner delivered to the Operator no later than fifteen (15) Business Days after termination of this Agreement solely with respect to such Terminated Transmission Facilities pursuant to Section 2.3(a), continue to perform such of its obligations and covenants in Articles VI, VII, and VIII as are set forth in the notice; (ii) such obligations and covenants, together with Articles XI, XIV, XV, XVI, XVII, and XIX (to the extent applicable to the surviving covenants and obligations), shall continue in full force and effect notwithstanding the termination of this Agreement solely with respect to such Terminated Transmission Facilities pursuant to Section 2.3(a); and (iii) the Parties shall amend this Agreement to reflect such changes to this Agreement as shall be necessary and mutually acceptable to the Parties to conform this Agreement solely as it relates to such Terminated Transmission Facilities to the surviving provisions of this Agreement in accordance with this Section 2.4(b).
(c)    If this Agreement is terminated pursuant to Section 2.3(b), then, except as for those provisions that are expressly intended to survive termination of this Agreement and, subject to receipt of any necessary Governmental Authorizations required by Governmental Requirements, including FERC approval, this Agreement shall terminate and become void and of no further force and effect, without further action by either Party, provided that neither Party shall be relieved from any of its obligations or liabilities hereunder accruing prior thereto.
ARTICLE III
TRANSMISSION FACILITIES OWNERSHIP INTERESTS
3.1    Ownership Interests.
(a)    Pursuant to the JPSA, as of the Closing Date: (i) the percentage of ownership in a Segment that is owned by Idaho Power is set forth in column A of Exhibit C, and the percentage of ownership in a Segment that is owned by PacifiCorp is set forth in column B of Exhibit C; and (ii) when the Owners each own a percentage of a Segment, each of the Owners own an undivided ownership interest in such Segment as tenants-in-common.
(b)    The Owners agree that they shall enter into such additional documentation as shall reasonably be required to document the Owners’ Ownership Interests in the Transmission Facilities and any change in the Owners’ Ownership Interests in the Transmission Facilities as a result of the application of Section 3.3(b), provided that in no event shall an Owner be responsible for paying any amount to the other Owner as a result of any change in any Ownership Interest in the Transmission Facilities, except as expressly provided for in this Agreement or as otherwise agreed to in writing by the Parties.
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3.2    Capacity Allocations.
(a)     Directional Capacity Allocation. The Parties agree that the total directional transmission capacity in megawatts of each Segment and Path is set forth in columns E and H of Exhibit C (the “Total Directional Capacity”), and is allocated to: (i) Idaho Power (A) as expressed in megawatts as set forth in columns C and F of Exhibit C and (B) as expressed as a percentage of the total directional transmission capacity of each Segment and Path as set forth in columns I and K of Exhibit C; and (ii) PacifiCorp (A) as expressed in megawatts as set forth in columns D and G of Exhibit C and (B) as expressed as a percentage of the total directional transmission capacity of each Segment and Path as set forth in columns J and L of Exhibit C. Each of the allocations of directional transmission capacity of each of the Segments and Paths to each of the Owners expressed in megawatts in Sections 3.2(a)(i)(A) and 3.2(a)(ii)(A) is herein referred to as the “Directional Capacity Allocation” and each of the allocations of directional transmission capacity of each of the Segments and Paths to each of the Owners in percentages in Sections 3.2(a)(i)(B) and 3.2(a)(ii)(B) is herein referred to as the “Directional Capacity Allocation Percentage.”
(b)    Scheduling Over Segments which are Not Part of a Path. Each Owner shall have the right to post and sell its Directional Capacity Allocation over each Segment (which is not part of a Path) in accordance with its OATT, and each Owner shall schedule energy or make available for scheduling each Segment (which is not part of a Path) in each direction consistent with its applicable Directional Capacity Allocation Percentage of the Total Directional Capacity of the Segment in each direction and pursuant to Governmental Requirements and Governmental Authorizations; provided, however, that at no time shall an Owner be entitled to post, sell, schedule or make available for scheduling more than its applicable Directional Capacity Allocation Percentage of the Total Directional Capacity of any Segment (which is not part of a Path) in any direction, unless otherwise mutually agreed to in writing by the Owners.
(c)    Scheduling Over Segments which are Part of a Path. Each Owner shall have the right to post and sell its Directional Capacity Allocation over a Path in accordance with its OATT, and each Owner shall schedule energy or make available for scheduling a Path in each direction consistent with its applicable Directional Capacity Allocation Percentage of the Total Directional Capacity of the Path in each direction and pursuant to Governmental Requirements and Governmental Authorizations; provided, however, that at no time shall an Owner be entitled to post, sell, schedule or make available for scheduling more than its applicable Directional Capacity Allocation Percentage of the Total Directional Capacity of any Path over one or more of the Segments which are part of the Path in any direction, unless otherwise mutually agreed to in writing by the Owners.
3.3    Adjustment of Capacity Allocations and Ownership Interests.
(a)    Adjustment of Directional Capacity Allocations and Directional Capacity Allocation Percentages.
(i)    Each of the Owners shall be allocated their Pro Rata Share (based on their applicable Directional Capacity Allocation Percentages) of all temporary changes in the Total Directional Capacity of a Segment or Path.
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(ii)    Permanent changes in the Total Directional Capacity of a Segment or Path occur when the first of the following occurs: (A) when the quantity and, if applicable, direction of change in Total Directional Capacity are agreed to by the Owners; or (B) when WECC or the applicable WECC committee recognizes the quantity and, if applicable, direction of change in Total Directional Capacity.
(iii)Each of the Owners shall be allocated their Pro Rata Share (based on their applicable Directional Capacity Allocation Percentages) of any permanent decrease or permanent increase (which is not the result of a capital upgrade or which is the result of a capital upgrade that both Owners participated in on a Pro Rata Basis (in accordance with their Ownership Interests)) in the Total Directional Capacity of a Segment or Path calculated pursuant to Section 3.3(a)(ii). In the event of a permanent increase in the Total Directional Capacity of a Segment or Path calculated pursuant to Section 3.3(a)(ii), then the increase in Total Directional Capacity shall be allocated to the Owners based on their participation in the capital upgrade established pursuant to Section 6.1.
(iv)In the event there is a permanent increase or decrease in the Total Directional Capacity of a Segment or Path calculated pursuant to Section 3.3(a)(ii), the Owners shall promptly amend the Agreement to update Exhibit C to reflect revisions in the Total Directional Capacity of the Segment or Path as well as the Directional Capacity Allocations and Directional Capacity Allocation Percentages of the Owners in the Segment or Path calculated pursuant to Sections 3.3(a)(ii) and 3.3(a)(iii).
(b)    Adjustment of Ownership Interests in Segments.
(i)    Only permanent changes in the Total Directional Capacity of a Segment pursuant to Section 3.3(a)(ii) have the ability to affect the Owners’ Ownership Interests in a Segment. In the event that there is a permanent increase or decrease in the Total Directional Capacity of a Segment in accordance with Section 3.3(a)(ii), then the Ownership Interest for each Owner shall be calculated on the following basis:
(A)Add both of the Owner’s Directional Capacity Allocations in the Segment (taking into account the Owner’s Pro Rata Share of the increase or decrease determined in accordance with Section 3.3(a));
(B)Add both of the Segment’s Total Directional Capacities (taking into account the increase or decrease of the Segment’s Total Directional Capacities determined in accordance with Section 3.3(a)); and
(C)Divide the sum of clause A above by the sum of clause B above to produce the Owner’s revised Ownership Interest in the Segment.
(ii)    In the event that there is a permanent increase or decrease in the Total Directional Capacity of a Segment in accordance with Section 3.3(a)(ii), the Owners shall promptly amend the Agreement to update Exhibit C to reflect any revisions in the Ownership Interests of the Owners in any Segment calculated in accordance with this Section 3.3(b)(i). In addition, the Owners shall promptly amend the Agreement to update Exhibit C to reflect
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revisions in any Substation O&M Allocation as a result of changes in the Ownership Interests of the Owners in any Substation Segment calculated in accordance with Section 3.3(b)(i).
(c)    Reviews.
(i)    Subject to Section 3.3(c)(iii), the Owners shall meet periodically, but not less than every five (5) years beginning in the year 2020, to review:

(A)	The Directional Capacity Allocations, the Directional Capacity Allocation Percentages and the Substation O&M Allocations set forth in Exhibit C;

(B)	The formulas for adjusting Directional Capacity Allocation Percentages and Ownership Interests set forth in this Section 3.3;

(C)	The definition of Pro Rata Share;

(D)	The treatment of electric losses set forth in Section 9.5;

(E)	The formulas describing the charges set forth in Exhibit D; and

(F)	Any other provisions of this Agreement as either Party may elect.
(ii)    Subject to Section 3.3(c)(iii), the Owners shall meet promptly and attempt to reach a mutually agreeable solution in the event that a Governmental Requirement or Governmental Authorization adversely affects: (A) the ability of an Owner to perform its obligations or exercise its rights under this Agreement; or (B) the treatment of assets of an Owner that are subject to or affected by this Agreement.
(iii)    In no event shall this Agreement be amended, supplemented or otherwise modified pursuant to Sections 3.3(c)(i) or 3.3(c)(ii), unless the Parties agree in writing to such amendment, supplement or modification.
3.4    Qualified Owner. Each Owner shall take all actions required to continue to be a Qualified Owner during the Term. If at any time during the Term an Owner ceases to be a Qualified Owner, then such Owner shall immediately provide notice thereof to the other Owner and take all actions required to resume being a Qualified Owner.
3.5    No Right to Use. For the avoidance of doubt, the provisions of this Agreement shall not confer upon either Owner the right to use or transmit energy over any transmission facilities owned by the other Owner (other than with respect to the Transmission Facilities and Paths as provided for herein).
3.6    Payments. All payments required to be made by or on behalf of the Owners under the terms of this Agreement, including payments to the Operators of the Monthly Transmission
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Facilities O&M Charge, the Monthly Substation O&M Charge, the Monthly Common Equipment Charge and Other Costs, shall be made to the account or accounts designated by the Owner or Operator to which the payment is owed, by wire transfer in immediately available funds in the lawful currency of the United States.
3.7    Waiver of Partition Rights. The Owners acknowledge that any exercise of the remedy of partition (whether at law or in equity) of the jointly-owned Transmission Facilities or any portion thereof would be impracticable in view of the purposes and requirements of this Agreement, would violate the spirit and intent of this Agreement, and would defeat the Owners’ intentions and reasonable expectations as well as the consideration upon which each Owner entered into this Agreement. Accordingly, each Owner agrees that during the Term it: (a) will not, directly or indirectly, commence, maintain, support or join in any action or proceedings of any kind to partition the jointly-owned Transmission Facilities or any portion thereof; and (b) waives, after consultation with its qualified legal counsel, any and all rights that it may have under this Agreement or Governmental Requirements (whether at law or in equity) or otherwise to commence, maintain, support or join in any such action or proceeding. Each Owner acknowledges that the other Owner has entered into and will perform the terms of this Agreement in reliance upon the other Owner’s agreement and adherence to the terms of this Section 3.7, and would not have entered into this Agreement but for such reliance; and that it would be unjust and inequitable for any Owner to violate or to seek relief from any provision of this Section 3.7.
3.8    Nonexclusive License to Enter and Use Real Property.
(a)    Subject to the terms and conditions of this Agreement, including this Section 3.8:
(i)    PacifiCorp hereby irrevocably grants to Idaho Power a nonexclusive license (the “Idaho Power License”) to use and access the real property to which Idaho Power’s Ownership Interests in the Transmission Facilities are affixed (the “PacifiCorp Sites”), but only to the extent of, and subject in all respects to, PacifiCorp’s real property interests (including fee, rights-of-way, easements and other real property interests) and other real property rights therein (collectively, the “PacifiCorp Real Property Rights”) and only to the extent such Idaho Power License is permitted by the PacifiCorp Real Property Rights and Governmental Requirements; and
(ii)    Idaho Power hereby irrevocably grants to PacifiCorp a nonexclusive license (the “PacifiCorp License” and, together with the Idaho Power License, the “Real Property Licenses”) to use and access the real property to which PacifiCorp’s Ownership Interests in the Transmission Facilities are affixed (the “Idaho Power Sites” and, together with the PacifiCorp Sites, the “Transmission Facilities Sites”), but only to the extent of, and subject in all respects to, Idaho Power’s real property interests (including fee, rights-of-way, easements and other real property interests) and other real property rights therein (collectively, the “Idaho Power Real Property Rights” and, together with the PacifiCorp Real Property Rights, the “Real Property Rights”) and only to the extent such PacifiCorp License is permitted by the Idaho Power Real Property Rights and Governmental Requirements.
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(b)    Each Real Property License will be utilized by the grantee Owner and its Representatives for the use of, and rights of ingress, egress and access to, the applicable Transmission Facilities Sites to permit the Owner and its Representatives to exercise the Owner’s rights and obligations as to its Ownership Interests in the Transmission Facilities.
(c)    The rights of the grantee Owner and its Representatives for use of, ingress, egress and access to the applicable Transmission Facilities Sites shall be governed by this Section 3.8 during the period the Real Property License is in effect, including during any period after this Agreement has been terminated but the surviving provisions identified in Section 10.2 (including Section 3.8) remain in effect.
(d)    Upon the termination or expiration of this Agreement, each Real Property License may be utilized by the grantee Owner and its Representatives for the right of ingress, egress and access to the Transmission Facilities Sites, for the sole purpose of inspection and as provided for in Section 3.8(f).
(e)    In the exercise of its rights under the Real Property License: (i) the grantee Owner and its Representatives shall not interfere with the construction, commissioning, operation and maintenance, capital upgrades and improvements to, repair and reconstruction of, and retirement and decommissioning of the Transmission Facilities (or any other equipment or facilities owned, controlled or operated by the grantor Owner on the Transmission Facilities Site) or any portion thereof by the Operator or pose a safety hazard; (ii) the grantee Owner and its Representatives shall comply with any requirements of the Real Property Rights applicable to the Transmission Facilities Sites as of the Effective Date and any other Real Property Rights arising after the Effective Date with respect to which it receives written notice; (iii) the grantee Owner shall provide reasonable prior written notice to the grantor Owner of its intent to exercise any right or privilege granted by the Real Property License; and (iv) the grantee Owner and its Representatives exercising any right or privilege under the Real Property License shall comply with the grantor Owner’s or any other contractor’s safety and operational procedures and security rules, provided that such procedures and rules are in writing and are delivered to the grantee Owner in advance. For the avoidance of doubt, the Owners acknowledge that no representations or warranties are made with respect to the Transmission Facilities Sites and that the Real Property Licenses are expressly subject in all respects to all Real Property Rights applicable to the Transmission Facilities Sites.
(f)    Each Real Property License includes a nonexclusive right of the grantee Owner for the location of equipment in which such Owner has an Ownership Interest, together with any replacements, capital upgrades or improvements thereto, on the Transmission Facilities Sites, to be utilized by such Owner to locate such equipment on such premises, together with the right to access such equipment over and across the Transmission Facilities Sites, provided that any replacements, capital upgrades or improvements to such equipment shall be made in accordance with the provisions of this Agreement prior to its expiration or termination.
(g)    Each Real Property License shall terminate, in whole or in part, if and to the extent the grantee Owner no longer requires the Real Property License for the uses described in this Section 3.8, including if and to the extent such Owner no longer has an Ownership
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Interest in the Transmission Facilities affixed to the respective Transmission Facilities Sites, written notice of which the grantee Owner shall promptly provide to the grantor Owner.
(h)    If and to the extent the Real Property Licenses are not permitted by any of the Real Property Rights with respect to all or any portion of the Transmission Facilities Sites (the “Excluded Transmission Facilities Sites”), then the Parties shall cooperate in good faith to identify and use Commercially Reasonable Efforts to implement an alternative to the Real Property Licenses with respect to the Excluded Transmission Facilities Sites in order to attempt to provide each of the Parties with the rights that they would have been provided under the Real Property Licenses with respect to the Transmission Facilities Sites; provided, however, in no event shall an Owner be required to amend, revise or modify in any respect any of its Real Property Rights pursuant to this Section 3.8(h).
3.9    Access to Antelope Substation for Idaho Power Maintenance of Department of Energy Facilities.
(a)    PacifiCorp shall provide Idaho Power access to the Antelope Substation for the purpose of maintaining the Department of Energy equipment that is listed on Exhibit E and located in the Antelope Substation.
(b)    PacifiCorp shall provide Idaho Power access to the Antelope Substation control building to allow Idaho Power to perform the necessary switching to maintain the Department of Energy equipment, and to allow access to Idaho Power’s SCADA, communication, telemetry and metering equipment. Idaho Power shall provide PacifiCorp advance notice of its desire to gain access to the control building.
ARTICLE IV
OPERATOR OF TRANSMISSION FACILITIES
4.1    Appointment of Operator.
(a)    The Owners hereby appoint the Party set forth in column M of Exhibit C as the Operator of each of the Transmission Facilities associated with the Party’s name on Exhibit C, and the Party hereby accepts appointment, to serve as the Operator and to perform the other covenants and obligations of the Operator expressly set forth in this Agreement, in accordance with the terms and conditions of this Agreement.
(b)    Each of the Owners hereby authorizes the Operators to utilize its Common Equipment and wholly-owned Transmission Facilities to support the operation of the Transmission Facilities in accordance with the terms of this Agreement.
(c)    Notwithstanding anything to the contrary contained in this Agreement or Governmental Requirements, the Owners agree that the Operators shall have no obligations, responsibilities or duties to the Owners other than as are expressly provided for in this Agreement.
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4.2    Authority of Operator.
(a)    Subject to the limitations set forth in Articles IV-VIII, each Operator shall be responsible in all respects for the Transmission Facilities and Common Equipment for which it is the Operator in accordance with the terms and conditions of this Agreement. Without limiting the foregoing, each Operator shall supervise and perform, or cause to be supervised and performed, the physical operation and maintenance of, interconnection to, design of, capital upgrades and improvements to, repair and reconstruction of, security of, outage restoration of, and retirement and decommissioning of, the Transmission Facilities and Common Equipment it is responsible for in accordance with this Article IV and Articles V-VIII. In the performance of its obligations under this Agreement, each Operator shall have authority, subject to the other terms of this Article IV and Articles V-IX, to take any or all of the actions it reasonably determines are necessary to perform its obligations under this Agreement.
(b)    The Owners and the Operators agree that title to all capital upgrades and improvements to the Segments and Common Equipment constructed by or on behalf of the Operators pursuant to Articles V and VI shall vest with the Owner or Owners of such Segments or Common Equipment in accordance with their respective Ownership Interests in such Segments or Common Equipment, and, in the case of jointly-owned Segments, shall be jointly owned by the Owners as tenants-in-common in accordance with their respective Ownership Interests in the jointly-owned Segments.
(c)    Each Operator will exercise or enforce all of the benefits, rights and remedies under the Transmission Facilities Contracts for the benefit of the Owners without adverse distinction between the Owners. In furtherance and not in limitation of the immediately preceding sentence, and except as otherwise provided in Section 9.5 with respect to electric losses, each Operator agrees to transfer, assign, distribute, pay over or otherwise make available to the Non-Operating Owner, the Non-Operating Owner’s Pro Rata Share (based on its respective Ownership Interest(s), if any) of any payments or proceeds obtained pursuant to any Transmission Facilities Contract. Notwithstanding anything to the contrary contained in this Agreement, the Owners agree that only the Operators shall be entitled to exercise or enforce the benefits, rights and remedies under the Transmission Facilities Contracts.
4.3    Delegation of Responsibilities.
An Operator may, in its sole and absolute discretion, utilize its employees and supervisory personnel, and any independent technical advisors, consultants, contractors and agents which it may select, as may be required to perform its obligations (each, a “Delegate”). Notwithstanding any such delegation, the Operator shall remain responsible and liable for all of its delegated obligations in accordance with the terms of this Agreement.
4.4    Governmental Authorizations.
(a)    Each Operator is authorized to prepare and submit to all appropriate Governmental Authorities the necessary reports, applications, plans, specifications and other documents to procure all Governmental Authorizations required to perform its obligations under this Agreement with respect to the Transmission Facilities and Common Equipment it is responsible for or to comply with Governmental Requirements, provided that the Operator shall
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consult with the Non-Operating Owner prior to the submission of any such reports, application, plans, specification and other documents to the extent to which they relate to any jointly-owned Transmission Facilities. To the extent permitted by Governmental Requirements, each Operator shall use Commercially Reasonable Efforts to obtain and structure all Government Authorizations for which it applies after the Effective Date in such a way as to recognize each Owner’s applicable Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)), if any, as contemplated by this Agreement. Notwithstanding anything to the contrary in this Agreement, except as set forth in Section 5.1(b), nothing in this Section 4.4 shall obligate an Operator to prepare and submit to appropriate Governmental Authorities any reports, applications, plans, specifications and other documents to procure any Governmental Authorizations required by the Owners in connection with their ownership of an Ownership Interest in the Transmission Facilities or the Common Equipment or the recovery of any costs and expenses in connection therewith.
(b)    To the extent that an Operator cannot obtain a Governmental Authorization pursuant to Section 4.4(a) on behalf of one or both of the Owners, each such Owner shall: (i) be responsible for preparing and submitting to the appropriate Governmental Authority the necessary reports, applications, plans, specifications and other documents to procure such Governmental Authorization; and (ii) exercise all Commercially Reasonable Efforts to obtain such Governmental Authorization. Unless and until the Owner or Owners are able to obtain such Governmental Authorizations, the Operator shall not perform or continue to perform any of the obligations requiring such Governmental Authorizations if to do so would result in the Owner or Owners or the Operator being in violation of Governmental Requirements or Governmental Authorizations.
(c)    Each Owner shall, at its own cost: (i) reasonably cooperate and support the Operators in obtaining any Governmental Authorizations required pursuant to Section 4.4(a); and (ii) reasonably respond to inquiries or requests issued to it by any Governmental Authorities in respect of such Governmental Authorizations; provided, however, that an Owner shall not be obligated pursuant to this Section 4.4(c) to disclose Proprietary Information except to the extent that it is otherwise required to disclose such Proprietary Information: (A) by Governmental Requirements; (B) by any Governmental Authority; or (C) pursuant to the express terms of this Agreement.
4.5    Audit. Each Non-Operating Owner may, at its cost, at any time during normal business hours and with reasonable prior notice of not less than thirty (30) Business Days, but not more often than once in any twelve (12) month period, inspect and audit the books and records of the Operator and any of its Affiliates and Delegates (and the Operator shall secure such rights for the Non-Operating Owner from its Affiliates and Delegates) involved in the provision of services pursuant to this Agreement (“Other Costs Records”), to the extent reasonably relating to the determination of Monthly Transmission Facilities O&M Charges, Monthly Substation O&M
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Charges, Monthly Common Equipment Charges, and Other Costs for which the Non-Operating Owner is liable under this Agreement as shown on an invoice provided to the Non-Operating Owner pursuant to Section 4.7 within eighteen (18) months prior to the date of the audit notice. Each Operator shall, and shall cause any of its relevant Affiliates and Delegates, to keep and maintain all such Other Costs Records to the extent reasonably relating to the determination of Monthly Transmission Facilities O&M Charges, Monthly Substation O&M Charges, Monthly Common Equipment Charges, and Other Costs for which the Non-Operating Owner is liable under this Agreement and make such Other Costs Records available to the Non-Operating Owner in accordance with the terms of this Agreement. If any audit discloses that, during such eighteen (18) month period, an overpayment or underpayment of Monthly Transmission Facilities O&M Charges, Monthly Substation O&M Charges, Monthly Common Equipment Charges or Other Costs has been made by the Non-Operating Owner or the amount of any Monthly Transmission Facilities O&M Charges, Monthly Substation O&M Charges, Monthly Common Equipment Charges, or Other Costs allocated to the Non-Operating Owner in an invoice is incorrect, then such overpayment, underpayment or incorrect amount shall be resolved pursuant to Section 4.8. The Non-Operating Owner requesting the audit shall reimburse one hundred percent (100%) of all reasonable costs and expenses (including internal costs and expenses) incurred by or on behalf of the Operator and any of its Affiliates and Delegates in complying with the provisions of this Section 4.6, provided that the Non-Operating Owner shall not be required to reimburse any such costs if the audit determines that the Non-Operating Owner has made more than Twenty-Five Thousand Dollars ($25,000) in overpayments of Monthly Transmission Facilities O&M Charges, Monthly Substation O&M Charges, Monthly Common Equipment Charges, or Other Costs or more than Twenty-Five Thousand Dollars ($25,000) in Monthly Transmission Facilities O&M Charges, Monthly Substation O&M Charges, Monthly Common Equipment Charges, or Other Costs have been incorrectly allocated to the Owner.
4.6    Insurance.
(a)    Owner Insurance. Each Owner shall be responsible for obtaining and maintaining during the Term insurance covering its respective legal liabilities related to its Ownership Interests in the Transmission Facilities and Common Equipment. Insurance required by this Section 4.6(a) will be placed with appropriate carriers and in amounts in accordance with Good Utility Practice and Governmental Requirements.
(b)    Property Insurance. Each Operator, on behalf of the Owners and any other named insureds or loss payees, will, with respect to Substations and equipment therein that is included as part of the jointly-owned Transmission Facilities it is responsible for: (i) determine the appropriate property insurance coverages, minimum amounts, self-insured amounts, deductibles and other insurance policy terms which shall be reasonable and customary for similarly situated utilities; (ii) obtain and maintain such property insurance during the Term; and (iii) be solely responsible for pursuing claims and/or negotiating settlements in respect of claims under such insurance coverages. The Operators shall be compensated for the costs of obtaining and maintaining such insurance (including any premiums, taxes and fees, but excluding deductibles, self-insurance or non-insured costs) through the Monthly Substation O&M Charge. Subject to Article VII, each Owner shall be responsible for its Pro Rata Share (based on its applicable Ownership Interest(s)) of any deductibles, self-insurance and non-insured costs, all of which shall be Other Costs. The Operators shall not be obligated to obtain or maintain any other insurance by or on behalf of the Owners with respect to the Transmission Facilities or Common Equipment for which they are responsible.
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4.7    Invoices.
(a)    Each Non-Operating Owner shall pay the respective Operator the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge, and the Monthly Common Equipment Charge calculated in accordance with Exhibit D as compensation for the Operator’s services under this Agreement. In addition, each Owner shall be responsible for its Pro Rata Share (based on its applicable Ownership Interest(s)) of costs incurred by or on behalf of the Operators pursuant to the terms of this Agreement, including Sections 4.2(a), 4.4(a), 4.6, 5.2, 6.1, 7.1, 7.5, 8.2 and 16.3 (collectively, the “Other Costs”). In the event that an Operator incurs, or reasonably expects to incur, significant Other Costs in excess of One Hundred Thousand Dollars ($100,000), the Operator shall immediately notify the Owners in writing of such Other Costs.
(b)    Within thirty (30) days after the end of the first full calendar month during the Term, and within thirty (30) days after the end of each month thereafter during the Term, each Operator will deliver to the Non-Operating Owner an invoice which will show the total amount and each Owner’s Pro Rata Share (based on its Ownership Interests) of the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge and the Monthly Common Equipment Charge determined in accordance with the terms and conditions of this Agreement. For purposes of clarity, the first such invoices will include amounts owed for the first full month and any partial month that precedes it during the Term. Within thirty (30) days after the end of the first calendar quarter first occurring during the Term (i.e., within 30 days of the first March 31st, June 30th, September 30th, or December 31st during the Term), and within thirty (30) days after the end of each calendar quarter thereafter during the Term, each Operator will deliver to the Non-Operating Owner an invoice which will show the total amount and each Owner’s Pro Rata Share (based on its Ownership Interests) of Other Costs determined in accordance with the terms and conditions of this Agreement; provided, however, that Other Costs associated with capital upgrades and improvements to, or repair and reconstruction of, Transmission Facilities: (a) shall not include AFUDC, provided, that the first Other Costs invoice may include accrued AFUDC on Prior Projects up to the Effective Date; and (b) that are a Substation Segment shall be invoiced using estimated Other Costs, provided that each Operator shall provide a final invoice showing a true-up of estimated Other Costs compared to actual Other Costs after the upgrade, improvement, repair or reconstruction is placed into service;. The Non-Operating Owner shall pay its Pro Rata Share (based on its Ownership Interests) of the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge, the Monthly Common Equipment Charge and the Other Costs shown on the invoice no later than thirty (30) days after the date of the invoice. Any payment past due will accrue interest, per annum, calculated in accordance with the methodology specified for interest in the FERC regulations at 18 C.F.R. § 35.19a(a)(2)(iii) (the “FERC Methodology”). The failure by an Operator to timely deliver an invoice shall not relieve the Non-Operating Owner of its payment obligation in respect of its share of the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge, the Monthly Common Equipment Charge and Other Costs as shown on such invoice, or release the Operating Owner of its responsibility for such invoice.
4.8    Disputed Amounts. If any Non-Operating Owner disputes any portion of any amount specified in an invoice delivered by an Operator pursuant to Section 4.7, the Non-Operating Owner shall pay its total amount of the invoice when due, and, if actually known at
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the time by the Non-Operating Owner, identify the disputed amount and state that the disputed amount is being paid under protest. Any disputed amount shall be resolved pursuant to the provisions of Article XVII. If it is determined pursuant to Article XVII that an overpayment or underpayment has been made by the Non-Operating Owner or the amount of any Monthly Transmission Facilities O&M Charge, Monthly Substation O&M Charge, Monthly Common Equipment Charge, or Other Costs allocated to the Non-Operating Owner on an invoice is incorrect, then: (i) in the case of any overpayment by the Non-Operating Owner, the Operator shall promptly return the amount of the overpayment (or credit the amount of the overpayment on the next invoice) to the Non-Operating Owner; (ii) in the case of an underpayment by the Non-Operating Owner, the Non-Operating Owner shall promptly pay the amount of the underpayment to the Operator (for the benefit of the Operating Owner), otherwise, the Operator shall charge the Non-Operating Owner for the underpayment on the next invoice; and (iii) in the case of an incorrect allocation of Other Costs to an Owner, the allocations of Other Costs on the next invoice shall be adjusted to correct for such incorrect allocation, in each case, together with interest for the period from the date of overpayment, underpayment or incorrect allocation until such amount has been paid or credited against a future invoice calculated in the manner prescribed for calculating interest on refunds under the FERC Methodology.
4.9    Assistance. Each Non-Operating Owner shall cooperate with the Operator promptly, as and when reasonably requested by the Operator, to assist the Operator in the performance of its duties, responsibilities and obligations under this Agreement, including executing and delivering from time to time such additional documents, certificates or instruments, and taking such additional actions, as may be reasonably requested by the Operator. Each Non-Operating Owner shall bear its own costs for providing such cooperation and assistance as requested by the Operator unless the Owners agree otherwise in writing.
4.10    Remedies.
(a)    Notwithstanding any provision to the contrary contained in this Agreement, the Operators shall have no liability to the respective Non-Operating Owners in connection with the performance of their covenants and obligations under this Agreement, except as provided in this Section 4.10 and Section 14.1(c). The Non-Operating Owners agree that they have a duty to mitigate any damages and shall use Commercially Reasonable Efforts to minimize any damages they may incur as a result of an Operator’s failure to perform or breach of any of its covenants or obligations under this Agreement.
(b)    The Owners and Operators acknowledge that the obligations and covenants performed by the Operators hereunder are unique and that the Non-Operating Owners will be irreparably injured should such obligations and covenants not be performed in accordance with the terms and conditions of this Agreement. Consequently, the Non-Operating Owners will not have an adequate remedy at law if the Operators shall fail to perform their obligations and covenants hereunder. The Non-Operating Owners shall have the right, in addition to any other remedy available under this Agreement, to specific performance of the Operators’ obligations and covenants hereunder, and the Owners and Operators agree not to take a position in any proceeding arising out of this Agreement to the effect that the Non-Operating Owners have an adequate remedy at law.
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ARTICLE V
OPERATION AND MAINTENANCE OF TRANSMISSION FACILITIES
5.1    Compliance; Standard of Work.
(a)    The Operator shall perform its obligations set forth in this Agreement: (i) without adverse distinction between the Owners; and (ii) in accordance with Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards.
(b)    Without limiting the generality of Section 5.1(a), each Operator shall comply with Governmental Requirements and Reliability Standards applicable to an owner and an operator of the Transmission Facilities and Common Equipment for which it is responsible, regardless of whether any such Transmission Facilities and Common Equipment are solely owned by the Operating Owner or jointly owned by the Parties.
5.2    Operation and Maintenance; Outages and Outage Coordination; Capital Upgrades and Improvements.
(a)    Each Operator shall operate and maintain the Transmission Facilities and Common Equipment for which it is responsible in accordance with Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards.
(b)    Each Operator shall provide written notice of planned outages associated with the Transmission Facilities, Common Equipment and Paths for which it is responsible to the Non-Operating Owner’s outage coordinator as soon as outage schedules are known, but no later than the later of the period specified in the Operating Owner’s OATT or the Northwest Power Pool Processes document dated May 2014, as it is amended from time-to-time, regarding outage coordination and shall, subject to Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards, accommodate reasonable requests of the Non-Operating Owner to change the date or period of the planned outage. Each Operator shall promptly notify the Non-Operating Owner’s outage coordinator of any event or circumstance that results in a partial or total reduction of the transmission capacity of a Segment or Path set forth in Exhibit C, and shall use Commercially Reasonable Efforts to diligently: (i) coordinate operations during such event or circumstance; (ii) coordinate the restoration of the transmission capacity of such Segment from such event or circumstance with the Non-Operating Owner; and (iii) perform the actions necessary to restore the transmission capacity of such Segment or Path and otherwise recover from the event or circumstance. Notwithstanding any provision to the contrary contained in this Agreement, the Owners shall be allocated their share of a temporary reduction in the transmission capacity of the Transmission Facilities and the Paths pursuant to Section 3.3(a)(i), and shall be allocated their share of a permanent reduction in transmission capacity of the Transmission Facilities and the Paths pursuant to Sections 3.3(a)(ii) and 3.3(a)(iii). The Operator’s outage coordinator shall accommodate reasonable requests of the Non-Operating Owner’s outage coordinator, and Non-Operating Owner’s outage coordinator shall accommodate reasonable requests of the Operator’s outage coordinator, in the event of an actual or potential Energy Emergency to take extraordinary steps to protect reliability.
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(c)    Each Operator shall make maintenance renewals and replacements to the Transmission Facilities and Common Equipment it is responsible for: (i) the costs of which are recordable as an operation and maintenance expense under the FERC Uniform System of Accounts; and (ii) that are necessary for the operation of the Transmission Facilities and Common Equipment in accordance with Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards. Such maintenance renewals and replacements to the Transmission Facilities are included in the services for which the Operator is compensated by the Monthly Transmission Facilities O&M Charge. The Operator shall not separately invoice the Owners for the costs of such maintenance renewals and replacements to the Transmission Facilities and Common Equipment. Notwithstanding anything to the contrary contained in this Agreement, any maintenance renewals and replacements made pursuant to this Section 6.1(c) to Transmission Facilities shall be Transmission Facilities for purposes of this Agreement, and any maintenance renewals and replacements made pursuant to this Section 6.1(c) to Common Equipment shall be Common Equipment for purposes of this Agreement.
(d)    Each Operator shall make capital upgrades and improvements to the Transmission Facilities and Common Equipment it is responsible for: (i) the costs of which are recordable as capital expenditures under the FERC Uniform System of Accounts; and (ii) which are necessary for the operation of the Transmission Facilities and Common Equipment in accordance with Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards. The Operator shall consult with the Non-Operating Owner and receive prior approval, such approval not to be unreasonably withheld, delayed or conditioned, with respect to any capital upgrade or improvement for which the Non-Operating Owner shall have financial responsibility under this Agreement and which Operator reasonably expects to incur total project costs that exceed Five Hundred Thousand Dollars ($500,000). The Owners shall be responsible for their Pro Rata Share (based on their respective Ownership Interests, if any, in the Transmission Facilities and Common Equipment being upgraded or improved) of any Costs incurred by or on behalf of the Operator in making such capital upgrades or improvements. Such capital upgrades and improvements to the Transmission Facilities and Common Equipment are included in the services for which the Operator is compensated by the Other Costs charge. Notwithstanding anything to the contrary contained in this Agreement, any capital upgrades and improvements made pursuant to this Section 6.1(d) to the Transmission Facilities shall be considered Transmission Facilities for purposes of this Agreement, and any capital upgrades and improvements made pursuant to this Section 6.1(d) to Common Equipment shall be considered Common Equipment for purposes of this Agreement.
(e)    Each Operator shall assume responsibility for completion of “Idaho Power Extraordinary Items,” “PacifiCorp Extraordinary Items,” “Idaho Power Planned Improvements,” “PacifiCorp Planned Improvements” and completion of a “Casualty Loss” as each is defined in the JPSA (collectively, the “Prior Projects”), underway on the Effective Date on Segments for which it is responsible in accordance with the terms and conditions of this Agreement, and such capital upgrades, improvements, repairs or reconstruction shall not be subject to approval of the Non-Operating Owner. Such Prior Projects are included in the services for which the Operator is compensated by the Other Costs charge. The Owners shall be responsible for their Pro Rata Share (based on their respective Ownership Interests in the Segment being upgraded, improved, repaired or reconstructed) of any Costs incurred by or on behalf of: (i) the Prior Project’s Owner
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prior to the Effective Date; and (ii) the Operator commencing on the Effective Date through the completion of such capital upgrades, improvements, repairs or reconstruction. Notwithstanding anything to the contrary contained in this Agreement, any capital upgrades and improvements made pursuant to this Section 6.1(e) to the Transmission Facilities shall be considered Transmission Facilities for purposes of this Agreement. Insurance proceeds received by a Party related to the Prior Projects, shall be forwarded to the Operator, less an amount equal to that expended by the Party on the Prior Projects up to the Effective Date and not reflected in Net Book Value on the Effective Date. The Operator shall apply such proceeds (up to each Owner’s Pro Rata Share (based on its respective Ownership Interest(s) in the Segment being upgraded, improved, repaired or reconstructed)) to the completion of the Prior Projects, and return to the Owners their Pro Rata Share (based on their respective Ownership Interest(s) in the Segment being upgraded, improved, repaired or reconstructed) of any excess insurance proceeds.
5.3    Requests for Generation or Transmission Interconnection Service.
The Owners acknowledge and agree that all requests for interconnection to any of the jointly-owned Transmission Facilities must be coordinated with the Operator responsible for such Transmission Facilities and processed in a manner consistent with the Owner’s OATT pursuant to which the request was made (“Interconnection Owner”) and any Governmental Requirements. An Interconnection Owner in receipt of a request for interconnection with any jointly-owned Transmission Facilities will promptly notify the responsible Operator and the other Owner, and thereafter the Owners and the Operator will coordinate and cooperate to process the interconnection request. The Operator will coordinate and conduct any studies required to determine the impact of the interconnection request on the jointly-owned Transmission Facilities and other affected systems, including the Owners’ Transmission Systems, in accordance with the Interconnection Owner’s OATT and any Governmental Requirements. The Operator will notify the Owners and such affected systems of all meetings held with the entity requesting an interconnection.
ARTICLE VI
TRANSMISSION FACILITIES CAPITAL UPGRADES PROPOSED BY AN OWNER
6.1    Capital Upgrades.
(a)    At any time during the Term, an Owner (“Electing Owner”) may elect to make a capital upgrade or improvement to the Transmission Facilities, provided that in no event shall an Electing Owner be entitled to make a capital upgrade or improvement to any Transmission Facilities that reasonably would be expected to have a material adverse effect on the other Owner’s ownership, use or enjoyment of its Ownership Interest(s) in such Transmission Facilities (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) as contemplated in this Agreement. An Electing Owner shall provide the other Owner no less than sixty (60) days’ prior written notice of its election, together with reasonable details about the proposed upgrade or improvement to the Transmission Facilities (each, a “Capital Upgrade Notice”). Within sixty (60) days of receipt of the Capital Upgrade Notice, the other Owner may notify the Electing Owner in writing that it elects to participate in the capital upgrade or improvement to the Transmission Facilities.
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(i)    If the other Owner delivers notice to the Electing Owner within the sixty (60) day period that it elects to participate in the capital upgrade or improvement to the Transmission Facilities, then the Owners shall meet and agree on: (A) the final scope of the capital upgrade or improvement; (B) the allocation of increased transmission capacity, if any, associated with such capital upgrade and improvement between the Owners, including any change in the Owners’ Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s) which shall be determined in accordance with Section 3.3; (C) any change in each Owner’s Ownership Interest with respect to such Transmission Facilities and any applicable Substation O&M Allocation which shall be determined in accordance with Section 3.3; (D) each Owner’s share of the costs of such upgrade or improvement (which shall be based on the Owners’ respective Ownership Interests in the Transmission Facilities); (E) any change in the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge, or the Monthly Common Equipment Charge, if any; and (F) such other matters as the Owners may agree upon, all of which shall be memorialized in an amendment to this Agreement executed by the Owners, including any amendments to the Exhibits hereto which shall be effective as set forth in Section 6.1(b) (the “Amendment”); provided, however, that any failure of the Owners to agree on any of the matters specified in subparts (A) through (F) above shall be resolved pursuant to the provisions of Article XVII. Notwithstanding any provisions to the contrary in this Agreement, an Owner shall not be prohibited from making a capital upgrade or improvement to the Transmission Facilities pursuant to this Section 6.1(a) because the Owners fail to agree on any of the matters specified in subparts (A) through (F) of the immediately preceding sentence, and any such disagreement shall be resolved pursuant to Article XVII.
(ii)    If the other Owner elects not to participate in the capital upgrade or improvement to the Transmission Facilities (or fails to deliver a notice to the Electing Owner within the sixty (60) day period), then the Electing Owner may proceed with the capital upgrade or improvement, provided that the Electing Owner shall coordinate with the Operator responsible for the applicable Transmission Facilities on the final scope of the capital upgrade or improvement.
(b)    The applicable Operator shall design, permit, construct, install and commission any upgrades or improvements to the Transmission Facilities provided for in Section 6.1(a)(i) in accordance with the Amendment or, if applicable, any resolution pursuant to Article XVII, and otherwise in accordance with Good Utility Practice, Governmental Requirements and Governmental Authorizations. The Owners shall be responsible, based on the Amendment or, if applicable, any resolution pursuant to Article XVII, for all of the Costs incurred by or on behalf of the Operator in connection with such capital upgrade or improvement to the Transmission Facilities. Effective as of the date of successful commissioning of such capital upgrade or improvement, written notice of which the Operator shall provide to the Owners, the Owners’ Ownership Interests, Directional Capacity Allocation Percentages and Directional Capacity Allocations in respect of such Transmission Facilities any applicable Substation O&M Allocation shall be adjusted, if at all, in accordance with the Amendment or, if applicable, any resolution pursuant to Article XVII, and the Owners shall memorialize any revised Ownership Interests, Directional Capacity Allocation Percentages, Directional Capacity Allocations and applicable Substation O&M Allocation in a revised Exhibit C which shall be effective as of the date of successful commissioning of such upgrade or improvement. Notwithstanding anything to the contrary contained in this Agreement, any capital upgrades or
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improvements provided for in this Section 6.1(b) shall be Transmission Facilities for purposes of this Agreement.
(c)    The applicable Operator shall design, permit, construct, install and commission any upgrades or improvements to the Transmission Facilities provided for in Section 6.1(a)(ii) in accordance with the final scope of the capital upgrade or improvement established by the Electing Owner pursuant to Section 6.1(a)(ii), and otherwise in accordance with Good Utility Practice, Governmental Requirements and Governmental Authorizations. The Electing Owner shall be responsible for all of the Costs incurred by or on behalf of the Operator in connection with such capital upgrade or improvement to the Transmission Facilities and title to such capital upgrades or improvement shall vest solely with the Electing Owner. Effective as of the date of successful commissioning of such capital upgrade or improvement, written notice of which the Operator shall provide to the Owners: (i) the Owners’ Ownership Interests, Directional Capacity Allocation Percentages and Directional Capacity Allocations in respect of such Transmission Facilities and any applicable Substation O&M Allocation shall be adjusted, if at all, in accordance with Section 3.3; and (ii) the Operator shall operate and maintain such capital upgrade or improvement in accordance with Section 6.1(a). In addition, the Owners shall meet and agree on: (A) the allocation of increased transmission capacity, if any, associated with such capital upgrade and improvement between the Owners, including any change in the Owners’ Directional Capacity Allocation Percentages and Directional Capacity Allocations which shall be determined in accordance with Section 3.3; (B) any change in the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge, or the Monthly Common Equipment Charge, if any; and (C) such other matters as the Owners may agree upon, all of which shall be memorialized in an amendment to this Agreement executed by the Owners, including any amendments to the Exhibits hereto which shall be effective as of the date of successful commissioning of such upgrade or improvement; provided, however, that any failure of the Owners to agree on any of the matters specified in subparts (A) through (C) above shall be resolved pursuant to the provisions of Article XVII. Notwithstanding anything to the contrary contained in this Agreement, any capital upgrades or improvements provided for in this Section 6.1(c) shall be Transmission Facilities for purposes of this Agreement.
(d)    Notwithstanding anything to the contrary contained herein, the provisions of this Section 6.1 shall not apply to capital upgrades or improvements made by an Operator pursuant to Section 6.1(c) which are necessary for the operation of the Transmission Facilities in accordance with Good Utility Practice or required by Governmental Requirements or Governmental Authorizations, which shall be governed by the provisions of Section 5.1(d).
(e)    Each Owner shall provide the applicable Operator prompt written notice of any request pursuant to its OATT from a customer to provide additional transmission capacity that will require one or more capital upgrades or improvements to any of the Transmission Facilities. If capital upgrades or improvements are required in accordance with such Owner’s OATT, then such capital upgrades and improvements shall be made by the Operator in accordance with the provisions of Section 6.1(a) and Section 6.1(b).
6.2    McNary Transmission Project. Within thirty (30) days after the earlier of the date on which: (a) Idaho Power notifies PacifiCorp in writing that it desires to proceed with negotiations regarding the development, construction, operation and joint ownership of a new
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transmission line from McNary-Walulla-Walla Walla with capacity to be determined based on future studies and needs (the “McNary Transmission Project”); or (b) PacifiCorp notifies Idaho Power that it plans to proceed with all or a part of the McNary Transmission Project, the Parties will meet and negotiate in good faith to reach agreement on the definitive terms and conditions of construction, ownership and operation agreements for the McNary Transmission Project (the “McNary Transmission Project Agreements”) pursuant to which the Parties will develop, design, engineer, procure, construct, test, commission, operate and jointly own the McNary Transmission Project. Any such negotiations shall automatically terminate if the Parties fail to reach agreement on the definitive terms and conditions of the McNary Transmission Project Agreements within ninety (90) days of receipt of the earlier of the notice in Section 6.2(a) and Section 6.2(b) (the “Negotiations End Date”). The Parties will attempt, to the greatest extent possible, to base the Parties’ rights, duties, obligations, liabilities and remedies under the McNary Transmission Project Agreements on the Parties’ rights, duties, obligations, liabilities and remedies under this Agreement; provided that the Parties agree that PacifiCorp shall be the operator of and responsible for the design, engineering, procurement, construction, testing and commissioning of the McNary Transmission Project under any McNary Transmission Project Agreements and that the terms and conditions associated with PacifiCorp’s responsibilities as operator shall be definitively negotiated as part of any McNary Transmission Project Agreements. If the Parties fail to reach agreement by the Negotiations End Date on the definitive terms and conditions of the McNary Transmission Project Agreements pursuant to this Section 6.2, then PacifiCorp may proceed or not proceed with the McNary Transmission Project and Idaho Power will have no further right to participate with PacifiCorp in the development, construction, operation and joint ownership of the McNary Transmission Project.
ARTICLE VII
PHYSICAL DAMAGE TO TRANSMISSION FACILITIES; CONDEMNATION
7.1    Rebuilding Damaged Facilities.
(a)    If any of the Transmission Facilities or Common Equipment are materially damaged or destroyed (the “Damaged Facilities”), then within thirty (30) days of the date the damage or destruction occurred, the Operator responsible for such Transmission Facilities and Common Equipment shall deliver to the Owners a written notice (the “Damage Notice”) of the Operator’s good faith reasonable estimate of the cost to repair or rebuild the Damaged Facilities.
(i)    If the Damaged Facilities consist of Transmission Facilities that are jointly owned by the Owners and the Damage Notice indicates that the total project cost to repair or rebuild the Damaged Facilities is estimated to be Five Million Dollars ($5,000,000) or more, inclusive of insurance proceeds, then the Owners will determine whether the Damaged Facilities will be repaired or rebuilt within thirty (30) days of the date of the Damage Notice.
(ii)    If the Damaged Facilities consist of Transmission Facilities that are jointly owned and the Damage Notice indicates that the total project cost to repair or rebuild the Damaged Facilities is estimated to be less than Five Million Dollars ($5,000,000), inclusive of insurance proceeds, then, the Operator will determine in accordance with Good Utility Practice whether the Damaged Facilities will be repaired or rebuilt and provide notice thereof to the Owners within thirty (30) days of the date of the Damage Notice.
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(iii)    If the Damaged Facilities consist of an Owner’s wholly-owned Transmission Facilities or Common Equipment, then, the Owner will determine in accordance with Good Utility Practice whether the Damaged Facilities will be repaired or rebuilt and provide notice thereof to the Operator within thirty (30) days of the date of the Damage Notice.
(b)    If the Owners, the Operator, or the Owner determines pursuant to Sections 7.1(a)(i), 7.1(a)(ii), or 7.1(a)(iii), respectively, to repair or rebuild the Damaged Facilities, then the Owners will, upon receipt of any insurance proceeds paid in connection with such Damaged Facilities, apply such proceeds (up to each Owner’s Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Damaged Facilities) in the amount to be paid) to the repair and reconstruction of the Damaged Facilities which will be carried out by the Operator. The Operator will be responsible for obtaining any necessary Governmental Authorizations to repair or rebuild the Damaged Facilities and determining the manner in which to repair and reconstruct the Damaged Facilities (including the equipment to be used). Each Owner shall reasonably cooperate with and support the Operator in obtaining any such Governmental Authorizations in accordance with Section 4.4(c). The Operator will cause such repairs or reconstruction to be made so that the Damaged Facilities will be repaired and restored to substantially the same general condition, character and use as existed prior to such damage or destruction. If the cost of such repairs or reconstruction exceeds the insurance proceeds required to be applied to the repair or reconstruction pursuant to this Section 7.1, then the Owners shall pay, in accordance with their applicable Ownership Interests, if any, the shortfall amount.
7.2    Decision not to Rebuild. If the Owners, the Operator, or the Owner determines pursuant to Sections 7.1(a)(i), 7.1(a)(ii), or 7.1(a)(iii), respectively, not to repair or rebuild the Damaged Facilities (or cannot reach agreement to repair or rebuild the Damaged Facilities), then, in each case: (a) each Owner shall: (i) be entitled to retain any insurance proceeds received pursuant to insurance maintained by it with respect to the Damaged Facilities; (ii) receive its Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Damaged Facilities) of any revenues from the salvage or sale of the Damaged Facilities; and (iii) pay its Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Damaged Facilities) of any costs of removal of parts and equipment from the Damaged Facilities; (b) the Operator shall pay to the Owners their Pro Rata Share (based on their respective Ownership Interest(s), if any, in the Damaged Facilities) of any insurance proceeds received from any property insurance obtained by the Operator pursuant to Section 4.6(b); and (c) subject to Section 7.3, this Agreement shall terminate pursuant to Section 2.3(a) solely with respect to such Damaged Facilities.
7.3    Purchase of Ownership Interest. If the Owners, the Operator, or the Owner determines pursuant to Sections 7.1(a)(i), 7.1(a)(ii), or 7.1(a)(iii), respectively, not to repair or rebuild the Damaged Facilities (or cannot reach agreement to repair or rebuild the Damaged Facilities) and, in each case, one Owner desires to repair or rebuild the Damaged Facilities (the “Continuing Owner”), then the Continuing Owner shall have the option to purchase all of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner in the Damaged Facilities. In order to exercise its option to purchase all of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner in the Damaged Facilities, the Continuing Owner must give written notice thereof to the other Owner within thirty (30) days of the Owners’ or Operator’s determination pursuant to Section
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7.1 not to repair or rebuild the Damaged Facilities. The Owners shall enter into such documentation as the Continuing Owner shall reasonably request to document the purchase and sale of all of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner in the Damaged Facilities, provided that the purchase price of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner shall be equal to the other Owner’s Pro Rata Share (based on its respective Ownership Interest(s) in the Damaged Facilities) of the salvage value of the Damaged Facilities.
7.4    Cooperation. If the Continuing Owner seeks to repair or rebuild the Damaged Facilities purchased from the other Owner pursuant to Section 7.3, then, at the Continuing Owner’s request and expense, the other Owner and the responsible Operator (if the Continuing Owner is not the responsible Operator) will, for a reasonable period of time, cooperate with and use Commercially Reasonable Efforts to assist the Continuing Owner in the repair or rebuilding of the Damaged Facilities. This Section 7.4 shall survive the expiration or termination of this Agreement pursuant to Section 2.3(a) solely with respect to such Damaged Facilities.
7.5    Condemnation. If there occurs a loss of title to, or ownership of, or use and possession of, all or any portion of any of the Transmission Facilities or Common Equipment as the result of the exercise of the right of condemnation or eminent domain by or on behalf of any Governmental Authority, then the Operator responsible for such Transmission Facilities or Common Equipment will promptly give notice thereof to the Owners, which notice shall generally describe the nature and extent of such condemnation or eminent domain proceedings (including any negotiations in connection with such proceedings). The Operator shall, in consultation with the Owners, use Commercially Reasonable Efforts to resist the loss of title to, or ownership of, or use and possession of, all or any portion of any of the Transmission Facilities or Common Equipment through condemnation or eminent domain. If, as a result of condemnation or eminent domain, the Owners shall lose title to, or ownership of, or use and possession of, all or any portion of any of the Transmission Facilities or Common Equipment, the Owners shall determine, by mutual agreement, whether:
(a)    the relevant portion of the Transmission Facilities or Common Equipment is no longer useful for the transmission of electric power and should be retired and decommissioned, in which case the provisions of Article VIII shall control;
(b)    the relevant portion of the Transmission Facilities or Common Equipment should be replaced or modified, in which case the Owners will, upon receipt of any awards paid in connection with such condemnation or eminent domain, apply such awards to the replacement or modification of the Transmission Facilities or Common Equipment which will be carried out by the Operator responsible for such Transmission Facilities or Common Equipment. The Operator will, consistent with the mutual agreement of the Owners, determine the manner in which to replace or modify the Transmission Facilities or Common Equipment, and will cause such replacement and modifications to be made so that the Transmission Facilities or Common Equipment are replaced or modified in accordance with the mutual agreement of the Owners. If the cost of replacement or modification of the Transmission Facilities or Common Equipment exceeds the awards received by the Owners in connection with such condemnation or eminent domain, then the Owners shall pay their Pro Rata Share (based on their respective Ownership
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Interest(s), if any, in the Transmission Facilities or Common Equipment) of the shortfall amount; or
(c)    if the Owners do not reach mutual agreement on one of the actions provided for in Section 7.5(a) and Section 7.5(b), or on another course of action, within sixty (60) days after the date of the notice provided by the Operator to the Owners pursuant to the first sentence of this Section 7.5, then each Owner shall receive its Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Transmission Facilities or Common Equipment) of all awards received by the Owners (or their Affiliates) in connection with any such condemnation or eminent domain (less the actual cost, fees and expenses incurred by the Operator in collection thereof).
ARTICLE VIII
RETIREMENT AND DECOMMISSIONING OF TRANSMISSION FACILITIES
8.1    Decision to Retire Transmission Facilities. The Owners will determine in accordance with the terms of this Article VIII when any of the Transmission Facilities or Common Equipment are no longer useful for the transmission of electric power and should be retired and decommissioned. If the Owners mutually agree to retire and decommission any of the Transmission Facilities or Common Equipment (“Retired Transmission Facilities”), then, subject to Section 8.2 and Section 8.3, this Agreement shall terminate pursuant to Section 2.3(a) solely with respect to such Retired Transmission Facilities.
8.2    Costs of Decommissioning. Each of the Owners shall be responsible for paying its Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Retired Transmission Facilities) of the aggregate amount of all costs incurred by or on behalf of the Operator responsible for the Retired Transmission Facilities to retire permanently the Retired Transmission Facilities from service, including decommissioning, dismantling, demolishing and removal of equipment, facilities and structures, security, maintenance, disposing of debris, abandonment and all other costs incurred by or on behalf of the Operator to retire permanently the Retired Transmission Facilities from service, net of any amounts recovered in connection with the sale of any retired equipment, facilities and structures.
8.3    Purchase of Ownership Interest. Each Owner shall give written notice to the other Owner when it believes any of the Transmission Facilities or Common Equipment should be Retired Transmission Facilities (each, a “Decommissioning Notice”). If the other Owner desires to continue the operation of such Retired Transmission Facilities (the “Remaining Owner”), then the Remaining Owner shall have the option to purchase all of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)), if any, of the other Owner in such Retired Transmission Facilities. In order to exercise its option to purchase all of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner in such Retired Transmission Facilities, the Remaining Owner must give written notice thereof to the other Owner within ninety (90) days of receipt of the other Owner’s Decommissioning Notice. The Owners shall enter into such documentation as the Remaining Owner shall reasonably request to document the purchase and sale of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity
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Allocation(s)), if any, of the other Owner in such Retired Transmission Facilities, provided that the purchase price of the Ownership Interest(s) (and associated Directional Capacity Allocation Percentage(s) and Directional Capacity Allocation(s)) of the other Owner shall be equal to the other Owner’s Pro Rata Share (based on its respective Ownership Interest(s), if any, in the Retired Transmission Facilities) of the depreciated cost of the Retired Transmission Facilities.
8.4    Cooperation. If the Remaining Owner seeks to purchase and continue the operation of the Retired Transmission Facilities, then, at the Remaining Owner’s request and expense, the other Owner and the responsible Operator (if the Remaining Owner is not the responsible Operator) will, for a reasonable period of time, cooperate with and use Commercially Reasonable Efforts to assist the Remaining Owner in the continued operation of the Retired Transmission Facilities. This Section 8.4 shall survive the expiration or termination of this Agreement pursuant to Section 2.3.
ARTICLE IX
TRANSMISSION SYSTEM BOUNDARIES
9.1    Points of Interconnection; Points of Balancing Authority Area Adjacency.
(a)    Each Owner’s Transmission System, which includes the Owner’s Ownership Interests in the Transmission Facilities, shall be considered interconnected at the Points of Interconnection, and the location and associated meter for each Point of Interconnection, and any other information required by Governmental Requirements to be agreed to by the Parties, shall have been mutually agreed to by the Parties in writing and included in operating procedures of the Parties on or before the Effective Date, which the Parties shall review and update annually as necessary.
(b)    Each Owner’s Balancing Authority Area shall be considered Adjacent Balancing Authority Areas at the Points of Balancing Authority Area Adjacency, and the location and associated meter for each Point of Balancing Authority Area Adjacency, and any other information required by Governmental Requirements to be agreed to by the Parties, shall have been mutually agreed to by the Parties in writing and included in operating procedures of the Parties on or before the Effective Date, which the Parties shall review and update annually as necessary.
9.2    E-Tags. Each Party shall cause the Operator of a Path to be included on all e-Tags as a scheduling entity.
9.3    Dynamic Transfer Capability Rights.
(a)    Notwithstanding any provision of this Agreement to the contrary, Idaho Power authorizes PacifiCorp to utilize up to 400 MW of Dynamic Transfer Capability over the Idaho Power Transmission System in an east to west direction; provided, however, no schedule shall exceed the scheduling capability of any point of receipt and point of delivery combination.
(b)    Idaho Power’s grant of, and PacifiCorp’s utilization of, Dynamic Transfer Capability scheduling rights pursuant to this Section 9.3 are subject to Good Utility Practice and Governmental Requirements.
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(c)    The Dynamic Transfer Capability rights provided for in this Section 9.3 does not include the Jim Bridger pseudo-tied generation provided for in Section 9.4 and recognizes that Jim Bridger Project generation does not utilize Automatic Generation Control. If the Parties desire to utilize Automatic Generation Control for Jim Bridger Project generation in the future, it will be designed to have no impact to the Dynamic Transfer Capability or any such impact will be mutually agreed to by the Parties.
9.4    Jim Bridger Pseudo Tie.
(a)    Idaho Power authorizes PacifiCorp to transfer its share of the electrical output of the Jim Bridger Project from the Jim Bridger Project bus bar meter into its PACW Balancing Authority Area utilizing a pseudo-tie.
(b)    Idaho Power’s grant of, and PacifiCorp’s utilization of, the pseudo-tie are subject to Good Utility Practice and Governmental Requirements. In addition, the pseudo-tie rights provided for in this Section 9.4 may not be sold or transferred by PacifiCorp to anyone without Idaho Power’s prior written consent.
(c)    To calculate the PacifiCorp pseudo tie, PacifiCorp shall subtract Jim Bridger Transmission Losses from PacifiCorp’s share of the Jim Bridger Project Net Generation.
9.5    Electric Losses. Each Party agrees that when it is the operator of the Balancing Authority Area containing a Segment for which the other Owner is the transmission provider for the Segment, that it will: (a) provide electric energy for transmission losses as needed to keep transmission service schedules whole within its Balancing Authority Area, consistent with Governmental Requirements and Reliability Standards; and (b) not require compensation (either financial or energy) from the Operator for energy provided for the purpose set forth in Section 9.5(a); provided, however, compensation shall be provided once an OATT based losses methodology has been accepted by FERC that is applicable to the facilities subject to this provision. On or before the Effective Date, the Parties shall have developed such OATT based losses methodology and submitted such methodology to FERC for approval.
9.6    Jim Bridger Project Generation RAS. The Parties agree that the Jim Bridger Project shall be tripped to implement the Jim Bridger Project Generation RAS schemes according to protocols that shall have been mutually agreed to by the Parties and included in operating procedures of the Parties on or before the Effective Date, which operating procedures the Parties shall review and update annually as necessary.
ARTIVLE X
TRANSMISSION SYSTEMS OPERATION AND MAINTENANCE
10.1    Service Conditions.
(a)    Operation and Maintenance. Each Owner shall operate and maintain its Transmission System in a manner consistent with Good Utility Practice, Governmental Requirements, Governmental Authorizations and Reliability Standards; provided, however, that nothing in this Section 10.1(a) shall modify or amend such Party’s responsibility as an Operator under this Agreement.
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(b)    Additional Services. This Article X is applicable only to the physical interconnection of the Owners’ Transmission Systems at the Points of Interconnection and does not obligate either Owner to receive or provide any service. Other services provided by one Owner to the other Owner shall be governed by such other agreements as the Owners may enter into from time to time.
(c)    Interruption of Service. The Owners shall use Commercially Reasonable Efforts, consistent with Good Utility Practice, Reliability Standards and Governmental Requirements, to provide a physical interconnection to be operated in continuous synchronization at the Points of Interconnection, provided that an Owner (“Interrupting Owner”) may temporarily interrupt or isolate the interconnected facilities under the following circumstances: (i) by operation of automatic equipment installed for power system protection; (ii) after consultation with the other Owner, other than in an emergency situation where consultation is not practicable, when an Owner deems it necessary for installation, maintenance, inspection, repairs or replacements of equipment on its Transmission System; (iii) at any time that, in the sole judgment of the Interrupting Owner, such action is necessary to preserve the integrity of, or to prevent or limit any instability on its Transmission System; (iv) where necessary to comply with documented directives from a Governmental Authority; (v) as a result of one or more events of Force Majeure; or (vi) where necessary to prevent: (A) death or serious injury to any person; (B) material damage or harm to any property; or (C) any material adverse effect to the security of, or damage to its Transmission System or the electric systems of others to which its Transmission System is directly connected, including the other Owner’s Transmission System. An Interrupting Owner shall use Commercially Reasonable Efforts to provide the other Owner (1) with reasonable advance notice of any planned interruption of the interconnection facilities in accordance with the notice requirements set forth in Section 5.2(b), and (2) with notice of any other interruption of the interconnected facilities as soon as practicable after the interruption. If synchronous operation is interrupted, the Owners shall cooperate so as to remove the cause of such interruption as soon as commercially practicable consistent with Good Utility Practice, Reliability Standards and Governmental Requirements.
(d)    Physical and Cyber Security. The Operators shall cooperate with the Owners in complying with any physical and cyber security or other security requirement established by Governmental Requirements or Reliability Standards applicable to the Owners and the Transmission Facilities and the Common Equipment, written notice of which the Owners shall provide to the Operators.
10.2    Survival. The provisions of this Article X, together with other provisions of this Agreement (but only to the extent applicable to the surviving provisions of this Article X), shall continue in full force and effect notwithstanding the termination of this Agreement, provided that in the event of termination of this Agreement, the Parties shall amend this Agreement to reflect such changes to this Agreement as shall be necessary and mutually acceptable to the Parties to conform this Agreement to the surviving provisions of this Agreement in accordance with this Section 10.2.
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ARTICLE XI
FORCE MAJEURE
11.1    Force Majeure Defined. For purposes of this Agreement, “Force Majeure” means an event or circumstance beyond the reasonable control of and without the fault or negligence of the Party claiming Force Majeure (“Affected Party”), which, despite the exercise of reasonable diligence, cannot be or be caused to be prevented, avoided or removed by such Affected Party including, to the extent satisfying the above requirements, acts of God; earthquake; abnormal weather condition; hurricane; flood; lightning; high winds; drought; peril of the sea; explosion; fire; war (declared or undeclared); military action; sabotage; riot; insurrection; civil unrest or disturbance; acts of terrorism; economic sanction or embargo; civil strike, work stoppage, slow-down, or lock-out that are of an industry or sector-wide nature and that are not directed solely or specifically at the Affected Party; the binding order of any Governmental Authority, provided that the Affected Party has in good faith reasonably contested such order; the failure to act on the part of any Governmental Authority, provided that such action has been timely requested and diligently pursued; unavailability of equipment, supplies or products, but only to the extent caused by Force Majeure; failure of equipment, provided that the equipment has been operated and maintained in accordance with Good Utility Practice; and transportation delays or accidents, but only to the extent otherwise caused by Force Majeure; provided, however, that neither insufficiency of funds, financial inability to perform nor changes in market conditions shall constitute Force Majeure.
11.2    Effect of Force Majeure.
(a)    If an Affected Party is rendered wholly or partly unable to perform its obligations under this Agreement or its performance is delayed because of Force Majeure, such Affected Party shall be excused from, and shall not be liable for, whatever performance it is unable to perform or delayed in performing due to the Force Majeure to the extent so affected, provided that:
(i)    The Affected Party, as soon as reasonably practical after the commencement of the Force Majeure, gives the other Party prompt written notice thereof, including a description of the particulars of the Force Majeure;
(ii)    The suspension of performance is of no greater scope and of no longer duration than is required by the Force Majeure; and
(iii)    The Affected Party uses Commercially Reasonable Efforts to overcome and remedy its inability to perform as soon as reasonably practical after the commencement of the Force Majeure.
(b)    Notwithstanding anything in this Article XI to the contrary, no payment obligation arising under this Agreement prior to the date of an event of Force Majeure shall be excused by such event of Force Majeure.
(c)    Whenever an Affected Party is required to commence or complete any action within a specified period and is prevented or delayed by Force Majeure from commencing or completing such action within the specified period, such period shall be extended by an
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amount equal to the duration of such event of Force Majeure occurring or continuing during such period.
ARTICLE XII
EVENTS OF DEFAULT
12.1    Event of Default. Each of the following events shall constitute an event of default (“Event of Default”) by the defaulting Party (a “Defaulting Party”):
(a)    The failure to make, when due, any payment required pursuant to this Agreement, if such failure is not remedied within thirty (30) days after written notice thereof from the Non-Defaulting Party;
(b)    Any representation or warranty made by such Defaulting Party herein is false or misleading in any material respect when made, unless: (i) the fact, circumstance or condition that is the subject of such representation or warranty is made true within thirty (30) days after notice thereof from the Non-Defaulting Party, provided that if the fact, circumstance or condition that is the subject of such representation or warranty reasonably cannot be corrected within such thirty (30) day period, then the Defaulting Party shall have an additional period of time (not to exceed sixty (60) days) in which to correct the fact, circumstance or condition that is the subject of such representation or warranty; and (ii) such cure removes any adverse effect on the Non-Defaulting Party of such fact, circumstance or condition being otherwise than as first represented, or such fact, circumstance or condition being otherwise than as first represented does not materially adversely affect the Non-Defaulting Party;
(c)    A transfer, assignment or other disposition of its interest in this Agreement or its Ownership Interests (or Directional Capacity Allocation Percentages and Directional Capacity Allocations) in the Transmission Facilities, in each case, in violation of Article XIX;
(d)    The failure to perform or breach of its covenants and obligations in Section 3.7;
(e)    The failure to be a Qualified Owner, if such failure is not remedied within thirty (30) days after written notice thereof from the Non-Defaulting Party;
(f)    The failure to perform or breach of any material covenant or obligation set forth in this Agreement (other than provided for in Section 12.1(a), (b), (c), (d) or (e)), if such failure is not remedied within thirty (30) days after written notice thereof from the Non-Defaulting Party, provided that if such failure or breach cannot reasonably be cured within thirty (30) days, then the Defaulting Party shall have an additional period of time (not to exceed ninety (90) days) in which to cure such failure or breach so long as the Defaulting Party commences good faith activities to cure the failure or breach during the initial 30-day cure period and continues to utilize Commercially Reasonable Efforts to effect a cure; or
(g)    The Defaulting Party becomes Bankrupt.
12.2    Cure by Non-Defaulting Party. If a Defaulting Party fails to cure an Event of Default, then the Non-Defaulting Party may, in its sole discretion, attempt to cure the Event of
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Default, provided that the Defaulting Party shall reimburse the Non-Defaulting Party for all costs and expenses incurred by or on behalf of the Non-Defaulting Party pursuant to this Section 12.2.
12.3    Remedies.
(a)    If an Event of Default occurs and is continuing, then the Non-Defaulting Party shall be entitled to exercise any of it remedies at law or in equity, including recovery from the Defaulting Party of any damages suffered as a result of the Event of Default, subject to Section 14.8. The Non-Defaulting Party shall use Commercially Reasonable Efforts to mitigate any damages suffered as a result of the Event of Default.
(b)    The Parties acknowledge that the obligations and covenants performed by each Party hereunder are unique and that the Non-Defaulting Party will be irreparably injured should such obligations and covenants not be consummated in accordance with the terms and conditions of this Agreement. Consequently, the Non-Defaulting Party will not have an adequate remedy at law if the other Party shall fail to perform its obligations and covenants hereunder. The Non-Defaulting Party shall have the right, in addition to any other remedy available under this Agreement, to specific performance of the Defaulting Party’s obligations and covenants hereunder, and the Parties agree not to take a position in any proceeding arising out of this Agreement to the effect that the Non-Defaulting Party has an adequate remedy at law.
ARTICLE XIII
REPRESENTATIONS AND WARRANTIES
13.1    Representations and Warranties of Idaho Power. Idaho Power represents and warrants to PacifiCorp as of the Execution Date as follows:
(a)    It is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.
(b)    It has all requisite corporate power necessary to own its assets and carry on its business as now being conducted or as proposed to be conducted under this Agreement.
(c)    It has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by it of this Agreement have been duly authorized by all necessary corporate action on its part.
(d)    The execution and delivery of this Agreement and the performance by it of this Agreement do not: (i) violate its organizational documents; (ii) violate any Governmental Requirements; or (iii) result in a breach of or constitute a default of any material agreement to which it is a party.
(e)    This Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by principles of equity regardless of whether such principles are considered in a proceeding at law or in equity.
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(f)    Except as disclosed in Schedule 13.1(f), all material Governmental Authorizations required by Governmental Requirements to have been obtained by it prior to the date hereof in connection with the due execution and delivery of this Agreement, have been duly obtained or made and are in full force and effect.
(g)    It is a Qualified Owner.
13.2    Representations and Warranties of PacifiCorp. PacifiCorp represents and warrants to Idaho Power as of the Execution Date as follows:
(a)    It is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.
(b)    It has all requisite corporate power necessary to own its assets and carry on its business as now being conducted or as proposed to be conducted under this Agreement.
(c)    It has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, and the execution and delivery of this Agreement and the performance by it of this Agreement have been duly authorized by all necessary corporate action on its part.
(d)    The execution and delivery of this Agreement and the performance by it of this Agreement do not: (i) violate its organizational documents; (ii) violate any Governmental Requirements; or (iii) result in a breach of or constitute a default of any material agreement to which it is a party.
(e)    This Agreement has been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and by principles of equity regardless of whether such principles are considered in a proceeding at law or in equity.
(f)    Except as disclosed in Schedule 13.2(f), all material Governmental Authorizations required by Governmental Requirements to have been obtained by it prior to the date hereof in connection with the due execution and delivery of this Agreement, have been duly obtained or made and are in full force and effect.
(g)    It is a Qualified Owner.
ARTICLE XIV
INDEMNIFICATION
14.1    Indemnities.
(a)    Subject to the provisions of Section 14.3 and Section 14.8, each Owner (the “Indemnifying Party”) shall indemnify, defend and hold harmless the other Owner (the “Indemnified Party”) and its Representatives, from and against any and all suits, actions, liabilities, legal proceedings, claims, demands, losses, costs and expenses of whatsoever kind or
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character (including reasonable attorneys’ fees and expenses) of third parties (collectively, “Claims”), for injury or death of persons or physical loss of or damage to property of Persons (other than the Indemnified Party and its Representatives) arising from the Indemnifying Party’s (including its Representatives’): (i) gross negligence or willful misconduct in connection with the performance of this Agreement; or (ii) failure to perform a material obligation under this Agreement.
(b)    In addition to and not in limitation of the indemnity provided in Section 14.1(a), but subject to the provisions of Section 14.3 and Section 14.8, each Owner, as Indemnifying Party, shall severally and not jointly, in accordance with its applicable Ownership Interest(s), indemnify, defend and hold harmless each Operator, as Indemnified Party, and its Representatives from and against any and all Claims for injury or death of persons or physical loss of or damage to property of Persons (other than the Indemnified Party and its Representatives), or fines or penalties levied or imposed by Governmental Authorities or other Losses incurred by the Indemnified Party and its Representatives, in each case, arising under or in connection with this Agreement, including in connection with the performance by the Operator of its obligations under this Agreement, except for such Claims or fines or penalties or other Losses arising from the Operator’s or its Representatives’: (i) gross negligence or willful misconduct in connection with the performance of this Agreement; or (ii) failure to perform a material obligation under this Agreement.
(c)    Subject to the provisions of Section 14.3 and Section 14.8, each Operator, as Indemnifying Party, shall indemnify, defend and hold harmless each Owner, as Indemnified Party, and its Representatives from and against any and all Claims for injury or death of persons or physical loss of or damage to property of Persons (including the Indemnified Party and its Representatives), or fines or penalties levied or imposed by Governmental Authorities or other Losses incurred by the Indemnified Party and its Representatives, in each case, arising from the Operator’s and its Representatives’: (i) gross negligence or willful misconduct in connection with the performance of this Agreement; or (ii) failure to perform a material obligation under this Agreement; provided, however, in no event shall the Operator be obligated to indemnify, defend or hold harmless an Owner and its Representatives from and against any such Claims or fines or penalties or Losses to the extent arising from such Owner’s or its Representatives’: (i) gross negligence or willful misconduct in connection with the performance of this Agreement; or (ii) failure to perform any material obligation under this Agreement.
14.2    Notice and Participation.
(a)    If an Indemnified Party intends to seek indemnification under this Article XIV with respect to any Claims, the Indemnified Party shall give the Indemnifying Party prompt written notice of such Claims upon the receipt of actual knowledge or information by the Indemnified Party of any possible Claims or of the commencement of such Claims. The Indemnifying Party shall have no liability under this Article XIV for any Claim for which such notice is not provided, but only to the extent that the failure to give such notice materially impairs the ability of the Indemnifying Party to respond to or to defend the Claim.
(b)    The Indemnifying Party shall have the right to assume the defense of any Claim, at its sole cost and expense, with counsel designated by the Indemnifying Party and
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reasonably satisfactory to the Indemnified Party; provided, however, that if the defendants in any such proceeding include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have reasonably concluded that there may be legal defenses available to it which are in conflict with those available to the Indemnifying Party and that such conflict materially prejudices the ability of the counsel selected by the Indemnifying Party to represent both Parties, the Indemnified Party shall have the right to select separate counsel reasonably satisfactory to the Indemnifying Party, at the Indemnifying Party’s expense, to assert such legal defenses and to otherwise participate in the defense of such Claim on behalf of such Indemnified Party, and the Indemnifying Party shall be responsible for the reasonable fees and expenses of such separate counsel.
(c)    Should any Indemnified Party be entitled to indemnification under this Article XIV as a result of a Claim, and should the Indemnifying Party fail to assume the defense of such Claim within a reasonable period of time after the Indemnified Party has provided the Indemnifying Party written notice of such Claim, the Indemnified Party may, at the expense of the Indemnifying Party, contest or, with or without the prior consent of the Indemnifying Party, settle such Claim.
(d)    Except to the extent expressly provided herein, no Indemnified Party shall settle any Claim with respect to which it has sought or is entitled to seek indemnification pursuant to this Article XIV unless: (i) it has obtained the prior written consent of the Indemnifying Party; or (ii) the Indemnifying Party has failed to assume the defense of such Claim within a reasonable period of time after the Indemnified Party has provided the Indemnifying Party written notice of such Claim.
(e)    Except to the extent expressly provided otherwise herein, no Indemnifying Party shall settle any Claim with respect to which it may be liable to provide indemnification pursuant to this Section without the prior written consent of the Indemnified Party; provided, however, that if the Indemnifying Party has reached a bona fide settlement agreement with the plaintiff(s) in any such proceeding, which settlement includes a full release of the Indemnified Party for any and all liability with respect to such Claim and does not obligate the Indemnified Party to take or forbear to take any action, and the Indemnified Party does not consent to such settlement agreement, then the dollar amount specified in the settlement agreement, plus the Indemnified Party’s reasonable legal fees and other costs related to the defense of the Claim paid or incurred prior to the date of such settlement agreement, shall act as an absolute maximum limit on the indemnification obligation of the Indemnifying Party with respect to the Claim, or portion thereof, that is the subject of such settlement agreement.
14.3    Net Amount. Subject to the limitation in Section 14.2(e), if applicable, in the event that an Indemnifying Party is obligated to indemnify and hold any Indemnified Party harmless under this Article XIV, the amount owing to the Indemnified Party shall be the amount of such Indemnified Party’s actual Claims, fines or penalties or other Losses, as the case may be, net of any insurance or other recovery actually received by the Indemnified Party.
14.4    No Release of Insurers. The provisions of this Article XIV shall not be deemed or construed to release any insurer from its obligation to pay any insurance proceeds in accordance with the terms and conditions of valid and collectible insurance policies.
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14.5    Mitigation. Each Indemnified Party entitled to indemnification hereunder shall use Commercially Reasonable Efforts to mitigate all Claims, fines, penalties or other Losses, as the case may be, after becoming aware of any event which could reasonably be expected to give rise to any Claims, fines, penalties or other Losses, as the case may be, that are indemnifiable or recoverable hereunder or in connection herewith.
14.6    Assertion of Claims. No Claim of any kind shall be asserted against any Owner or Operator pursuant to this Article XIV, whether arising out of contract, tort (including negligence), strict liability, or any other cause of or form of action, unless it is filed in a court of competent jurisdiction, or a demand for arbitration is made, within the applicable statute of limitations period for such Claim.
14.7    Survival of Obligation. The duty to indemnify under this Article XIV shall continue in full force and effect notwithstanding the expiration or termination of this Agreement, with respect to any Claim, fine, penalty or other Losses, as the case may be, arising out of an event or condition which occurred or existed prior to such expiration or termination.
14.8    Limitation on Liability.
(a)    Notwithstanding any provision in this Agreement to the contrary, neither Party shall be liable under this Agreement in any action at law or in equity, whether based on contract, tort or strict liability or otherwise, for any special, incidental, indirect, exemplary, punitive or consequential damages or losses, including any loss of revenue, income, profits or investment opportunities, loss of the use of equipment, or the cost of temporary equipment or services, provided that any fines or penalties or other Losses levied or imposed by Governmental Authorities shall not be excluded under this Section 14.8(a) as special, incidental, indirect, exemplary, punitive or consequential damages or losses.
(b)    Notwithstanding any provision in this Agreement to the contrary, neither Party shall be liable under this Agreement if and to the extent that the Agreement Limiting Liability Among Western Interconnected Systems executed by Idaho Power on August 5, 1985 and by PacifiCorp on August 22, 1973 (the “WIS Agreement”) is then in effect between the Parties and expressly limits or precludes such liability. Nothing in this Agreement shall amend or otherwise affect in any way the terms and conditions of or liability of the Parties under the WIS Agreement.
ARTICLE XV
PROPRIETARY INFORMATION
15.1    Disclosure of Proprietary Information Prohibited. Any Proprietary Information of a Party (whether in its capacity as Owner or Operator) (the “Transferor”) which is disclosed to or otherwise received or obtained by the other Party (whether in its capacity as Owner or Operator) (the “Transferee”) incident to this Agreement shall be held in confidence and the Transferee shall not (subject to Sections 15.2, 15.3 and 15.5) publish or otherwise disclose any Proprietary Information of the Transferor to any Person for any reason or purpose whatsoever, or use any Proprietary Information for any purpose other than performance under this Agreement, without the prior written approval of the Transferor, which approval may be granted or withheld by the
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Transferor in its sole discretion. Without limiting the generality of the foregoing, each Transferee shall observe at a minimum the same safeguards and precautions with regard to the Transferor’s Proprietary Information which the Transferee observes with respect to its own information of the same or similar kind.
15.2    Disclosure by Representatives. Each Transferee agrees that it will make available Proprietary Information received from a Transferor to its own Representatives only on a need-to-know basis and in compliance with Governmental Requirements, and that all Persons to whom such Proprietary Information is made available will be made aware of the confidential nature of such Proprietary Information, and will be required to agree to hold such Proprietary Information in confidence in accordance with the terms hereof and in compliance with Governmental Requirements.
15.3    Permitted Disclosures. Notwithstanding anything to the contrary contained in this Article XV:
(a)    A Transferee may provide any Proprietary Information to any Governmental Authority having jurisdiction over or asserting a right to obtain such information, provided that: (i) such Governmental Authority orders that such Proprietary Information be provided; and (ii) unless prohibited from so doing by Governmental Requirements, the Transferee promptly advises the Transferor of any request for such information by such Governmental Authority and cooperates in giving the Transferor an opportunity to present objections, requests for limitation, and/or requests for confidentiality or other restrictions on disclosure or access, to such Governmental Authority.
(b)    A Transferee may, to the extent required, disclose Proprietary Information to any Governmental Authority in connection with the application for any Governmental Authorization; provided that unless prohibited from so doing by Governmental Requirements, the Transferee shall provide the Transferor prior written advance notice of such disclosure and the Proprietary Information that is to be disclosed.
(c)    A Transferee may disclose such Proprietary Information regarding the existence and terms of this Agreement as such Transferee deems necessary to enable it to comply with the Securities Exchange Act of 1934, or the rules, regulations and forms of the Securities and Exchange Commission, issued thereunder or the applicable rules of any stock exchange, or as otherwise required by Governmental Requirements.
15.4    Injunctive Relief. In the event of a breach or threatened breach of the provisions of this Article XV by any Transferee, the Transferor shall be entitled to an injunction restraining the Transferee from such breach or threatened breach. Nothing contained herein shall be construed as prohibiting the Transferor from pursuing any other remedies available at law or equity for such breach or threatened breach of this Agreement.
15.5    Publicity. Any public relations matters, including public announcements and press releases or similar publicity, arising out of or in connection with the terms of this Agreement or the transactions contemplated herein, shall be coordinated and agreed to between the Parties prior to said announcement or release.
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15.6    Proprietary Information Defined. For purposes of this Agreement, “Proprietary Information” means all information, written or oral, which has been or is disclosed by the Transferor, or by any Representative of the Transferor, or which otherwise becomes known to the Transferee, or to any Representative of such Transferee, or any other party in a confidential relationship with, the Transferee, in each case, incident to this Agreement, and which: (a) relates to matters such as patents, trade secrets, research and development activities, draft or final contracts or other business arrangements, books and records, budgets, cost estimates, pro forma calculations, engineering work product, environmental compliance, vendor lists, suppliers, manufacturing processes, energy consumption, pricing information, private processes, and other similar information, as they may exist from time to time; (b) and the Transferor expressly designates in writing to be confidential, provided that “Proprietary Information” shall exclude information falling into any of the following categories:
(i)    Information that, at the time of disclosure hereunder, is in the public domain, other than information that entered the public domain by breach of this Agreement by Transferee or any of its Representatives;
(ii)    Information that, after disclosure hereunder, enters the public domain, other than information that enters the public domain by breach of this Agreement by Transferee or any of its Representatives;
(iii)    Information, other than that obtained from third-parties, that prior to disclosure hereunder, was already in Transferee’s possession, either without limitation on disclosure to others or subsequently becoming free of such limitation;
(iv)    Information obtained by Transferee from a third-party having an independent right to disclose the information; or
(v)    Information that is available through independent research without use of or access to the Proprietary Information.
15.7    Survival. The provisions of this Article XV shall continue in full force and effect during the Term and for a period of two (2) years thereafter, notwithstanding the termination of this Agreement, with respect to any Proprietary Information obtained by any Transferee prior to such termination.
ARTICLE XVI
TAXES
16.1    No Partnership. Nothing in this Agreement shall be deemed to create or constitute a partnership, joint venture or association between the Owners. Each Owner agrees and covenants that it shall not take or omit to take any action or reporting position with any Governmental Authority contrary to this Section 16.1.
16.2    761 Election. The Owners intend that, as tenants in common and owners of undivided Ownership Interests, for United States income tax purposes the Owners shall elect in accordance with the provisions of section 761 of the Internal Revenue Code of 1986, as amended (“Code”), and the applicable income tax regulations thereunder (“Regulations”), to be excluded
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from all of the provisions of Subchapter K of the Code upon the first occasion in which such election may be filed under these Regulations and that, if such election is not filed, this Agreement shall constitute an election under Regulations section 1.761-2(b)(2)(ii) to be excluded from all of the provisions of Subchapter K of the Code and the applicable Regulations, beginning with the first year of the creation of the tenancy in common as contemplated by this Agreement and that no Owner shall object to any such election.
16.3    Responsibility for Taxes. It is the intent of the Owners that so far as possible, each Owner shall separately report, promptly and timely file returns with respect to, be responsible for and pay all property, income, franchise, business, or other taxes or fees (“Taxes”), arising out of its Ownership Interests and the matters contemplated by this Agreement, that such Taxes shall be separately levied and assessed against each Owner severally and that each Owner shall be solely responsible for and shall pay all such Taxes so levied and assessed against it without any responsibility of the other Owner with respect thereto and without the amounts thereof being paid and apportioned between the Owners under this Agreement. To the extent that Taxes (such as property, payroll, sales and use Taxes) may be levied or assessed against the Transmission Facilities, their operation or the Owners in such a manner as to make impossible the carrying out of the foregoing provisions of this Section 16.3, then either Operator shall report, file returns with respect to and pay such Taxes and each Owner shall immediately reimburse such Operator for each such Owner’s Pro Rata Share (based on its applicable Ownership Interest(s)) of such Taxes; provided, however, that sales and use tax included in Other Costs or in the Monthly Transmission Facilities O&M Charge, the Monthly Substation O&M Charge or the Monthly Common Equipment Charge shall be recovered by the Operator pursuant to Section 4.7. Neither Operator shall have any obligation to contest or to seek refund of such Taxes; provided, however, that each Operator may, by its personnel or counsel of its selection, pursue such administrative or court proceedings as the Operator may determine. Each Owner shall on request pay to the Operator such Owner’s Pro Rata Share (based on its applicable Ownership Interest(s)) of the costs of such proceedings and shall share in any savings resulting from such proceedings in the same proportion. Each Owner agrees to cooperate with the other Owner with respect to reasonable requests for information or other matters with respect to Taxes.
16.4    Indemnification. Each Owner (the “Tax Indemnifying Party”) shall indemnify and hold harmless the other Owner (the “Tax Indemnitee Party”), on an after-tax basis, from and against any Taxes (including any interest or penalties) imposed on such Tax Indemnitee Party or the Transmission Facilities or any part thereof, to the extent such Taxes are the responsibility of the Tax Indemnifying Party pursuant to this Article XVI.
16.5    Determination of Depreciation and Other Matters. Each Owner shall determine the basis and method it will use for purposes of depreciation and other matters where investment of the Transmission Facilities or Common Equipment is relevant.
ARTICLE XVII
DISPUTES
17.1    Exclusive Procedure. Any dispute, controversy or claim arising out of or relating to this Agreement or the breach, interpretation, termination, performance or validity of this Agreement (each, a “Dispute”) shall be resolved pursuant to the procedures of this Article XVII.
Page | 45

17.2    Dispute Notices. If a Dispute arises between the Parties, then either Party may provide written notice thereof to the other Party, including a detailed description of the subject matter of the Dispute (the “Dispute Notice”). Any Party may seek a preliminary injunction or other provisional judicial remedy if such action is necessary to prevent irreparable harm or preserve the status quo, in which case the Parties nonetheless will continue to pursue resolution of the Dispute pursuant to this Article XVII.
17.3    Informal Dispute Resolution.
(a)    The Parties shall make a good faith effort to resolve any Dispute by prompt negotiations between the Party’s representative so designated in writing to the other Party (each a “Manager”). If the Managers are not able to resolve the Dispute within thirty (30) days after the date of the Dispute Notice, then they shall refer the matter to the designated senior officers of their respective companies (the “Executive(s)”), who shall have authority to settle the Dispute. If the Executives are not able to resolve the Dispute within sixty (60) days after the date of the Dispute Notice, then the Dispute shall be resolved pursuant to Section 17.4.
(b)    All negotiations, communications and writings exchanged between the Parties pursuant to this Article XVII shall be treated and maintained as Proprietary Information, shall be treated as compromise and settlement negotiations for purposes of the federal and state rules of evidence, and shall not be used or referred to in any subsequent adjudicatory process between the Parties, including at FERC, either with respect to the current Dispute or any future Dispute between the Parties.
17.4    Submission of Dispute to FERC or Approved Courts. If a Dispute cannot be settled amicably between the Parties pursuant to Section 17.3, then any Party may, in its sole discretion, within one (1) year after the conclusion of the time period for informal dispute resolution specified in Section 17.3, submit such Dispute (a) to FERC or (b) to the jurisdiction of the state courts situated in the State of Idaho or the United States District Court for the District of Idaho (the “Approved Courts”). Each of the Parties, in its capacity as an Owner and Operator, consents to and accepts for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the Approved Courts and appellate courts from any appeal thereof, and irrevocably waives any objection which it may now or hereafter have to the jurisdiction of the Approved Courts. Each of the Parties, in its capacity as an Owner and Operator, further irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any suit, proceeding or other action brought pursuant to this Article XVII in any of the Approved Courts, and irrevocably waives, to the fullest extent permitted by law, and agrees not to plead or claim in any such Approved Court that any suit, proceeding or other action brought therein has been brought in an inconvenient forum.
17.5    Continued Performance. During the pendency of any Dispute, each Party shall continue to perform all of its respective obligations under this Agreement.
Page | 46

ARTICLE XVIII
ASSIGNMENT
18.1    Prohibited Transfers and Assignments.
Neither Party shall have the right to transfer, assign, sell or otherwise dispose of (collectively, “Transfer”), in whole or in part, its interest in this Agreement, including its rights, duties and obligations hereunder, nor to Transfer, in whole or in part, its Ownership Interests (or Directional Capacity Allocation Percentages and Directional Capacity Allocations) in the Transmission Facilities or Common Equipment, except as permitted under this Article XVIII.
18.2    Permitted Assignments and Transfers. Subject to Section 18.3, the restrictions set forth in Section 18.1 shall not restrict:
(a)    Dispositions and sales of equipment or facilities by either Operator incident to renewals or replacements of the Transmission Facilities or Common Equipment;
(b)    The right of an Owner to subject any of its Ownership Interests (or Directional Capacity Allocation Percentages and Directional Capacity Allocations) to the lien of any mortgage upon all or a portion of its own physical electric utility property or to otherwise collaterally assign its rights and obligations in this Agreement to a lender or other person providing financing to the Owner;
(c)    The right of an Owner to Transfer voluntarily all of its Ownership Interests (and Directional Capacity Allocation Percentages and Directional Capacity Allocations) and all of its rights and obligations in this Agreement (including as part of such Transfer, all of its rights and obligations in this Agreement as an Operator) in connection with any sale, merger or other transfer of substantially all of such Owner’s electric transmission facilities as an operating entity; provided, however, that the effectiveness of such Transfer shall be conditioned upon the transferee: (i) agreeing in writing, in form and substance reasonably satisfactory to the other Owner, to assume all of the rights and obligations of the transferring Owner (including, all of its rights and obligations in this Agreement as an Operator) as of the transfer date; and (ii) qualifying as a Qualified Owner on the transfer date;
(d)    The right of an Owner to Transfer voluntarily all of its Ownership Interests (and Directional Capacity Allocation Percentages and Directional Capacity Allocations) and all of its rights and obligations in this Agreement (including as part of such Transfer, all of its rights and obligations in this Agreement as an Operator) to an Affiliate of such Owner which owns all or substantially all of the transmission facilities of such Owner; provided, however, that the effectiveness of such Transfer shall be conditioned upon the transferee: (i) agreeing in writing, in form and substance reasonably satisfactory to the other Owner, to assume all of the rights and obligations of the transferring Owner (including, all of its rights and obligations in this Agreement as an Operator) as of the transfer date; and (ii) qualifying as a Qualified Owner on the transfer date;
(e)    The right of any Owner to Transfer voluntarily all of its Ownership Interests (and Directional Capacity Allocation Percentages and Directional Capacity Allocations) and all of its rights and obligations in this Agreement (including as part of such Transfer, all of
Page | 47

its rights and obligations in this Agreement as an Operator) to a third party; provided that: (i) the other Owner, in its sole discretion, approves such Transfer and approves the third-party purchaser as having demonstrated that it is financially and technically capable of performing the transferring Owner’s (and Operator’s) obligations under this Agreement; and (ii) the other Owner is offered the right of first refusal to purchase all of such Ownership Interests (and Directional Capacity Allocation Percentages and Directional Capacity Allocations) and Common Equipment and all of the transferring Owner’s rights and obligations in this Agreement (including as part of such Transfer, all of its rights and obligations in this Agreement as an Operator), on terms no less favorable than those offered to such proposed third-party purchaser; provided, however, that the effectiveness of such Transfer shall be conditioned upon the third-party purchaser: (A) agreeing in writing, in form and substance reasonably satisfactory to the other Owner, to assume all of the rights and obligations of the transferring Owner (including as part of such Transfer, all of its rights and obligations in this Agreement as an Operator) as of the transfer date; and (B) qualifying as a Qualified Owner on the transfer date; and
(f)    The right of an Owner to post, sell or make available for scheduling transmission capacity or schedule energy in accordance with Sections 3.2(b) and 3.2(c), unless otherwise mutually agreed to in writing in advance by the other Owner.
18.3    FERC Approval. Any Transfer pursuant to Section 18.2 that is subject to FERC approval shall not take effect until FERC has approved such Transfer and has made it effective.
ARTICLE XIX
MISCELLANEOUS
19.1    Notices.
(a)    Any notice, demand, request or other communication required or permitted to be given pursuant to this Agreement shall be in writing and signed by the Owner or Operator giving such notice, demand, request or other communication and shall be hand delivered or sent by certified mail, return receipt requested, or overnight courier to the other Owner and/or Operator at the address set forth below:
If to Idaho Power as Owner:        Idaho Power Company
1221 West Idaho Street
Boise, ID 83702
Attn: Director, Load Serving Operations
Telephone: 208-388-2360

With a copy to:                Idaho Power Company
1221 West Idaho Street
Boise, ID 83702
Attn: Legal Department
Telephone: 208-388-2300

If to Idaho Power as Operator:        Idaho Power Company
1221 West Idaho Street

Page | 48

Boise, ID 83702
Attn: Director, Load Serving Operations
Telephone: 208-388-2360

With a copy to:                Idaho Power Company
1221 West Idaho Street
Boise, ID 83702
Attn: Legal Department
Telephone: 208-388-2300

If to PacifiCorp as Owner:            PacifiCorp
825 NE Multnomah Street, Suite 1600
Portland, OR 97232
Attn: Director, Transmission Service
Telephone: 503-813-6712

With a copy to:                PacifiCorp
825 NE Multnomah Street, Suite 2000
Portland, OR 97232
Attn: Legal Department
Telephone: 503-813-5854

If to PacifiCorp as Operator:        PacifiCorp
825 NE Multnomah Street, Suite 1600
Portland, OR 97232
Attn: Director, Transmission Service
Telephone: 503-813-6712

With a copy to:                PacifiCorp
825 NE Multnomah Street, Suite 2000
Portland, OR 97232
Attn: Legal Department
Telephone: 503-813-5854

(b)    Each Party shall have the right to change the place to which any notice, demand, request or other communication shall be sent or delivered by similar notice sent in like manner to the other Party. The effective date of any notice, demand, request or other communication issued pursuant to this Agreement shall be when: (i) delivered to the address of the Party personally, by messenger, by a nationally or internationally recognized overnight delivery service or otherwise; or (ii) received or rejected by the Party, if sent by certified mail, return receipt requested, in each case, addressed to the Party at its address and marked to the attention of the person designated above (or to such other address or person as a Party may designate by notice to the other Party effective as of the date of receipt by the other Party).
19.2    Parties Bound. This Agreement shall be binding upon each of the Parties and their respective successors and permitted assigns.
Page | 49

19.3    Amendments.
(a)    Except as otherwise provided in Section 19.3(c), this Agreement may not be amended, supplemented or otherwise modified, other than pursuant to an instrument in writing executed by the Parties.
(b)    Absent agreement of both Parties to the proposed change and except as otherwise provided in Section 19.3(c), the standard of review for changes to this Agreement proposed by a Party, or FERC acting sua sponte, shall be the “public interest” standard of review set forth in United Gas Pipe Line Co. v. Mobile Gas Service Corp., 350 U.S. 332 (1956) and Federal Power Commission v. Sierra Pacific Power Co., 350 U.S. 348 (1956); provided that the standard of review for any modification to this Agreement requested by non-contracting third parties shall be the most stringent standard permissible under then-applicable Governmental Requirements.
(c)    Nothing contained in this Agreement shall be construed as affecting in any way the right of either Party to unilaterally make application to FERC under Section 205 or Section 206 of the Federal Power Act for a change in the charges set forth in this Agreement. It is the intent of the Parties that the standard of review that FERC will apply to any such unilateral application shall be the just and reasonable standard of review rather than the “public interest” standard of review.
(d)    An amendment that is subject to FERC approval shall not take effect until FERC has accepted such amendment for filing and has made it effective.
19.4    Waivers. No waiver by any Party of any one or more breaches or defaults by the other Party in the performance of any of the provisions of this Agreement shall be construed as a waiver of any other breaches or defaults whether of a like kind or different nature. Any delay, less than any applicable statutory period of limitations, in asserting or enforcing any rights under this Agreement shall not be deemed a waiver of such rights. Failure of any Party to enforce any provisions hereof shall not be construed to waive such provision, or to affect the validity of this Agreement or any part thereof, or the right of the other Party thereafter to enforce each and every provision thereof.
19.5    Choice of Law.
(a)    This Agreement, the rights and obligations of the Parties under this Agreement, and any claim or controversy arising out of this Agreement (whether based on contract, tort, or any other theory), including all matters of construction, validity, effect, performance and remedies with respect to this Agreement, shall be governed by and interpreted, construed, and determined in accordance with, the laws of the State of Idaho (regardless of the laws that might otherwise govern under applicable principles of conflicts of law).
(b)    TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY FURTHER WAIVES ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN
Page | 50

WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED.
19.6    Headings. Article and Section headings used in this Agreement (including headings used in any Exhibits or Schedules attached hereto) are for convenience of reference only and shall not affect the construction of this Agreement.
19.7    Relationship of Parties. The covenants, obligations, and liabilities of the Owners are intended to be several and not joint or collective, and nothing herein contained shall be construed to create an association, joint venture, trust or partnership, or to impose a trust or partnership covenant, obligation or liability on or with regard to any of the Owners. Each Owner shall be individually responsible for its own covenants, obligations and liability as herein provided. No Owner shall be under the control of, or shall be deemed to control, the other Owner. Neither Owner shall have the right or power to bind the other Owner without its express written consent.
19.8    Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such illegal, void or unenforceable provision.
19.9    No Third Party Beneficiaries. Nothing expressed or implied in this Agreement is intended to nor shall be construed to confer upon or give to any Person (other than the Parties) any rights or remedies under or by reason of this Agreement or any transaction contemplated herein.
19.10    Further Assurances. Each Party agrees to execute and deliver from time to time such additional documents, and take such additional actions, as may be reasonably required by the other Party to give effect to the purposes and intent hereof.
19.11    Conflict of Interest. Nothing in this Agreement shall prohibit any Party from engaging in or possessing any interest in other projects or business ventures of any nature and description, independently or with others.
19.12    Exhibits and Schedules. The Exhibits and Schedules to this Agreement are identified as follows, and are incorporated herein by this reference:

Exhibit A	Description of PacifiCorp Common Equipment

Exhibit B	Description of Idaho Power Common Equipment

Exhibit C	Ownership Interests; Directional Capacity Allocations; Directional Capacity Allocation Percentages
Page | 51

Exhibit D	Monthly Transmission Facilities O&M Charge; Monthly O&M Equipment Charge

Exhibit E	Department of Energy Equipment Located in the Antelope Substation

Exhibit F	Acquisition Costs

Schedule 13.1(f)	Idaho Power Governmental Authorizations

Schedule 13.2(f)	PacifiCorp Governmental Authorizations
19.13    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be original, and all of which together shall constitute one agreement. Electronic transmission of any signed original document, and retransmission of any signed electronic transmission, shall be the same as delivery of an original. At the request of either Party, the other Party will confirm electronically transmitted signatures by signing an original document.
19.14    Entire Agreement. This Agreement and the Exhibits and Schedules attached hereto, and the other documents between the Parties referenced herein constitute the entire agreement between the Parties and supersede all prior agreements and understandings, whether oral and written, between the Parties with respect to the subject matter hereof. There are no oral understandings, terms or conditions and the Parties have not relied upon any representation or warranty, expressed or implied, not contained in this Agreement.

[SIGNATURE PAGE FOLLOWS]
Page | 52

IN WITNESS WHEREOF, each of the Parties has caused its duly authorized representative to execute this Joint Ownership and Operating Agreement as of the date first above written.

PACIFICORP,
AS OWNER AND OPERATOR
By: /s/ R. Patrick Reiten
Name: R. Patrick Reiten
Title: President and CEO, Pacific Power

IDAHO POWER COMPANY,
AS OWNER AND OPERATOR
By: /s/ Darrel T. Anderson
Name: Darrel T. Anderson
Title: President and Chief Executive Officer

Page | 53

EXHIBIT A
Description of PacifiCorp Common Equipment1
1 An updated list of PacifiCorp’s Common Equipment that reflects any changes in PacifiCorp’s Common Equipment between the Execution Date and the Effective Date shall be mutually agreed to by the Parties pursuant to the JPSA and the updated list shall replace the above list effective as of the Effective Date.

Location: 085026 - Antelope Substation, ID
Asset	FERC Class	Asset Description	2nd Line of Description
40077637	35205	AIR CONDITIONER	ER 85-6998
30058712	39729	ANALOG CHANNEL	CAATS #100697
30020151	39729	ANALOG CHANNEL	ER 100964
30020143	39729	ANALOG CHANNEL	ER 3394350
30020161	39729	ANALOG CHANNEL	CAATS #104205
30020145	39729	ANALOG CHANNEL	ER 3639465
30032507	39729	ANALOG CHANNEL MODEM & TERM UNIT (ANALOG)	GRANGER/TELLABS FXS - PROJECT 65543
40077708	35321	BATTERY AND RACK	ER 393884 Over 100% CIAC
30020149	39735	BATTERY CHARGER	ER 5057
40077709	35321	BATTERY CHARGER	ER 393884 Over 100% CIAC
40051027	35201	CABLE TRAY	TIDM/2005/C/011
40077678	35317	CABLE TRENCH	ER 85-6859
30042062	39750	CELLULAR TELEPHONE (10761)	TIDM/2004/C/018
40078957	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	WBS TZPR/2009/C/TR1/10038830
40069400	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 393041
30036924	39735	COMMUNICATIONS BATTERY BANK	TIDM/2002/C/RDF/011
40069820	35317	CONDUIT	TZPR/2007/C/TR6/10034421
40077679	35317	CONDUIT	ER 85-6859
40069480	35317	CONDUIT	TIDM/2004/C/004/01
40077623	35201	CONTROL BUILDING	ER 85-8606
40069398	35301	CURRENT TRANSFORMER	ER 86-6888
40037997	35319	DIGITAL FAULT RECORDER	DREX/1999/C/012/01
30020155	39729	DIGITAL MULTIPLEX SYSTEM	CAATS #106293
40069401	35227	FENCE & GATES	ER 393041
40077624	35227	FENCE & GATES	ER 85-8606
30020157	39717	FIBER OPTIC CABLE	CAATS #106293
30020159	39717	FIBER OPTIC/TRANSMITTER RECEIVER SET	CAATS #106293
30034104	39717	FIBER OPTIC/TRANSMITTER RECEIVER SET	CAATS #39063 WBS DSHE/1999/C/064
40077685	35325	GROUND GRID SYSTEM	ER 85-6859
40069402	35315	GROUND SWITCH	ER 85-6859
40077632	35205	Heat Pump	ER 6167
40077687	35325	INSULATED PLATFORM 10'	ER 85-6859
40077686	35325	INSULATED PLATFORM 4'	ER 85-6859
40053457	35325	INSULATED PLATFORM 4'	ER 85-8606
40053458	35325	INSULATED PLATFORM 6'	ER 85-8606
40026471	35341	INTERPOSITION CABINET	ER 85-6805
40077634	35229	LIGHTING FIXTURE/SYSTEM	ER 85-8606
40077692	35329	LIGHTING FIXTURE/SYSTEM	ER 85-6859
40077677	35329	LIGHTING FIXTURE/SYSTEM	ER 86-6859
40077635	35229	LIGHTING FIXTURE/SYSTEM	ER 85-8606
40053472	35327	LIGHTNING ARRESTER 192KV	ER 85-8606
40045539	35341	METER	WBS TIDM/2003/C/027/01
40004900	35319	OSCILLOGRAPH	ER 383741 ROCHESTER SN 38960
40055763	35327	POWER AND CONTROL CABLE	WBS TIDM/2005/C/013/002
40053473	35327	POWER AND CONTROL CABLE	ER 85-8606
40049274	35327	POWER AND CONTROL CABLE	TIDM/2003/C/006
40077691	35327	POWER AND CONTROL CABLE	ER 85-6859
40069484	35327	POWER AND CONTROL CABLE	TIDM/2004/C/004/01

30036182	39738	PROTECTIVE RELAY TERMINAL - RFL 9745	TIDM/2000/C/013
40077644	35319	RELAY AND CONTROL	ER 85-6202
40069399	35319	RELAY AND CONTROL	ER 86-6888
40077640	35319	RELAY AND CONTROL	ER 85-8550
40077645	35319	RELAY AND CONTROL	ER 85-6673
40077643	35319	RELAY AND CONTROL	ER 85-6397
40077647	35319	RELAY AND CONTROL	ER 85-7088
40049109	35319	RELAY AND CONTROL	WBS TIDM/2004/C/018
40066160	35319	RELAY AND CONTROL	ER 85-6119
40077684	35319	RELAY AND CONTROL	ER 85-6859
40055764	35319	RELAY AND CONTROL	WBS TIDM/2005/C/013/002
40038465	35319	RELAY AND CONTROL	CAATS #39063 WBS DSHE/1999/C/064
40049275	35319	RELAY AND CONTROL	TIDM/2003/C/006
40069485	35319	RELAY AND CONTROL	TIDM/2004/C/004/01
40077649	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 85-8035
40038308	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #101090
40077648	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 85-6797, 85-6991
40026479	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #103389 LEEDS & NORTHRUP
40026483	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #105609 HARRIS CONTROLS
40026475	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 85-6805 LEEDS & NORTHRUP
40078832	35341	REMOTE TERMINAL UNIT (SCADA RTU) EQ# 328118	CAATS #104205 LANDIS & GYR MODEL 5410
40053477	35227	RETAINING WALL	ER 85-8606
40064983	35201	ROOF	TZPR/2006/C/LU2/10029788
40026487	35349	SATELLITE CLOCK	CAATS #21206
40038013	35341	SEQUENTIAL EVENT RECORDER	CENG/1999/C/062
40053478	35301	STATION SERVICE TRANSFORMER	ER 85-8606 GE
40053484	35301	STATION SERVICE TRANSFORMER	ER 85-8606 ELEC DRY TYPE
40053482	35301	STATION SERVICE TRANSFORMER 50KVA	ER 85-8606 WEST
40053480	35301	STATION SERVICE TRANSFORMER 50KVA	ER 85-8606 GE 14400-249
40053481	35301	STATION SERVICE TRANSFORMER 50KVA	ER 85-8606 GE 12470-277
40077642	35301	STATION SERVICE TRANSFORMER 50KVA	ER-85-6167
30036183	39744	TELEPHONE LINE SIGNALLING UNIT - TELLABS 4410	TIDM/2000/C/013
40049971	35301	VOLTAGE TRANSFORMER	ER 85-8606 WEST
40049960	35301	VOLTAGE TRANSFORMER S/N 69E609	ER 85-8606 230KV
40049958	35301	VOLTAGE TRANSFORMER S/N 69E610	ER 85-8606 230KV
40049959	35301	VOLTAGE TRANSFORMER S/N 69E614	ER 85-8606 230KV
40049963	35301	VOLTAGE TRANSFORMER S/N F669299	ER 85-8606 230KV
40049966	35301	VOLTAGE TRANSFORMER S/N F702656	ER 85-8606 230KV
40049967	35301	VOLTAGE TRANSFORMER S/N F702658	ER 85-8606 230KV
30064761	3970000	CY2013 ANTELOPE SUB COMM EQUIP (C/C 13696)
40082502	3520000	TREX BERM
40082503	3520000	ROADWAY

Location: 064003 - Hurricane Substation, OR
Asset	FERC Class	Asset Description	2nd Line of Description
40079174	35319	ANNUNCIATOR	ER 31-8240-183
40001623	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-16685-183
40001629	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-16685-183
40001635	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-45565-4110
40001599	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-8240-183
40019242	35317	CONDUIT	ER 31-45565-4110
40019286	35317	CONDUIT	ER 31-52228-4310
40019126	35317	CONDUIT	ER 31-8240-183
40001602	35201	CONTROL BUILDING	ER 31-8240-183
40019110	35301	CURRENT TRANSFORMER	ER 31-8240-183
40001638	35201	EMERGENCY LIGHTING SYSTEM	ER 31-45565-4110
40001611	35201	EMERGENCY LIGHTING SYSTEM	ER 31-8240-183
40025836	35343	EQUIPMENT RACK/SHELF	ER 31-45598-4077

301046	35010	FEE LAND	JV 98
301047	35010	FEE LAND	JV 98
40059121	35227	FENCE	CAATS W/O 4909-40920
40001605	35227	FENCE	ER 31-8240-183
40019106	35339	FIRE EXTINGUISHER	ER 31-8240-183
40019089	35329	FLOODLIGHT	ER 31-8240-183
40001626	35227	GATE	ER 31-16685-183
40019098	35323	GENERATOR ENCLOSURE	ER 31-8240-183
40079189	35325	GROUND GRID SYSTEM	ER 31-45565-4110
40079190	35325	GROUND GRID SYSTEM	ER 31-52228-4310
40079175	35325	GROUND GRID SYSTEM	ER 31-8240-183
40059011	35227	ISOLATION LINK PANEL	CAATS# 61383
40019085	35329	LIGHTING FIXTURE/SYSTEM	ER 31-8240-183
40001620	35227	LOAD CENTER	ER 31-8240-183
40019270	35319	RELAY AND CONTROL	ER 31-45598-4077
40019302	35319	RELAY AND CONTROL	ER 31-52228-4310
40079188	35319	RELAY AND CONTROL	ER 31-60175
40019150	35319	RELAY AND CONTROL	ER 31-8240-183
40056961	35319	RELAY AND CONTROL - JLS METER	CWES/2004/C/071/10026626 JLS METERS
40058735	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 63735/63741
40025848	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 31-45598-4077
40001617	35227	ROADWAY	ER 31-8240-183
40001614	35227	SIGN	ER 31-8240-183
40019081	35301	STATION SERVICE TRANSFORMER 25KVA	JV 98
40088248	3530000	BATTERY AND RACK 125VDC eq# 398360
40088249	3530000	BATTERY CHARGER EQ# 400034
40089325	3520000	HVAC (AIR CONDITIONER)
30060499	3970000	TRANSLATOR CABINET
30060500	3970000	MODEM ENCLOSURE

Location: 238018 - Walla Walla Substation, WA
Asset	FERC Class	Asset Description	2nd Line of Description
30058943	39747	ANTENNA SYSTEM - VHF FOR TAIT BASE STATION	DSYS/2007/C/806/PPWW231
30058938	39711	BASE STATION - TAIT TB 8100	DSYS/2007/C/806/PPWW231
40049636	35321	BATTERY AND RACK 125VDC	DZWA/2003/C/DR5/10020340 C&D
30058952	39735	BATTERY AND RACK 48V DEKA	DSYS/2007/C/806/PPWW23
40049637	35321	BATTERY CHARGER 125VDC	DZWA/2003/C/DR5/10020340 LAMARCHE
30058953	39735	BATTERY CHARGER 48VDC AMERICAN POWER	DSYS/2007/C/806/PPWW23
30025606	39714	CHANNEL SERVICE UNIT	ER 4339
40006235	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	CAATS# 62049
40006091	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-11353-283
40006211	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-17074-283
40006151	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-19287-283
40006203	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-8759-283
40006187	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	JV 98
40015768	35317	CONDUIT	ER 31-11353-283
40015970	35317	CONDUIT	ER 31-13569-283
40016031	35317	CONDUIT	ER 31-17074-283
40015873	35317	CONDUIT	ER 31-6625-283
40015917	35317	CONDUIT	ER 31-8759-283
40079177	35317	CONDUIT	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40006115	35201	CONTROL BUILDING	ER 31-11353-283
40006207	35201	CONTROL BUILDING	ER 31-11825-284 ADDITION 12' X 40'
40006155	35201	CONTROL BUILDING	ER 31-1297-285
40006163	35201	CONTROL BUILDING	ER 31-3032-285
40006171	35201	CONTROL BUILDING	ER 31-6625-283
40006195	35201	CONTROL BUILDING	ER 31-8759-283
30047400	39714	CSU/DSU	CAATS# 64711

40015676	35301	CURRENT TRANSFORMER	ER 31-11353-283 WEST
40015857	35301	CURRENT TRANSFORMER	ER 31-19287-283
40015825	35301	CURRENT TRANSFORMER	ER 31-19287-283 15KV
40015699	35327	CUTOUT	ER 31-11353-283
40016063	35327	CUTOUT	ER 31-19142-286
30058948	39714	DATA NETWORK ROUTER - CISCO 2811	DSYS/2007/C/806/PPWW23
30058947	39714	DATA NETWORK SWITCH - CISCO ETHERSWITCH	DSYS/2007/C/806/PPWW23
30044944	39735	DC POWER SUPPLY PANEL *see long descrip.	XFR FR 39702 30025620 PRJ 62917
30058951	39729	DIGITAL CHANNEL	DSYS/2007/C/806/PPWW23
30055182	39729	DIGITAL MULTIPLEX SYS-IMACS PREMISYS CHANNEL BANK	TIWA/2008/C/005/10037974
30025616	39729	DIGITAL MULTIPLEX SYSTEM	CAATS 106733
30058955	39735	EMERGENCY POWER GENERATOR SYSTEM W/SAFTEY SWITCH	DSYS/2007/C/806/PPWW23
30058950	39726	EQUIPMENT RACK/SHELF	DSYS/2007/C/806/PPWW23
30058942	39726	EQUIPMENT RACK/SHELF W/FUSE PANEL	DSYS/2007/C/806/PPWW231
40006159	35205	FAN SYSTEM	ER 31-3726-283
302032	35010	FEE LAND	1998 BALANCE CONVERSION
302033	35010	FEE LAND	1998 BALANCE CONVERSION
40006231	35227	FENCE	CAATS W/O 5044-42960
40006239	35227	FENCE	CAATS# 62049
40006143	35227	FENCE	ER 31-11353-283
40006215	35227	FENCE	ER 31-17074-283
40006223	35227	FENCE	ER 31-51146-4283
40015776	35339	FIRE PROTECTION SYSTEM	ER 31-11353-283
40006175	35227	GATE	ER 31-6625-283
40015809	35323	GENERATOR FUEL TANK	ER 31-1474-285
40015772	35325	GROUND GRID SYSTEM	ER 31-11353-283
40015974	35325	GROUND GRID SYSTEM	ER 31-13569-283
40016035	35325	GROUND GRID SYSTEM	ER 31-17074-283
40015837	35325	GROUND GRID SYSTEM	ER 31-19287-283
40079179	35325	GROUND GRID SYSTEM	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
30058954	39735	GROUNDING GRID	DSYS/2007/C/806/PPWW23
40079192	35205	HEAT PUMP	TZWA/2009/C/TR6/10039983
40006099	35227	LANDSCAPING_W/SPRINKLING_SYSTEM	ER 31-11353-283
40006123	35227	LIGHTING FIXTURE/SYSTEM	ER 31-11353-283
40006167	35227	LIGHTING FIXTURE/SYSTEM	ER 31-5095-286 FOR CONTROL BUILDING
40015739	35329	LIGHTING FIXTURE/SYSTEM	ER 31-11353-283
40016018	35329	LIGHTING FIXTURE/SYSTEM	ER 31-17074-283
40015845	35329	LIGHTING FIXTURE/SYSTEM	ER 31-6625-283
40016115	35327	LIGHTNING ARRESTER 60KV	ER 31-45656-4149
40006191	35207	LOAD CENTER	ER 31-8130-283
30054429	39723	MICROWAVE RADIO TO KENNEWICK EQ #381360	DZWA/2008/C/002/10035481 - MOD A84797F1-
30040190	39723	MICROWAVE SYSTEM TO COMBINE HILLS EQ #373072	DWAL/2004/C/001/03
30047401	39714	MODEM	CAATS# 64711
30045833	39723	MW TOWER *see long descrip.	XFR fr 39702 30025618 PRJ 107223
30055181	39717	PATCH PANEL FOR FIBER-OPTICS	TIWA/2008/C/005/10037974
30025612	39732	PLC TRANSMITTER/RECEIVER SET	CAATS 62199
40037826	35327	POWER AND CONTROL CABLE	CAATS #62665
40016155	35327	POWER AND CONTROL CABLE	CAATS# 61140
40015780	35327	POWER AND CONTROL CABLE	ER 31-11353-283
40015986	35327	POWER AND CONTROL CABLE	ER 31-13569-283
40016002	35327	POWER AND CONTROL CABLE	ER 31-14122-283
40016051	35327	POWER AND CONTROL CABLE	ER 31-17074-283
40016087	35327	POWER AND CONTROL CABLE	ER 31-20078-285
40016107	35327	POWER AND CONTROL CABLE	ER 31-3844-296
40016131	35327	POWER AND CONTROL CABLE	ER 31-45598-4085
40069613	35327	POWER AND CONTROL CABLE	TIWA/2006/C/002/10030679 100% CIAC
40079180	35327	POWER AND CONTROL CABLE	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L

30058957	39735	PROPANE STORAGE TANK	DSYS/2007/C/806/PPWW23
30058946	39711	RADIO CONTROL - DISPATCH OUTPOST CONTROLLER	DSYS/2007/C/806/PPWW23 AVTEC (A/I CONVER
30058944	39711	RADIO CONTROL SYSTEM - TAIT 1541 NODE	DSYS/2007/C/806/PPWW23
30058941	39711	RADIO CONTROL SYSTEM - TAIT CMM	DSYS/2007/C/806/PPWW231 CONTROL MODULE
30058945	39711	RADIO CONTROL SYSTEM - TAIT DAS	DSYS/2007/C/806/PPWW23 TAIT DIGITAL AUDI
30058940	39711	RADIO CONTROL SYSTEM - TAIT SMM	DSYS/2007/C/806/PPWW231 SITE MGMT MODULE
40037827	35319	RELAY AND CONTROL	CAATS #62665
40079271	35319	RELAY AND CONTROL	CAATS# 60177
40016159	35319	RELAY AND CONTROL	CAATS# 61140
40016179	35319	RELAY AND CONTROL	CAATS# 62199
40062282	35319	RELAY AND CONTROL	CAATS# 64711
40070542	35319	RELAY AND CONTROL	DZWA/2007/C/DR2/10033850
40016135	35319	RELAY AND CONTROL	ER 31-45598-4085
40069614	35319	RELAY AND CONTROL	TIWA/2006/C/002/10030679 100% CIAC
40051649	35319	RELAY AND CONTROL	TMGM/2005/C/002/007
40045019	35319	RELAY AND CONTROL	TWAM/2000/C/002/02
40039330	35319	RELAY AND CONTROL	twam/2000/c/004
40067360	35319	RELAY AND CONTROL	WBS TWAM/2006/C/008/10030393
40016147	35319	RELAY AND CONTROL	WEST TYPE LCB-MDAR TONE TRANSFER
40038965	35319	RELAY AND CONTROL	TWAM/2000/C/006/01
40056959	35319	RELAY AND CONTROL - JLS METER	CWES/2004/C/071/10026624 JLS METERS
40016191	35319	RELAY, INSTRUMENT, OR DEVICE	CAATS# 62199
40016195	35319	RELAY, INSTRUMENT, OR DEVICE	CAATS# 62199
40016199	35319	RELAY, INSTRUMENT, OR DEVICE	CAATS# 62199
40040993	35341	REMOTE TERMINAL UNIT (SCADA RTU)	TWAM/2002/C/011/B GE HARRIS
40073835	35341	REMOTE TERMINAL UNIT (SCADA RTU)	WBS DPIT/2007/C/001/10033783
30058939	39711	RF COMBINER	DSYS/2007/C/806/PPWW231 DB SPECTRA
40006111	35227	ROADWAY	ER 31-11353-283
40006183	35227	ROADWAY	ER 31-6625-283
40006243	35201	ROOF	CAATS# 63366
40040442	35319	SATELLITE CLOCK	WBS TWAM/2001/C/RDF/10009183 ARBITER
40016139	35342	SEQUENTIAL EVENT RECORDER	ER 31-45598-4085 HATHAWAY
40006103	35227	SIDEWALK	ER 31-11353-283
40006107	35227	SIGN	ER 31-11353-283
40015680	35301	STATION SERVICE TRANSFORMER	ER 31-11353-283 15KVA & 75KVA
40015751	35301	STATION SERVICE TRANSFORMER	ER 31-11353-283 2 25KVA $1,020.30 1 50KV
30025614	39744	TELEPHONE SWITCH	CAATS 62199
30044940	39714	TERMINAL CONTROLLER *see long descrip.	XFR FR 39702 30025620 PRJ 62917
40006227	35205	UNIT HEATER	ER 31-52545-4359 HEAT PUMP
30058956	39735	VOLTAGE CONVERTER DC TO DC 48-12 VDC	DSYS/2007/C/806/PPWW23
40016099	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079240	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079241	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079242	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079243	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079244	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079245	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079246	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40079247	35301	VOLTAGE TRANSFORMER 14.4KV	ER 31-323-385 WEST
40015813	35301	VOLTAGE TRANSFORMER I-0468 S/N 61E995 EQ# 321330	ER 31-11353-283 WEST 69KV
40079182	35301	VOLTAGE TRANSFORMER S/N 0941582001 EQ# 383187	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40079183	35301	VOLTAGE TRANSFORMER S/N 0941582002 EQ# 383188	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40079183	35301	VOLTAGE TRANSFORMER S/N 0941582002 INSTALL COSTS	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40079184	35301	VOLTAGE TRANSFORMER S/N 0941582003 EQ# 383189	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40079184	35301	VOLTAGE TRANSFORMER S/N 09415825003 INSTALL COSTS	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L
40079182	35301	VOLTAGE TRANSFORMER S/N 094182001 INSTALL COSTS	TZWA/2009/C/TR4/10038563 BLUE MOUNTAIN L

30040401	39729	WALLA WALLA CHANNEL CARDS FOR PARTY LINE CONNECTN	TWAM/2005/C/030
30046553	39753	WALLA WALLA COMMUNICATIONS ROOM AIR CONDITIONER	DWAL/2006/C/DR9/10029455
30040188	39747	WALLA WALLA SUB ANTENNA SYSTEM	DWAL/2004/C/001/03
30054430	39747	WALLA WALLA SUB ANTENNA SYSTEM	DZWA/2008/C/002/10035481
30040189	39729	WALLA WALLA SUB MULTIPLEX SYSTEM	DWAL/2004/C/001/03
30040191	39747	WALLA WALLA SUB RADOME	DWAL/2004/C/001/03
30040192	39747	WALLA WALLA SUB WAVEGUIDE MATERIALS	DWAL/2004/C/001/03
30044266	39711	WW SUB GROUP PENDLETON RADIO CONTROL SYS #360706	DZWW/2002/C/DU5/10013392
40083979	3520000	SORBWEB BERM
40084368	3530000	RELAY AND CONTROL
40084398	3530000	RELAY AND CONTROL
40084773	3530000	RELAY AND CONTROL
40086983	3530000	RELAY AND CONTROL
40086984	3530000	RELAY AND CONTROL
30060484	3970000	PLC TRANSMITTER/RECEIVER SET
30061183	3970000	CY2011 WALLA 2 SUB COMMUNICATION EQUIP (C/C 13749)
30064194	3970000	CY2013 WALLA WALLA SUB COMM EQUIP (C/C 13747)
30065027	3970000	CY2013 WALLA WALLA SUB COMM EQUIP (C/C 13749)

Location: 085023 - Jefferson Substation, ID
Asset	FERC Class	Asset Description	2nd Line of Description
30020049	39729	ANALOG CHANNEL	CAATS #29638
30020043	39729	ANALOG CHANNEL	ER 100388
30058717	39729	ANALOG CHANNEL	ER 3394384
30020035	39729	ANALOG CHANNEL	ER 3429610
30020039	39729	ANALOG CHANNEL	ER 3639473
30020037	39729	ANALOG MULTIPLEX SHELF	ER 3429610
30020057	39747	ANTENNA SYSTEM	CAATS #106921
40048363	35321	BATTERY AND RACK 125VDC	WBS DZPR/2004/C/DR5/10021825 C&D
30055030	39735	BATTERY AND RACK 48V EQ# 386004	DZPR/2009/C/DR9/10039402
40048364	35321	BATTERY CHARGER 135VDC	WBS DZPR/2004/C/DR5/10021825 C&D 35A
40068066	35317	CABLE TRENCH	ER 85-7780
40077566	35317	CABLE TRENCH	ER 85-8138
40051983	35317	CABLE TRENCH	ER 85-8534
40077563	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-8138
40051981	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-8534
30020051	39741	COMPUTERIZED DIAL EXCHANGE	CAATS #103068
40077659	35317	CONDUIT	ER 101131
40068067	35317	CONDUIT	ER 85-7780
40077561	35201	CONTROL HOUSE	ER 85-7780
40077594	35301	CURRENT TRANSFORMER	ER 83-8355
40077568	35301	CURRENT TRANSFORMER	ER 85-8138
30020059	39723	DEHYDRATOR SYSTEM	CAATS #106921
301873	35010	FEE LAND IDJI-0034	ER 85-7780
40078966	35227	FENCE	ER 85-7780 INTERIOR FENCE AROUND REACTORS
40077580	35227	FENCE & GATES	ER 85-8138
40068100	35325	GROUND GRID SYSTEM	ER 85-7780
40068101	35325	GROUND GRID SYSTEM	ER 85-7780
40077582	35325	GROUND GRID SYSTEM	ER 85-8138
40077583	35315	GROUND SWITCH	ER 85-8138
40077615	35325	INSULATED PLATFORM	ER 85-6557
40068104	35325	INSULATED PLATFORM 12'	ER 85-7780
40077585	35325	INSULATED PLATFORM 14'	ER 85-8138
40051986	35325	INSULATED PLATFORM 14'	ER 85-8534
40068102	35325	INSULATED PLATFORM 4'	ER 85-7780

40077584	35325	INSULATED PLATFORM 4'	ER 85-8138
40051985	35325	INSULATED PLATFORM 4'	ER 85-8534
40068103	35325	INSULATED PLATFORM 6'	ER 85-7780
40077589	35325	INSULATED PLATFORM 6'	ER 85-8137
40077663	35329	LIGHTING FIXTURE/SYSTEM	ER 101131
40077601	35329	LIGHTING FIXTURE/SYSTEM	ER 83-8355
40068130	35329	LIGHTING FIXTURE/SYSTEM	ER 85-7780
40078831	35327	LIGHTNING ARRESTER 161KV	TZPR/2008/C/TR6/10035304
40078830	35327	LIGHTNING ARRESTER 34.5KV	TZPR/2008/C/TR6/10035304
40077602	35327	POWER AND CONTROL CABLE	ER 83-8355
40077618	35327	POWER AND CONTROL CABLE	ER 85-6557
40068109	35327	POWER AND CONTROL CABLE	ER 85-7780
40077590	35327	POWER AND CONTROL CABLE	ER 85-8137
40051989	35327	POWER AND CONTROL CABLE	ER 85-8534
30020045	39738	PROTECTIVE RELAYING RECEIVER	ER 100388
30020047	39738	PROTECTIVE RELAYING TRANSMITTER	ER 100388
30020061	39723	RADIO (RF) TO MENAN BUTTE EQ# 333534	ER 6-3360
40077664	35319	RELAY AND CONTROL	ER 101131
40077653	35319	RELAY AND CONTROL	ER 383764
40077641	35319	RELAY AND CONTROL	ER 393587
40077605	35319	RELAY AND CONTROL	ER 83-8355
40077612	35319	RELAY AND CONTROL	ER 85-6403
40077629	35319	RELAY AND CONTROL	ER 85-6670
40077633	35319	RELAY AND CONTROL	ER 85-6892 & 85-6906
40068035	35319	RELAY AND CONTROL	ER 85-7780
40068093	35319	RELAY AND CONTROL	ER 85-7780
40077586	35319	RELAY AND CONTROL	ER 85-8138
40051991	35319	RELAY AND CONTROL	ER 85-8534
40051990	35319	RELAY AND CONTROL	ER 85-8534
40048224	35319	RELAY AND CONTROL	TIDM/2003/C/032/01
40058887	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #104220
40077651	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 3346400
40068132	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 85-7780
40051992	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 85-8534
40041681	35341	REMOTE TERMINAL UNIT (SCADA RTU)	TIDM/2002/C/009/B L&G 5700 RTU Type 1A w
40003928	35201	ROOF	CAATS #105119
40077606	35301	STATION SERVICE TRANSFORMER	ER 83-8355
40077666	35301	VOLTAGE TRANSFORMER	ER 101131
40077667	35301	VOLTAGE TRANSFORMER	ER 101131
40077668	35301	VOLTAGE TRANSFORMER	ER 101131
40077669	35301	VOLTAGE TRANSFORMER	ER 101131
40077670	35301	VOLTAGE TRANSFORMER	ER 101131
40077671	35301	VOLTAGE TRANSFORMER	ER 101131
40068046	35301	VOLTAGE TRANSFORMER	ER 85-7780
40068047	35301	VOLTAGE TRANSFORMER	ER 85-7780
40068048	35301	VOLTAGE TRANSFORMER	ER 85-7780
40068049	35301	VOLTAGE TRANSFORMER	ER 85-7780
40068050	35301	VOLTAGE TRANSFORMER	ER 85-7780
40068051	35301	VOLTAGE TRANSFORMER	ER 85-7780 3PH
40077611	35301	VOLTAGE TRANSFORMER	ER 85-8709
40077666	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40077667	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40077668	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40077669	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40077670	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40077671	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 101131
40068046	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780
40068047	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780

40068048	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780
40068049	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780
40068050	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780
40068051	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-7780 3 PH
40077611	35301	VOLTAGE TRANSFORMER INSTALL COSTS	ER 85-8709
30064810
40089462

Location: 013209 - Big Grassy substation, ID
Asset	FERC Class	Asset Description	2nd Line of Description
300955	35010	FEE LAND - BIG GRASSY IDJI-0040	CAATS# 100974
40051667	35201	CABLE TRAY	CAATS# 100974
40051673	35201	CONTROL BUILDING	CAATS# 100974
40051699	35205	UNIT HEATER	CAATS# 100974
40051721	35219	FOUNDATION AND SUBSTRUCTURE	CAATS# 100974 FOR CONTROL BUILDING
40051671	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	CAATS# 100974
40051675	35227	CULVERT (FOR YARD DRAINAGE SYSTEM)	CAATS# 100974
40051677	35227	FENCE	CAATS# 100974
40051696	35227	SIGN	CAATS# 100974
40051668	35317	CABLE TRENCH	CAATS# 100974
40051672	35317	CONDUIT	CAATS# 100974
40051698	35317	MICROWAVE TOWER	CAATS# 100974
40012339	35319	RELAY AND CONTROL	CAATS W/O BGSY94RE 56850
40051660	35319	ANNUNCIATOR 12PT	CAATS# 100974
40051694	35319	RELAY AND CONTROL	CAATS# 100974
40048213	35319	RELAY AND CONTROL	TIDM/2003/C/030/01
40051662	35321	BATTERY CHARGER	CAATS# 100974 25A
40051661	35321	BATTERY AND RACK 125V	CAATS# 100974 ALCAD
40051679	35325	GROUND GRID SYSTEM	CAATS# 100974
40051680	35325	INSULATED PLATFORM 6'	CAATS# 100974
40051688	35327	LIGHTNING ARRESTER 132KV	CAATS# 100974
40051689	35327	LIGHTNING ARRESTER 60KV	CAATS# 100974
40051692	35327	POWER AND CONTROL CABLE	CAATS# 100974
40051687	35329	LIGHTING FIXTURE/SYSTEM	CAATS# 100974
40051695	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 100974 MG
30015863	39705	COMM. STATION ALARM CONTROL RTU	CAATS# 102273
30015859	39714	MODEM	CAATS# 102273
30015867	39723	RADIO (RF)	CAATS# 102273
30015875	39726	EQUIPMENT RACK/SHELF	CAATS# 102273
30046441	39735	COMM BATTERY CHARGER	TIDM/2005/C/046 48VDC
30046440	39735	COMM BATTERY AND RACK	TIDM/2005/C/046 East Penn Unigy II AGM
30015877	39744	PARTY LINE SELECTOR	CAATS# 102273
30015879	39744	TELEPHONE LINE DATA	CAATS# 102273
30015865	39747	ANTENNA SYSTEM	CAATS# 102273
30015869	39747	RADOME	CAATS# 102273
30015871	39747	TOWER	CAATS# 102273
30015873	39747	WAVEGUIDE	CAATS# 102273
30041045	39753	AIR CONDITIONER (EVAPORATIVE OR REFRIG.)	TIDM/2004/C/016
30063295	39700	CY2011 BIG GRASSY COMMUNICATION EQ (C/C 13688)
30065743	39700	CY2014 COMM EQUIPMENT (BIG GRASSY/C 13696)
40081301	35300	RELAY AND CONTROL
40082329	35300	RELAY AND CONTROL
40085595	35300	CABLE TRENCH
40085597	35300	CLEARING, GRADING, & FILL MATERIAL (SURF
40085598	35300	CONDUIT
40085599	35300	FENCE/GATE
40085601	35300	GROUND GRID SYSTEM
40085605	35300	LIGHTING FIXTURE/SYSTEM

40085606	35300	POWER AND CONTROL CABLE
40085622	35300	RELAY AND CONTROL
40089316	35300	ANIMAL GUARDS
40090276	35300	RELAY AND CONTROL

Location: 068194 - Summer Lake Switchyard, OR
Asset	FERC Class	Asset Description	2nd Line of Description
40053672	35201	DUCT	ER 31-21397-184
40048909	35201	CABLE TRAY	TSOM/2003/C/004
40053668	35301	CURRENT TRANSFORMER	ER 31-21397-184
40053669	35301	CURRENT TRANSFORMER 500KV	ER 31-21397-184
40070456	35301	CCVT S/N 655488101 EQ# 373300	TORM/2004/C/009/01 RITZ 550 KV MIDPT MG
40070457	35301	CCVT S/N 655488102 EQ# 373301	TORM/2004/C/009/01 RITZ 550 KV MIDPT MG
40070458	35301	CCVT S/N 655488103 EQ# 373302	TORM/2004/C/009/01 RITZ 550 KV MIDPT MG
40053667	35309	COMPRESSOR, GAS	ER 31-21397-184
40048910	35317	CABLE TRENCH	TSOM/2003/C/004
40003362	35319	RELAY PANEL / FUNCTION	CAATS# 60808
40003370	35319	RELAY, INSTRUMENT, OR DEVICE	CAATS# 62306
40003378	35319	RELAY, INSTRUMENT, OR DEVICE	CAATS# 62306
40003374	35319	SATELLITE CLOCK	CAATS# 62306
40070460	35319	RELAY AND CONTROL	TORM/2004/C/009/01
40048914	35319	RELAY AND CONTROL	TSOM/2003/C/004
40053663	35321	BATTERY AND RACK #3 TCX-580	ER 31-21397-184
40053664	35321	BATTERY AND RACK #4 TCX-580	ER 31-21397-184
40048912	35325	GROUND GRID SYSTEM	TSOM/2003/C/004
40003358	35327	POWER AND CONTROL CABLE	CAATS# 60808
40053674	35327	INSULATOR, POST	ER 31-21397-184
40053675	35327	LIGHTNING ARRESTER 9KV	ER 31-21397-184
40053677	35327	POWER AND CONTROL CABLE	ER 31-21397-184
40070459	35327	POWER AND CONTROL CABLE	TORM/2004/C/009/01
40048913	35327	POWER AND CONTROL CABLE	TSOM/2003/C/004
40026407	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 20286-075
40026411	35341	REMOTE TERMINAL UNIT (SCADA RTU)	ER 22892-91 LANDIS & GYR
40026415	35341	RELAY AND CONTROL	ER 91-45604-6303
40003366	35342	EQUIPMENT RACK/SHELF	CAATS# 62306
30051499	39705	REMOTE TERMINAL UNIT (SCADA RTU)	TORM/2004/C/009/01
30051500	39717	FO OPTICAL/ELECTRICAL CONVERTER	TORM/2004/C/009/01
30038166	39717	SUMMER LAKE BPA SUB FO LINK REPEATER DYMEC 5	TORM/2004/C/012/03
30038167	39717	SUMMER LAKE SUB SUB FIBER OPTIC CABLE (JUMPE	TORM/2004/C/012/03
30019697	39723	RADIO (RF)	CAATS# 59502
30019707	39723	RADIO (RF)	CAATS# 60684
30039314	39726	SUMMER LK COMMUNICATIONS RACK	ER 45557-6301
30051501	39726	EQUIPMENT RACK/SHELF	TORM/2004/C/009/01
30019711	39729	DIGITAL MULTIPLEX SYSTEM	CAATS# 106741
30051502	39729	DIGITAL MULTIPLEX SYSTEM	TORM/2004/C/009/01
30038168	39729	SUMMER LAKE DIGITAL MUX COASTCOM UNIVERSAL 2	TORM/2004/C/012/03
30038169	39729	SUMMER LAKE DIGITL MUX CHANNEL, COASTCOM 300	TORM/2004/C/012/03
30039322	39732	SUMMER LK COUPLING CAPACITOR TELEMETRY EQUIP	ER 51384-6570
30051503	39732	LINE TUNING UNIT	TORM/2004/C/009/01
30051504	39732	PLC TRANSMITTER/RECEIVER SET 10 WATT	TORM/2004/C/009/01
30019701	39735	POWER SUPPLY	CAATS# 60684
30036712	39735	BATTERY AND RACK	TSOM/2003/C/005
30019699	39738	XMITTER, RECEIVER, 125 VDC, RFL 6750	CAATS# 60808
30039313	39738	SUMMER LK RTU, 5100, LANDIS & GYR	ER 45557-6301
30038165	39738	SUMMER LAKE BPA SUB RELAY/CONTROL PANEL	TORM/2004/C/012/03
30038164	39738	SUMMER LAKE MODULE REMOTE I/O SEL 2594 TONE	TORM/2004/C/012/03

30038163	39738	SUMMER LAKE TONE RFL 9745 RELAY RECEIV/TRANS	TORM/2004/C/012/03
30019695	39747	ANTENNA SYSTEM	CAATS# 59502
30019703	39747	ANTENNA SYSTEM	CAATS# 60684
40086635	35319	RELAY AND CONTROL	TZBE/2012/C/TU2/10047641
40085750	35319	RELAY AND CONTROL	TZKL/2011/C/004/10043885
40085149	35321	BATTERY CHARGER EQ# 393638	TZBE/2011/C/TR5/10044938
40085148	35321	BATTERY CHARGER EQ# 393639	TZBE/2011/C/TR5/10044938
40085749	35327	POWER AND CONTROL CABLE	TZKL/2011/C/004/10043885
30060475	39700	MODEM	CAATS# 62306
30060474	39700	MODEM	CAATS# 62306
30063479	39700	CY2012 COMM EQUIPMENT (C/C 13746)	TZKL/2011/C/004/10043885
40089369	35300	INSULATOR, POST 80KV

Location: 068190 - Burns Reactive Station, OR
Asset	FERC Class	Asset Description	2nd Line of Description
301722	35010	FEE LAND	ER 31-16546-184 SEC 18 T225 R31E
40003444	35201	CONTROL BUILDING	ER 31-16546-184
40046458	35201	BUILDINGS (EXPLOSIVES STORAGE)	TORM/2001/C/017
40003396	35205	AIR CONDITIONER (EVAPORATIVE OR REFRIG.)	ER 31-16546-184
40003432	35207	LOAD CENTER	ER 31-16546-184
40076347	35209	SECURITY SYSTEM	WBS TZBE/2007/C/002/10033499 ETC
40003420	35213	PLUMBING SYSTEM	ER 31-16546-184
40003452	35213	WATER HEATER	ER 31-16546-184
40003428	35213	WELL	ER 31-16546-184
40065680	35227	FENCE	CAATS W/O 4870
40003400	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 31-16546-184
40003456	35227	CULVERT (FOR YARD DRAINAGE SYSTEM)	ER 31-16546-184
40003408	35227	FENCE	ER 31-16546-184
40070759	35227	FENCE	ER 31-16546-184
40070785	35227	OIL STORAGE TANK	ER 31-16546-184
40072629	35227	ROADWAY, INC. CLRING, GRADING, SURFACE	ER 31-16546-184
40003424	35227	SIGN	ER 31-16546-184
40003404	35227	UNDERGROUND ENCLOSURE (MANHOLE)	ER 31-16546-184
40070760	35229	FLOODLIGHTS	ER 31-16546-184
40003412	35229	LIGHTING FIXTURE/SYSTEM	ER 31-16546-184
40070781	35301	STATION SERVICE TRANSFORMER	ER 31-16546-184
40070745	35301	CURRENT TRANSFORMER	ER 31-21613-183
40070505	35301	CCVT S/N 65588104 EQ# 373303	TORM/2004/C/009/03 RITZ 550KV #1 A PH MG
40070506	35301	CCVT S/N 65588105 EQ# 373304	TORM/2004/C/009/03 RITZ 550KV #1 B PH MG
40070507	35301	CCVT S/N 65588106 EQ# 373305	TORM/2004/C/009/03 RITZ 550KV #1 C PH MG
40070502	35301	CCVT S/N 65588107 EQ# 373297	TORM/2004/C/009/03 RITZ 550KV A PH MG
40070503	35301	CCVT S/N 65588108 EQ# 373298	TORM/2004/C/009/03 RITZ 550KV B PH MG
40070504	35301	CCVT S/N 65588109 EQ# 373299	TORM/2004/C/009/03 RITZ 550KV C PH MG
40070773	35315	POWER FUSE MOUNTING 14.4KV	ER 31-16546-184
40070751	35317	CABLE TRENCH	ER 31-16546-184
40070753	35317	CONDUIT	ER 31-16546-184
40070780	35317	SPILL GAP	ER 31-16546-184
40003274	35319	RELAY AND CONTROL	CAATS# 60585
40070750	35319	CABINETS	ER 31-16546-184
40070742	35319	OSCILLOGRAPH	ER 31-323-91-6089
40070744	35319	SATELLITE CLOCK	ER 31-323-91-6089
40070508	35319	RELAY AND CONTROL	TORM/2004/C/009/03
40049782	35319	RELAY AND CONTROL	TORM/2004/C/017
40076417	35319	ANNUNCIATOR	TZBE/2007/C/TU2/10031674
40076418	35319	RELAY AND CONTROL	TZBE/2007/C/TU2/10031674
40077762	35319	RELAY AND CONTROL	TZBE/2009/C/TR2/10039178
40040404	35319	SATELLITE CLOCK	WBS TORM/2001/C/001/01
40076238	35319	RELAY AND CONTROL	WBS TORM/2004/C/002/06 BRIDGER RAS

40077976	35319	RELAY AND CONTROL	WBS TZBE/2007/C/001/10035772,10032860
40070746	35321	AUTOMATIC TRANSFER SWITCH	ER 31-16546-184
40070747	35321	BATTERY AND RACK	ER 31-16546-184
40070748	35321	BATTERY CHARGER	ER 31-16546-184
40068811	35321	BATTERY CHARGER	TORM/2005/C/014 AMERICAN BATTERY CHARGI
40070762	35323	GENERATOR	ER 31-16546-184
40070763	35325	GROUND GRID SYSTEM	ER 31-16546-184
40070772	35327	LIGHTNING ARRESTER 146KV	ER 31-16546-184
40070771	35327	LIGHTNING ARRESTER 354KV	ER 31-16546-184
40070774	35327	POWER AND CONTROL CABLE	ER 31-16546-184
40049781	35327	POWER AND CONTROL CABLE	TORM/2004/C/017
40076346	35327	POWER AND CONTROL CABLE	WBS TZBE/2007/C/002/10033499 ETC
40070770	35329	LIGHTING FIXTURE/SYSTEM	ER 31-16546-184
40026395	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 60585
40070779	35341	SEQUENCE OF EVENTS RECORDER	ER 31-16546-184
40078993	35341	REMOTE TERMINAL UNIT (SCADA RTU) EQ# 380030	TORM/2004/C/009/03
40049783	35341	SEQUENCE OF EVENTS RECORDER S/N 18891 EQ# 36	TORM/2004/C/017 HATHAWAY DFR
30051600	39708	FILTER SYSTEM	DZBE/2007/C/003/10031729 TELECT DUAL FEE
30019659	39711	MAS SCADA REMOTE RADIO	CAATS# 106281
30051601	39714	DATA SWITCH - ESS	DZBE/2007/C/003/10031728
30054741	39714	DATA NETWORK ROUTER - CISCO 2811	WBS TZBE/2007/C/002/10033499 ETC
30051602	39723	DEHYDRATOR SYSTEM	DZBE/2007/C/003/10031728
30051603	39723	RADIO (RF) TO BURNS BUTTE EQ# 377731	DZBE/2007/C/003/10031728
30051604	39729	DIGITAL MULTIPLEX SYSTEM EQ# 377733	DZBE/2007/C/003/10031729 COASTCOM
30051527	39732	PLC TRANSMITTER/RECEIVER SET 10 WATT	TORM/2004/C/009/03
30051526	39732	PLC TRANSMITTER/RECEIVER SET 50 WATT	TORM/2004/C/009/03
30051605	39735	BATTERY AND RACK , 48V EQ# 377734	DZBE/2007/C/003/10031729 C&D MSENDUR
30051606	39735	BATTERY CHARGER EQ# 377739	DZBE/2007/C/003/10031729 VALARE
30019655	39741	COMPUTERIZED DIAL EXCHANGE	CAATS# 51698
30051607	39747	ANTENNA SYSTEM 6 FT	DZBE/2007/C/003/10031729
30051608	39747	TOWER - 30 FT	DZBE/2007/C/003/10031729
40083194	35227	SORBWEB BERM	DORE/2011/C/830/10045073 SPCC
40083333	35319	RELAY AND CONTROL	TZBE/2011/C/TR1/10045161
40081902	35319	RELAY AND CONTROL	TZBE/2010/C/TR2/10040822
40083847	35327	INSULATOR, POST 115KV	TZBE/2011/C/TR6/10045503
30054740	39120	COMPUTER EQUIPMENT - FIREWALL	WBS TZBE/2007/C/002/10033499 ETC ASA 5510
30062754	39700	CY2011 BURNS REACTOR COMM EQUIP (C/C 13746)
30064760	39700	CY2013 BURNS REACTOR COMM EQUIP (C/C 13746)
30062755	39750	CY2011 BURNS REACTOR MOBILE RADIO (C/C 13746)
40089799	3520000	CLEARING, GRADING, & FILL MATERIAL (SURF
40090005	3520000	HVAC (HEATER)
40090025	3520000	BUILDINGS (TRAILER)
40090026	3520000	BUILDINGS (TRAILER)

Location: 085050 - Threemile Knoll Substation, ID
Asset	FERC Class	Asset description	2nd Line of Description
304274	35010	FEE LAND THREEMILE KNOLL IDCB-0151	TIDM/2005/C/037/10033667
40076973	35201	CONTROL BUILDING	TIDM/2005/C/037/10031846 +
40077028	35201	METAL CABINET	TIDM/2005/C/037/10031846 + FILING CABINET
40077040	35209	SECURITY SYSTEM EQ# 382918	TIDM/2005/C/037/10031846 +
40077010	35219	FOUNDATION AND SUBSTRUCTURE	TIDM/2005/C/037/10031846 + CONTROL BUILDING
40076971	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	TIDM/2005/C/037/10031846 +
40077009	35227	FENCE	TIDM/2005/C/037/10031846 +
40077038	35227	ROADWAY, INCL CLRING, GRADING, SURFACE	TIDM/2005/C/037/10031846 +
40076970	35227	CEMENT CURB	TIDM/2005/C/037/10031846 + INSIDE SUB
40077042	35301	STATION SERVICE TRANSFORMER	TIDM/2005/C/037/10031846 + NO DETAIL
40077043	35301	STATION SERVICE TRANSFORMER	TIDM/2005/C/037/10031846 + NO DETAIL
40076969	35317	CABLE TRENCH	TIDM/2005/C/037/10031846 +

40076972	35317	CONDUIT	TIDM/2005/C/037/10031846 +
40077045	35317	STORAGE CABINET	TIDM/2005/C/037/10031846 +
40076947	35319	ANNUNCIATOR	TIDM/2005/C/037/10031846 +
40077008	35319	DIGITAL FAULT RECORDER EQ# 383154	TIDM/2005/C/037/10031846 +
40077036	35319	RELAY AND CONTROL	TIDM/2005/C/037/10031846 +
40077039	35319	SATELLITE CLOCK EQ# 382426	TIDM/2005/C/037/10031846 +
40076524	35319	RELAY AND CONTROL	TIDM/2005/C/037/10033453
40077993	35319	RELAY AND CONTROL	TJBM/2004/C/002/10035564 RAS
40076948	35321	AUTOMATIC TRANSFER SWITCH	TIDM/2005/C/037/10031846 +
40076949	35321	BATTERY AND RACK EQ# 376225	TIDM/2005/C/037/10031846 +
40076950	35321	BATTERY CHARGER EQ# 376224	TIDM/2005/C/037/10031846 +
40077012	35323	GENERATOR	TIDM/2005/C/037/10031846 +
40077013	35325	GROUND GRID SYSTEM	TIDM/2005/C/037/10031846 +
40077027	35327	LIGHTNING ARRESTER 138KV	TIDM/2005/C/037/10031846 +
40077026	35327	LIGHTNING ARRESTER 345KV	TIDM/2005/C/037/10031846 +
40077033	35327	POWER AND CONTROL CABLE	TIDM/2005/C/037/10031846 +
40076523	35327	POWER AND CONTROL CABLE	TIDM/2005/C/037/10033453
40077992	35327	POWER AND CONTROL CABLE	TJBM/2004/C/002/10035564 RAS
40077025	35329	LIGHTING FIXTURE/SYSTEM	TIDM/2005/C/037/10031846 +
40077037	35341	REMOTE TERMINAL UNIT (SCADA RTU)	TIDM/2005/C/037/10031846 +
40077041	35341	SEQUENCE OF EVENTS RECORDER	TIDM/2005/C/037/10031846 +
30055078	39714	DATA NETWORK SWITCH	TIDM/2005/C/037/10031846 +
30055084	39714	MODEM	TIDM/2005/C/037/10031846 +
30055318	39714	DATA NETWORK ROUTER EQ # 382416	TIDM/2005/C/037/10033277 CISCO 2811
30055317	39714	DATA NETWORK SWITCH -	TIDM/2005/C/037/10033277 ETHERSWITCH
30055081	39717	FIBER OPTIC/TRANSMITTER RECEIVER SET EQ# 382	TIDM/2005/C/037/10031846 + DMX
30055320	39717	FIBER OPTIC CABLE - ADSS	TIDM/2005/C/037/10033277
30055321	39717	FIBER OPTIC PATCH PANELS	TIDM/2005/C/037/10033277
30055088	39720	POWER QUALITY MONITOR	TIDM/2005/C/037/10031846 +
30055080	39726	EQUIPMENT RACK/SHELF	TIDM/2005/C/037/10031846 +
30055079	39729	DIGITAL MULTIPLEX SYSTEM EQ# 382418	TIDM/2005/C/037/10031846 + 10032865
30055070	39735	BATTERY AND RACK EQ# 382414	TIDM/2005/C/037/10031846 +
30055071	39735	BATTERY CHARGER EQ# 382415	TIDM/2005/C/037/10031846 +
30055069	39738	AUDIO-TONE PROTECTIVE RELAY TERMINAL RFL 9745	TIDM/2005/C/037/10031846 +
30055085	39738	PANEL-RELAY AND CONTROL FOR RTU	TIDM/2005/C/037/10031846 +
30055090	39744	TELEPHONE LINE SHARING SWITCH	TIDM/2005/C/037/10031846 +
30058659	39744	TELEPHONE LINE SHARING SWITCH	TJBM/2004/C/002/10035564
30055089	39758	SYNCHRONOUS TIMER EQ# 382426	TIDM/2005/C/037/10031846 +
40083599	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	TZPR/2009/C/001/3MLTRANS
40083613	35301	VOLTAGE TRANSFORMER 15KV	TZPR/2009/C/001/3MLTRANS
40083611	35301	STATION SERVICE TRANSFORMER	TZPR/2009/C/001/3MLTRANS
40085832	35341	HMI AUTOMATION ((SOFTWARE)	TZPR/2011/C/TR6/10045185
30064302	39700	CY2012 THREEMILE KNOLL SUB COMM EQUIP (CC 13696)
30064757	39700	CY2013 THREEMILE KNOLL SUB COMM EQUIP (C/C 13696)
40090241	35300	RELAY AND CONTROL

Location: 013019 - Goshen Substation, ID
Asset	FERC Class	Asset description	2nd Line of Description
40000610	35201	ROOF	CAATS# 105120
40050503	35201	CABLE TRAY	CAATS# 62842
40053163	35201	CABLE TRAY	ER 85-8887
40063652	35201	CONTROL BUILDING	ER 85-318
40063660	35201	CONTROL BUILDING	ER 85-1224
40063667	35201	HEATER	ER 85-2297
40063674	35201	CONTROL BUILDING	ER 85-3370
40063686	35201	CONTROL BUILDING	ER 85-3926
40063696	35201	CONTROL BUILDING	ER 85-8887

40063708	35201	CONTROL BUILDING	ER 85-6053
40063710	35201	CABLE TRAY	ER 85-6207
40063717	35201	CABLE TRAY	ER 85-6999
40063720	35201	ROOF	ER 85-6999
40063744	35201	CABLE TRAY	ER 86-7028
40064214	35201	ROOF - CONTROL HOUSE	ER 101852
40065335	35201	CABLE TRAY	WBS TIID/2006/C/001/10029741,388 WOLV CR
40063715	35203	EMERGENCY GENERATOR BUILDING	ER 85-6999
40063746	35203	EMERGENCY GENERATOR BUILDING	ER 86-7028
40063706	35205	AIR CONDITIONER	ER 85-6053
40063716	35205	AIR CONDITIONER	ER 85-6999
40063721	35205	UNIT HEATER	ER 85-6999
40072736	35205	AIR CONDITIONER	TZPR/2008/C/TR6/10036543
40064178	35207	LOAD CENTER	ER 85-7028
40063719	35219	FOUNDATION AND SUBSTRUCTURE	ER 85-6999 GENERATOR BUILDING
40000613	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	CAATS# 104348
40000616	35227	FENCE	CAATS# 104348
40050271	35227	CEMENT CURB	TIDM/2003/C/001
40056321	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-5942
40063654	35227	FENCE & GATES	ER 85-318 SHOP
40063655	35227	FENCE & GATES	ER 85-318
40063659	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-1818
40063661	35227	FENCE & GATES	ER 85-1332
40063668	35227	FENCE	ER 85-2019
40063675	35227	FENCE & GATES	ER 85-3370
40063690	35227	FENCE & GATES	ER 85-5942
40063691	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-7958
40063692	35227	FENCE & GATES	ER 85-7827
40063695	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-8887
40063697	35227	FENCE & GATES	ER 85-8887
40063707	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-6053
40063709	35227	FENCE & GATES	ER 85-6053
40063712	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-6890
40063718	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-6999
40063722	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-6294
40063749	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 86-6983
40063751	35227	ROADWAY	ER 3262748
40063771	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 381099
40063773	35227	FENCE & GATES	ER 381099
40063781	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-6927
40063860	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 85-7092
40063895	35227	FENCE & GATES	ER 85-8513
40065337	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	WBS TIID/2006/C/001/10029741,388 WOLV CR
40065343	35227	FENCE	WBS TIID/2006/C/001/10029741,388 WOLV CR
40053167	35229	FLOODLIGHT	ER 85-8887
40055876	35229	FLOODLIGHT	ER 85-7959
40012091	35300	INSTALLATION LABOR AND OVERHEADS AIRBREAK SW	CAATS# 104348 138KV 2000A
40053182	35301	STATION SERVICE TRANSFORMER	ER 85-8887
40053185	35301	VOLTAGE TRANSFORMER	ER 85-8887
40053186	35301	VOLTAGE TRANSFORMER	ER 85-8887
40053187	35301	VOLTAGE TRANSFORMER	ER 85-8887
40053188	35301	VOLTAGE TRANSFORMER	ER 85-8887
40053191	35301	CURRENT TRANSFORMER	ER 85-318
40055873	35301	CURRENT TRANSFORMER	ER 85-7959
40056304	35301	CURRENT TRANSFORMER	ER 85-1332
40056928	35301	CURRENT TRANSFORMER	ER 85-6053
40056970	35301	VOLTAGE TRANSFORMER	ER 85-6053

40056971	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056972	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056973	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056974	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056975	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056976	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056977	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056978	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056979	35301	VOLTAGE TRANSFORMER	ER 85-6053
40056980	35301	VOLTAGE TRANSFORMER	ER 85-6053
40057061	35301	CURRENT TRANSFORMER	ER 85-3370
40057070	35301	STATION SERVICE TRANSFORMER	ER 85-3370
40057072	35301	VOLTAGE TRANSFORMER S/N 254381	ER 85-3370
40057073	35301	VOLTAGE TRANSFORMER S/N 254382	ER 85-3370
40057074	35301	VOLTAGE TRANSFORMER S/N 254383	ER 85-3370
40057075	35301	VOLTAGE TRANSFORMER S/N 254384	ER 85-3370
40057076	35301	VOLTAGE TRANSFORMER S/N C497851	ER 85-3370
40057078	35301	VOLTAGE TRANSFORMER S/N C497852	ER 85-3370
40059034	35301	STATION SERVICE TRANSFORMER 5KVA	ER 394015
40063907	35301	STATION SERVICE TRANSFORMER 5KVA	ER 85-8513 WEST
40063947	35301	CURRENT TRANSFORMER	ER 85-8498
40063951	35301	VOLTAGE TRANSFORMER	ER 85-6207
40063952	35301	VOLTAGE TRANSFORMER	ER 85-6207
40063953	35301	VOLTAGE TRANSFORMER	ER 85-6207
40064138	35301	CURRENT TRANSFORMER	ER 393983
40064205	35301	VOLTAGE TRANSFORMER 345KV	ER 3302999
40064206	35301	VOLTAGE TRANSFORMER 345KV	ER 3302999
40064207	35301	VOLTAGE TRANSFORMER 345KV	ER 3302999
40064220	35301	VOLTAGE TRANSFORMER 161KV	ER 368899 SQUARE D
40064221	35301	VOLTAGE TRANSFORMER 161KV	ER 368899 SQUARE D
40064222	35301	VOLTAGE TRANSFORMER 161KV	ER 368899 SQUARE D
40077758	35301	FIRE PROTECTION	ER 85-3388
40053170	35315	GROUND SWITCH	ER 85-8887
40053195	35315	GROUND SWITCH	ER 85-318
40056931	35315	GROUND SWITCH	ER 85-6053
40063879	35315	GROUND SWITCH	ER 85-8512
40063901	35315	GROUND SWITCH	ER 85-8513
40064184	35315	GROUND SWITCH 345KV	ER 80-8029
40065347	35315	GROUND SWITCH	WBS TIID/2006/C/001/10029741,388 WOLV CR
40011988	35317	CABLE TRENCH	CAATS# 368834
40012067	35317	CABLE TRENCH	CAATS# 104348
40012071	35317	CONDUIT	CAATS# 104348
40047968	35317	CABLE TRENCH	TIDM/2002/C/015
40047976	35317	CABLE TRENCH	ER 85-8887
40049276	35317	CABLE TRENCH	TIDM/2003/C/006/01
40049773	35317	CABLE TRENCH	ER 85-6890
40049775	35317	CONDUIT	ER 85-6890
40050495	35317	CABLE TRENCH	ER 3269826
40052035	35317	CONDUIT	WBS DZPR/2005/C/DR4/10027933
40055872	35317	CONDUIT	ER 85-7959
40055879	35317	GUY UNIT	ER 85-7959
40056736	35317	CABLE TRENCH	TIDM/2005/C/034
40056925	35317	CABLE TRENCH	ER 85-6053
40056926	35317	CONDUIT	ER 85-6053
40059027	35317	CABLE TRENCH	ER 394015
40063854	35317	CONDUIT	ER 85-4771
40064140	35317	CABLE TRENCH	ER 393983
40064143	35317	CONDUIT	ER 393801

40064166	35317	CABLE TRENCH	ER 85-6983
40064167	35317	CONDUIT	ER 85-6983
40064179	35317	CABLE TRENCH	ER 85-7028
40064216	35317	CONDUIT	ER 368899
40064224	35317	CABLE TRENCH	ER 381099
40065336	35317	CABLE TRENCH	WBS TIID/2006/C/001/10029741,388 WOLV CR
40065338	35317	CONDUIT	WBS TIID/2006/C/001/10029741,388 WOLV CR
40066372	35317	CONDUIT	WBS TIDM/2005/C/055
40076395	35317	CONDUIT	TIDM/2005/C/037/10031848
40011996	35319	RELAY AND CONTROL	CAATS# 368834
40012059	35319	SATELLITE CLOCK EQ# 354749	CAATS# 107129
40012087	35319	RELAY AND CONTROL	CAATS# 105622
40012143	35319	SATELLITE CLOCK EQ# 354748	CAATS# 107130
40036600	35319	RELAY AND CONTROL	WBS DSHE/1999/C/027 KINPORT-GOSHEN 345KV
40037996	35319	DIGITAL FAULT RECORDER	TIDM/1999/C/012/01
40047972	35319	RELAY AND CONTROL	TIDM/2002/C/015
40047980	35319	RELAY AND CONTROL	ER 85-8887
40049278	35319	RELAY AND CONTROL	TIDM/2003/C/006/01
40050501	35319	RELAY AND CONTROL	ER 3269826
40050505	35319	RELAY AND CONTROL	CAATS# 62842
40055733	35319	RELAY AND CONTROL	WBS TIDM/2005/C/013/001
40056920	35319	ANNUNCIATOR EQ# 330691	ER 85-6053 345KV
40056967	35319	RELAY AND CONTROL	ER 85-6053
40057057	35319	ANNUNCIATOR EQ# 330685	ER 85-3370 161/69KV
40057069	35319	RELAY AND CONTROL	ER 85-3370
40059033	35319	RELAY AND CONTROL	ER 394015
40063821	35319	RELAY AND CONTROL	ER 85-3189
40063866	35319	RELAY AND CONTROL	ER 85-7868
40063918	35319	RELAY AND CONTROL	ER 85-8383
40063919	35319	RELAY AND CONTROL	ER 85-8217
40063948	35319	RELAY AND CONTROL	ER 85-8498
40063949	35319	RELAY AND CONTROL	ER 85-8707
40063961	35319	RELAY AND CONTROL	ER 85-6207
40063989	35319	RELAY AND CONTROL	ER 85-6046
40064056	35319	RELAY AND CONTROL	ER 85-6143
40064068	35319	RELAY AND CONTROL	ER 85-6402
40064077	35319	RELAY AND CONTROL	ER 85-6294
40064084	35319	RELAY AND CONTROL	ER 85-6860
40064092	35319	RELAY AND CONTROL	ER 85-6671
40064122	35319	RELAY AND CONTROL	ER 85-6782
40064133	35319	RELAY AND CONTROL	ER 85-6985
40064134	35319	RELAY AND CONTROL	ER 85-9431
40064173	35319	RELAY AND CONTROL	ER 85-6983
40064183	35319	RELAY AND CONTROL	ER 495333
40064187	35319	RELAY AND CONTROL	ER 3279270
40064200	35319	RELAY AND CONTROL	ER 3300340
40064201	35319	RELAY AND CONTROL	ER 3364403
40064202	35319	RELAY AND CONTROL	ER 3379906
40064203	35319	RELAY AND CONTROL	ER 3379922
40064208	35319	RELAY AND CONTROL	ER 3214731
40064209	35319	RELAY AND CONTROL	ER 3538196
40064210	35319	RELAY AND CONTROL	ER 3576220
40064211	35319	RELAY AND CONTROL	ER 368702
40064218	35319	RELAY AND CONTROL	ER 368899
40070545	35319	RELAY AND CONTROL	TMGM/2006/C/004/10031775
40071424	35319	RELAY AND CONTROL	TZPR/2007/C/TR2/10031321
40071930	35319	RELAY AND CONTROL	TZPR/2006/C/TR4/100361244
40076404	35319	RELAY AND CONTROL	TIDM/2005/C/037/10031848

40077955	35319	RELAY AND CONTROL	ER 85-6990
40077956	35319	RELAY AND CONTROL	ER 508929
40077957	35319	RELAY AND CONTROL	ER 3358371
40077969	35319	RELAY AND CONTROL	TIDM/2004/C/002/02
40078979	35319	RELAY AND CONTROL	ER 3542123
40078980	35319	RELAY AND CONTROL	ER 3664190
40078981	35319	RELAY AND CONTROL	ER 3538196
40078982	35319	RELAY AND CONTROL	ER 392340
40078983	35319	RELAY AND CONTROL	ER 85-6860
40078984	35319	RELAY AND CONTROL	ER 85-6218
40048152	35321	BATTERY AND RACK	WBS TIDM/2003/C/034 C&D IN 161KV YARD
40048153	35321	BATTERY CHARGER	WBS TIDM/2003/C/034 LAMARCHE IN 161KV YA
40053162	35321	AUTOMATIC TRANSFER SWITCH	ER 85-8887
40057255	35321	POWER PANEL	ER 65-6053
40063920	35321	BATTERY CHARGER	ER 85-8677
40064083	35321	BATTERY AND RACK	ER 85-67259
40064093	35321	BATTERY AND RACK	ER 85-6671
40064212	35321	BATTERY AND RACK	ER 100669
40064213	35321	BATTERY CHARGER	ER 100669
40064145	35323	GENERATOR	ER 393801
40064181	35323	GENERATOR	ER 85-7028
40064229	35323	GENERATOR	ER 101835
40039803	35325	INSULATED PLATFORM 4'	ER 3271749
40050522	35325	INSULATED PLATFORM 4'	ER 85-8696
40050523	35325	INSULATED PLATFORM 14'	ER 85-8696
40053169	35325	GROUND GRID SYSTEM	ER 85-8887
40053171	35325	INSULATED PLATFORM 6'	ER 85-8887
40053172	35325	INSULATED PLATFORM 4'	ER 85-8887
40055878	35325	GROUND GRID SYSTEM	ER 85-7959
40055880	35325	INSULATED PLATFORM 4'	ER 85-7959
40055881	35325	INSULATED PLATFORM 14'	ER 85-7959
40056307	35325	INSULATED PLATFORM 14'	ER 85-1332
40056308	35325	INSULATED PLATFORM 4'	ER 85-1332
40056309	35325	INSULATED PLATFORM 16'	ER 85-1332
40056323	35325	GROUND GRID SYSTEM	ER 85-5942
40056324	35325	INSULATED PLATFORM 4'	ER 85-5942
40056930	35325	GROUND GRID SYSTEM	ER 85-6053
40056932	35325	INSULATED PLATFORM 4' & 6'	ER 85-6053
40057063	35325	INSULATED PLATFORM 4'	ER 85-3370
40059029	35325	GROUND GRID SYSTEM	ER 394015
40063795	35325	INSULATED PLATFORM 4'	ER 85-1495
40063806	35325	GROUND GRID SYSTEM	ER 85-2019
40063808	35325	INSULATED PLATFORM 10'	ER 85-2019
40063848	35325	INSULATED PLATFORM 4'	ER 85-3782
40063862	35325	GROUND GRID SYSTEM	ER 85-7092
40063899	35325	GROUND GRID SYSTEM	ER 85-8513
40063962	35325	INSULATED PLATFORM 4'	ER 85-6207
40063963	35325	INSULATED PLATFORM 10'	ER 85-6707
40064076	35325	GROUND GRID SYSTEM	ER 85-6294
40064094	35325	GROUND GRID SYSTEM	ER 85-6671
40064123	35325	GROUND GRID SYSTEM	ER 85-6782
40064124	35325	INSULATED PLATFORM 4'	ER 85-6782
40064125	35325	INSULATED PLATFORM 10'	ER 85-6782
40064175	35325	GROUND GRID SYSTEM	ER 85-6983
40065346	35325	GROUND GRID SYSTEM	WBS TIID/2006/C/001/10029741,388 WOLV CR
40076400	35325	GROUND GRID SYSTEM	TIDM/2005/C/037/10031848
40011940	35327	POWER AND CONTROL CABLE	ER 3269826
40011992	35327	POWER AND CONTROL CABLE	CAATS# 368834

40012083	35327	POWER AND CONTROL CABLE	CAATS# 105622
40036599	35327	POWER AND CONTROL CABLE	CAATS# 64872
40047970	35327	POWER AND CONTROL CABLE	TIDM/2002/C/015
40047978	35327	POWER AND CONTROL CABLE	ER 85-8887
40049277	35327	POWER AND CONTROL CABLE	TIDM/2003/C/006/01
40049778	35327	POWER AND CONTROL CABLE	ER 85-6890
40050504	35327	POWER AND CONTROL CABLE	CAATS# 62842
40050527	35327	POWER AND CONTROL CABLE	ER 85-8696
40053178	35327	LIGHTNING ARRESTER 264KV	ER 85-8887
40053200	35327	LIGHTNING ARRESTER	ER 85-318
40053202	35327	TERMINATOR (POTHEAD)	ER 85-318
40055732	35327	POWER AND CONTROL CABLE	WBS TIDM/2005/C/013/001
40055885	35327	POWER AND CONTROL CABLE	ER 85-7959
40056222	35327	LIGHTNING ARRESTER 264KV	TZPR/2006/C/TR6/10030119
40056328	35327	POWER AND CONTROL CABLE	ER 85-5942
40056739	35327	POWER AND CONTROL CABLE	TIDM/2005/C/034
40056940	35327	LIGHTNING ARRESTER	ER 85-6053
40056942	35327	POWER AND CONTROL CABLE	ER 85-6053
40057068	35327	POWER AND CONTROL CABLE	ER 85-3370
40059032	35327	POWER AND CONTROL CABLE	ER 394015
40063853	35327	POWER AND CONTROL CABLE	ER 85-4843
40063864	35327	POWER AND CONTROL CABLE	ER 85-7092
40063906	35327	POWER AND CONTROL CABLE	ER 85-8513
40063946	35327	POWER AND CONTROL CABLE	ER 85-8551
40063968	35327	POWER AND CONTROL CABLE	ER 85-6207
40064075	35327	POWER AND CONTROL CABLE	ER 85-6294
40064082	35327	POWER AND CONTROL CABLE	ER 85-6459
40064097	35327	POWER AND CONTROL CABLE	ER 85-6671
40064130	35327	POWER AND CONTROL CABLE	ER 85-6782
40064146	35327	POWER AND CONTROL CABLE	ER 393801
40064177	35327	POWER AND CONTROL CABLE	ER 85-6983
40064182	35327	POWER AND CONTROL CABLE	ER 85-7028
40064186	35327	POWER AND CONTROL CABLE	ER 503946
40064225	35327	POWER AND CONTROL CABLE	ER 381099
40065355	35327	POWER AND CONTROL CABLE	WBS TIID/2006/C/001/10029741,388 WOLV CR
40076403	35327	POWER AND CONTROL CABLE	TIDM/2005/C/037/10031848
40078985	35327	POWER AND CONTROL CABLE	CAATS# 104348
40012051	35329	LIGHTING FIXTURE/SYSTEM	CAATS# 104348
40050500	35329	LIGHTING FIXTURE/SYSTEM	ER 3269826
40053199	35329	LIGHTING FIXTURE/SYSTEM	ER 85-318
40056315	35329	LIGHTING FIXTURE/SYSTEM	ER 85-1332
40056327	35329	LIGHTING FIXTURE/SYSTEM	ER 85-5942
40056939	35329	LIGHTING FIXTURE/SYSTEM	ER 85-6053
40057067	35329	LIGHTING FIXTURE/SYSTEM	ER 85-3370
40063699	35329	LIGHTING FIXTURE/SYSTEM	ER 85-8887
40063704	35329	LIGHTING FIXTURE/SYSTEM	ER 85-6053
40063850	35329	LIGHTING FIXTURE/SYSTEM	ER 85-3782
40063903	35329	LIGHTING FIXTURE/SYSTEM	ER 85-8513
40063969	35329	LIGHTING FIXTURE/SYSTEM	ER 85-6207
40064131	35329	LIGHTING FIXTURE/SYSTEM	ER 85-6782
40025656	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 105656
40025660	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 105622
40025664	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 105688
40045527	35341	METER	WBS TIDM/2003/C/031/01 161 INTERTIE SCAD
40056953	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS# 16897 W/O 1247
40057945	35341	REMOTE TERMINAL UNIT (SCADA RTU)	TIDM/2005/C/045
40064106	35341	INTERPOSITION CABINET	ER 85-6807
40077995	35341	REMOTE TERMINAL UNIT (SCADA RTU) UPGRADE	TIDM/2004/C/002/02 WESDAC D20ME UPGRADE

40038011	35342	SEQUENTIAL EVENT RECORDER EQ# 362693	CENG/1999/C/063/00000001 161KV Hathaway
40039995	35342	SEQUENTIAL EVENT RECORDER EQ# 362696	WBS TIDM/2000/C/RDF/01 345KV HATHAWAY IN
40039996	35342	EQUIPMENT RACK/SHELF	WBS TIDM/2000/C/RDF/01 FOR 345KV SOE
40063536	36127	CLEARING, GRADING, & FILL MATERIAL (SURF	ER 13-1560 GRAVEL
40063549	36201	STATION SERVICE TRANSFORMER	ER 13-1560
40063551	36217	CONDUIT	ER 13-1560
40063640	36217	CABLE TRENCH	ER 380407
40063641	36217	CONDUIT	ER 380407
40063633	36219	RELAY AND CONTROL	ER 1-6411
40063634	36219	RELAY AND CONTROL	ER 510214
40063647	36219	RELAY AND CONTROL	ER 380407
40063558	36225	GROUND GRID SYSTEM	ER 13-1560
40063643	36225	INSULATED PLATFORM 4'	ER 380407
40063644	36225	INSULATED PLATFORM 6'	ER 380407
30015435	39705	ALARM RELAY PANEL	ER 100387
30048499	39705	COMM. STATION ALARM CONTROL RTU - DSX	WBS TIID/2006/C/001/10029741,388 WOLV CR
30054615	39705	COMM. STATION ALARM CONTROL RTU - DSX	DZPR/2008/C/002/10035625
30056984	39705	AUDIO ALARM AND CONTROL-COMBUSTIBLE GAS DETE	ER 393827 GAS DETECTOR/MONITOR
30058797	39705	ALARM RELAY PANEL	ER 101623
30015446	39711	SCADA REMOTE RTU EQ# 331679	CAATS# 104218
30044697	39711	RADIO CONTROL SYSTEM*See Long Descr (Alt Cnt	CAATS# 16897 W/O 1247
30033439	39714	MODEM - UPGRADE EQUIPMENT	CAATS# 65545
30042944	39714	MODEM	CAATS# 106611
30043225	39714	DATA NETWORK CONNECTION TO CORP NETWORK	DZPR/2005/C/DU9/10028713
30046739	39714	CISCO SYSTEMS MULTI SERVICE NETWORK ROUTERS	CITC/2006/C/405/02HW INCL HW RACKS & SYS
30048506	39717	FIBER OPTIC TRANSMITTER/TRANSCEIVER EQ# 3740	WBS TIID/2006/C/001/10029741,388 WOLV CR
30057021	39717	FIBER OPTIC CABLE - ADSS	TIDM/2004/C/002/02
30057022	39717	FIBER OPTIC TRANSMITTER/TRANSCEIVER EQ# 3857	TIDM/2004/C/002/02 DMX HC
30057023	39717	FIBER OPTIC PATCH PANEL	TIDM/2004/C/002/02
30054616	39723	DIGITAL DEHYDRATOR SYSTEM	DZPR/2008/C/002/10035625
30054617	39723	RADIO (RF) CONSTELLATION HARRISPSTRATEX EQ#	DZPR/2008/C/002/10035625
30044698	39726	EQUIPMENT RACK/SHELF*See Long Descr (Alt Cnt	CAATS# 16897 W/O 1247
30053680	39726	TELEPHONE PROTECTOR BLOCKS	ER 3726213
30053681	39726	TELEPHONE PROTECTOR BLOCKS- ADDTL COSTS	ER 3726213
30054618	39726	EQUIPMENT RACK/SHELF	DZPR/2008/C/002/10035625
30057024	39726	EQUIPMENT RACK/SHELF	TIDM/2004/C/002/02
30054404	39729	DIGITAL CHANNEL	DZPR/2008/C/002/10035624
30054405	39729	SYNCHRONIZING STANDARD	DZPR/2008/C/002/10035624
30054808	39729	DIGITAL CHANNEL	TIDM/2005/C/037/10031848 + 10032861
30057025	39729	DIGITAL MULTIPLEX SYSTEM	TIDM/2004/C/002/02 COASTCOM 24 SLOT SHEL
30054809	39732	LINE TRAP 345KV	TIDM/2005/C/037/10031848
30054810	39732	LINE TUNING UNIT	TIDM/2005/C/037/10031848
30054812	39732	PLC TRANSMITTER/RECEIVER SET EQ# 385786	TIDM/2005/C/037/10031848
30015425	39735	BATTERY AND RACK 48VDC	ER 3713880 C&D 175A
30033025	39735	BATTERY AND RACK EQ# 331355	CAATS# 65746
30033026	39735	BATTERY CHARGER	CAATS# 65746
30048495	39735	BATTERY CHARGER 48VDC	WBS TIID/2006/C/001/10029741,388 WOLV CR
30054619	39735	BATTERY AND RACK	DZPR/2008/C/002/10035625
30054620	39735	BATTERY CHARGER SAGEON 161KV YARD EQ# 383338	DZPR/2008/C/002/10035625
30054621	39735	AC POWER TRANSFER PANEL	DZPR/2008/C/002/10035625
30057028	39735	GENERATOR TRANSFER PANEL	DZPR/2010/C/DR9/10039834
30058802	39735	UNINTERRUPTIBLE POWER SUPPLY (UPS)	CITC/2006/C/412/210
30015407	39738	TELEM/FSK RECEIVER ASSEMBLY	ER 3431160
30015409	39738	TELEM/FSK TRANSMITTER ASSEMBLY	ER 3431160
30015440	39738	PROTECTIVE RELAYING RECEIVER	ER 100387
30015442	39738	PROTECTIVE RELAYING TRANSMITTER	ER 100387
30033035	39738	Analog Telementry Receiver	WBS DSPT/1999/C/022/012

30043124	39738	PANEL-RELAY AND CONTROL	CAATS# 101083
30057020	39738	PROTECTIVE RELAYING TERMINAL RFL 9745 EQ# 38	TIDM/2005/C/037/10031848
30057027	39738	TELEM/TRANSMITTER OR RECEIVER TERMINAL	ER 3527637 2ND BUS VOLTAGE TELEMETRY POI
30051553	39741	INTERNET PROTOCOL (IP) TELEPHONE SYSTEM	CITC/2006/C/412/210
30015413	39744	PARTY LINE SELECTOR	ER 3394145
30015421	39744	CALL SEQUENCER	ER 3541547
30048509	39744	TELEPHONE SWITCH RS-232	WBS TIID/2006/C/001/10029741,388 WOLV CR
30058371	39744	TELEPHONE LINE SHARING SWITCH	TIDM/2004/C/002/02
30032828	39747	ANTENNA SYSTEM	CAATS# 64872
30054623	39747	(2) ANTENNA SYSTEMS - 6'	DZPR/2008/C/002/10035625
30054624	39747	(2) RADOMES 6' TELGAR	DZPR/2008/C/002/10035625
30054625	39747	TOWER FOUNDATION RE-BUILD (EQ #362491)	DZPR/2008/C/002/10035625
30054626	39747	(2) WAVEGUIDE	DZPR/2008/C/002/10035625
30054627	39747	GROUNDING GRID	DZPR/2008/C/002/10035625
30055188	39753	AIR CONDITIONER - FREE STANDING OUTSIDE A/C	TZPR/2009/C/TR9/10038873
30058372	39753	UNDERGROUND ENCLOSURE - VAULT	TZPR/2009/C/TR9/10038873
40084269	35311	CAPACITOR CELL 161 kV	TZPR/2011/C/TR6/10045542
40084270	35311	CAPACITOR FUSE 161 kV	TZPR/2011/C/TR6/10045542
40083291	35311	CAPACITOR CELL 161 kV	TZPR/2011/C/TR6/10042044
40083292	35311	CAPACITOR FUSE 161 kV	TZPR/2011/C/TR6/10042044
40056319	35311	CAPACITOR CELL EQ# 331475	ER 85-5942 161KV 36MVAR GE 100KVAR
40084662	35315	GROUP OPERATED SWITCH 161KV 2000A	TZPR/2012/C/001/ESA
40084168	35319	RELAY AND CONTROL	TZPR/2011/C/TR1/10045365
40088444	35319	RELAY AND CONTROL	TZPR/2013/C/TR1/10050605
40084663	35327	INSULATOR, POST 169KV	TZPR/2012/C/001/ESA
40084664	35327	INSULATOR, POST 161KV	TZPR/2012/C/001/ESA
40084661	35327	BUS	TZPR/2012/C/001/ESA
40088443	35327	BUS	TZPR/2013/C/TR1/10050605
30054527	39005	BUILDING - COTTAGE	ER 85-318
30059607	39011	SEWER SYSTEM	ER 3326386 COTTAGE #2
30001168	39405	GENERAL MASS UNITIZATION	1998 BALANCE CONVERSION
30001166	39405	GENERAL MASS UNITIZATION	1998 BALANCE CONVERSION
30008365	39505	GENERAL MASS UNITIZATION	1998 BALANCE CONVERSION
30008367	39505	GENERAL MASS UNITIZATION	1998 BALANCE CONVERSION
30008369	39505	GENERAL MASS UNITIZATION	1998 BALANCE CONVERSION
30064756	39700	CY2013 GOSHEN 345 SUB COMM EQUIP (C/C 13696)
30063245	39700	CY2012 GOSHEN SUB COMM EQUIP (C/C 13696)
30064754	39700	CY2013 GOSHEN 161 SUB COMM EQUIP (C/C 13696)
30059171	39729	DIGITAL MULTIPLEX SYSTEM - ATLAS 550 & COASTCOM	TIID/2007/C/001/WCGSP2DA DAF
30065523	39700	CY2014 GOSHEN 161 COMM EQUIP (C/C 13696)

Location: 540060 - Jim Bridger Substation, WY
Asset	FERC Class	Asset description	2nd Line of Description
40007544	35201	CABLE TRAY	CAATS #13057
40007548	35201	CONTROL BUILDING	CAATS #13057
40038221	35201	CONTROL BUILDING ROOF	CAATS# 64232
40007552	35201	FLOOR	CAATS #13057
40056177	35205	HEATER (BASEMENT)	TJBM/2005/C/003
40058066	35205	HEATER 480V 10KW	TJBM/2005/C/006
40007584	35205	HVAC SYSTEM	CAATS #13057
40038222	35205	HVAC SYSTEM	CAATS# 63682 AIR CONDITIONING SYSTEM
40007568	35207	ELECTRICAL SYSTEM	CAATS #13057
40007580	35207	GROUND MAT	CAATS #13057
40007564	35207	LOAD CENTER	CAATS #13057
40007592	35207	PANEL	CAATS #13057
40075533	35209	SECURITY SYSTEM	WBS TZRS/2008/C/002/10035467 AVTEC
40007588	35215	FIRE PROTECTION SYSTEM	CAATS W/O 4329

40007572	35227	CABLE TRENCH	CAATS #13057
40007512	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	CAATS #10711
40007576	35227	CONDUIT	CAATS #13057
40007516	35227	CULVERT (FOR YARD DRAINAGE SYSTEM)	CAATS #10711
40007560	35227	DRAINAGE SYSTEM	CAATS #13057
40007532	35227	FENCE	CAATS #10711
40077933	35227	FENCE	ER 31-12754-517
40007524	35227	GATE	CAATS #10711
40007528	35227	GATE	CAATS #10711
40007508	35227	ROADWAY, INCL. CLRING, GRADING, SURFACE	CAATS #10711
40007536	35227	SITE PREPARATION & EXCAVATION	CAATS #13057
40063290	35227	SLIDE GATE	ER 20009
40007520	35227	WHEEL GUARD	CAATS #10711
40049623	35229	FLOODLIGHT	ER 31-17813-586
40036927	35300	RS232 SWITCH	WBS CENG/1999/C/098/W65597
40063292	35301	CURRENT TRANSFORMER	ER 16507 WEST
40063381	35301	DOBLE LINK	ER 11690
40021098	35317	CONDUIT	CAATS #10711
40077932	35317	CONDUIT	ER 31-12754-517
40063369	35317	UNDERGROUND ENCLOSURE(MANHOLE)	ER 11369 COVER ONLY
40065386	35319	ANNUNCIATOR	WBS TWYM/2005/C/030
40077929	35319	ANNUNCIATOR 36 PT	ER 31-12754-517
40058972	35319	DIGITAL FAULT RECORDER	TJBM/2006/C/001
40063383	35319	FAULT RECORDER	ER 22628
40021190	35319	LOAD CENTER	CAATS #60192
40021293	35319	OSCILLOGRAPH	CAATS #105078
40018247	35319	RELAY AND CONTROL	CAATS #60031
40021106	35319	RELAY AND CONTROL	CAATS #60031
40063273	35319	RELAY AND CONTROL	CAATS W/O 11780
40057780	35319	RELAY AND CONTROL	CAATS# 10725
40057782	35319	RELAY AND CONTROL	CAATS# 10726
40057783	35319	RELAY AND CONTROL	CAATS# 12893
40021309	35319	RELAY AND CONTROL	CAATS# 4553
40057784	35319	RELAY AND CONTROL	CAATS# 62800
40057796	35319	RELAY AND CONTROL	CAATS# 62841
40057809	35319	RELAY AND CONTROL	CAATS# 62882
40038219	35319	RELAY AND CONTROL	CAATS# 63617 MICROWAVE PANEL
40063384	35319	RELAY AND CONTROL	ER 22678
40063294	35319	RELAY AND CONTROL	ER 45293
40079126	35319	RELAY AND CONTROL	TJBM/2004/C/002/01
40078952	35319	RELAY AND CONTROL	TZRS/2009/C/TR2/10037943
40078953	35319	RELAY AND CONTROL	TZRS/2009/C/TR2/10037944
40070172	35319	RELAY AND CONTROL	WBS TMGM/2006/C/004/10031772
40070203	35319	RELAY AND CONTROL	WBS TMGM/2006/C/004/10031773
40078702	35319	RELAY AND CONTROL	WBS TZRS/2008/C/009/JBRLYS
40063374	35319	SATELLITE CLOCK	ER 11277
40077930	35321	AUTOMATIC TRANSFER SWITCH	ER 31-12754-517
40036047	35321	BATTERY AND RACK	WBS DEVA/1999/C/001/C0001575
40047847	35321	BATTERY AND RACK 125VDC	WBS TJBM/2003/C/003 200AH C&D
40021110	35321	BATTERY CHARGER	CAATS #59396
40047848	35321	BATTERY CHARGER 125VDC	WBS TJBM/2003/C/003 20A LAMARCHE
40063358	35321	RECTIFIER/INVERTER	ER 18219 120VDC TO 120VAC 250A
40077934	35323	GENERATOR	ER 31-12754-517
40021213	35325	GROUND GRID SYSTEM	CAATS #60031
40021134	35325	GROUND MAT	CAATS #10711
40021305	35327	LIGHTNING ARRESTER	ER 45410-4269
40063373	35327	LIGHTNING ARRESTER 36KV	ER 2841 ON T-3381
40077939	35327	LIGHTNING ARRESTER 36KV	ER 31-12754-517

40021102	35327	POWER AND CONTROL CABLE	CAATS #10711
40021142	35327	POWER AND CONTROL CABLE	CAATS #10711
40021146	35327	POWER AND CONTROL CABLE	CAATS #10711
40021150	35327	POWER AND CONTROL CABLE	CAATS #10711
40021154	35327	POWER AND CONTROL CABLE	CAATS #10711
40021158	35327	POWER AND CONTROL CABLE	CAATS #10711
40021162	35327	POWER AND CONTROL CABLE	CAATS #10711
40021166	35327	POWER AND CONTROL CABLE	CAATS #10711
40021221	35327	POWER AND CONTROL CABLE	CAATS #60031
40057799	35327	POWER AND CONTROL CABLE	CAATS# 62841
40057807	35327	POWER AND CONTROL CABLE	CAATS# 62882
40077940	35327	POWER AND CONTROL CABLE	ER 31-12754-517
40079125	35327	POWER AND CONTROL CABLE	TJBM/2004/C/002/01
40078701	35327	POWER AND CONTROL CABLE	WBS TZRS/2008/C/009/JBRLYS
40077938	35329	LIGHTING FIXTURE/SYSTEM	ER 31-12754-517
40021301	35339	FIRE PROTECTION SYSTEM	CAATS W/O 75399-421
40040246	35340	RAZ Y2K CONTROLS	DTEC/1999/C/008/C0036801 TO BRIDGER
40040765	35340	TRAVELING WAVE FAULT LOCATOR SYSTEM	CAATS #63251
40027216	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #105078
40027212	35341	REMOTE TERMINAL UNIT (SCADA RTU)	CAATS #60031
40047692	35341	REMOTE TERMINAL UNIT (SCADA RTU)	TJBM/2003/C/004
40063356	35341	SEQUENCE OF EVENT RECORDER	ER 17310
40021114	35342	SEQUENTIAL EVENT RECORDER	CAATS #59397
40021114	35342	SEQUENTIAL EVENT RECORDER REBUILD	WBS TJBM/2005/C/002
30058820	39708	TELLABS DATA BRIDGE	TJBM/2004/C/002/01
30058821	39714	DATA SWITCH	TJBM/2004/C/002/01
30058825	39714	ROUTER	TJBM/2004/C/002/01
30037062	39723	ANALOG MICROWAVE RADIO	CENG/1999/C/060
30044193	39723	MW RADIO EQUIP	CAATS# 51301 W/O 3826
30058823	39726	EQUIPMENT SHELF	TJBM/2004/C/002/01
30027198	39726	RADIO COMM, CTV, TRANSDUCER	CAATS #7540060
30044194	39729	CHANNEL BANK	CAATS# 51301 W/O 3826
30058822	39729	DIGITAL MULTIPLEX SYSTEM-COASTCOMM	TJBM/2004/C/002/01
30036272	39735	48 VDC 100 AMP BATTERY CHARGER	TJBM/2002/C/RDF/01
30036271	39735	640 AMP BATTERY BANK AND RACK	TJBM/2002/C/RDF/01
30044197	39735	AC POWER EQUIP	CAATS# 51301 W/O 3826
30044198	39735	DC POWER EQUIP	CAATS# 51301 W/O 3826
30042164	39738	AUDIO-TONE PROTECTIVE RELAYING SYSTEM	CAATS# 11380
30042165	39738	AUDIO-TONE PROTECTIVE RELAYING SYSTEM	CAATS# 14337
30042166	39738	AUDIO-TONE PROTECTIVE RELAYING SYSTEM	CAATS# 14344
30027208	39738	AUDIO-TONE PROTECTIVE RELAYING TERMINAL	CAATS W/O 840
30027210	39744	TELEPHONE	CAATS# 13057
30044199	39747	ANTENNA	CAATS# 51301 W/O 3826
30044201	39747	TOWER	CAATS# 51301 W/O 3826
40088316	35205	HVAC (AIR CONDITIONER)	TZRS/2013/C/TR6/10050422
40086963	35219	FOUNDATION AND SUBSTRUCTURE	TZRS/2011/C/700/10045042
40085954	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	TZRS/2011/C/TU4/362KVCB
40085712	35227	CLEARING, GRADING, & FILL MATERIAL (SURF	TWYO/2011/C/003/JBRASCD
40086964	35227	OIL STORAGE TANK (TANK392594)	TZRS/2011/C/700/10045042
40086629	35227	ROADWAY, INCL. CLRING, GRADING, SURFACE	TZRS/2010/C/TR1/10041645
40085759	35227	ROADWAY, INCL. CLRING, GRADING, SURFACE	SJIM/20111/C/037/U1GSU
40085715	35301	REACTOR INSTALL COSTS EQ# 392863	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085716	35301	REACTOR INSTALL COSTS EQ# 392864	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085717	35301	REACTOR INSTALL COSTS EQ# 392865	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085715	35301	REACTOR EQ# 392863	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085716	35301	REACTOR EQ# 392864	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085717	35301	REACTOR EQ# 392865	TWYO/2011/C/003/JBRASCD 345KV 600A 2mH
40085953	35309	BREAKER EQ# 392263	TZRS/2011/C/TU4/362KVCB

40086625	35309	BREAKER HEATER TANK EQ# 383502	TZRS/2010/C/TR1/10041645
40086625	35309	BREAKER S/N H362A2587201 EQ# 383502	TZRS/2010/C/TR1/10041645
40086625	35309	BREAKER INSTALL COSTS EQ# 383502	TZRS/2010/C/TR1/10041645
40084770	35317	CONDUIT	TZRS/2012/C/TR6/10046514
40085955	35317	FOUNDATION AND SUBSTRUCTURE	TZRS/2011/C/TU4/362KVCB
40085713	35317	FOUNDATION AND SUBSTRUCTURE	TWYO/2011/C/003/JBRASCD
40085718	35317	STEEL STRUCTURE	TWYO/2011/C/003/JBRASCD
40086630	35317	STEEL STRUCTURE	TZRS/2010/C/TR1/10041645
40086626	35317	CABLE TRENCH	TZRS/2010/C/TR1/10041645
40087371	35319	RELAY AND CONTROL	TZRS/2013/C/TR2/10048561
40087998	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044576
40088124	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044127
40086420	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044574
40086529	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044580
40086527	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044579
40087372	35319	RELAY AND CONTROL	TZRS/2011/C/TR6/10044458
40087373	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044573
40087493	35319	DIGITAL FAULT RECORDER - UPGRADE CARD TO WISP	TUTH/2011/C/003/10043452 SYNCHROPHASER SYSTEM
40087757	35319	RELAY AND CONTROL	TZRS/2013/C/TR2/10049661
40086695	35319	RELAY AND CONTROL	TWYO/2011/C/005/JBRASDAT
40086297	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044621
40086423	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044623
40086292	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044622
40084142	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10043857
40086284	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044128
40086244	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044129
40086422	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10044577
40084660	35319	RELAY AND CONTROL	TWYO/2010/C/TMR/10042028
40081561	35319	RELAY AND CONTROL	TZRS/2011/C/TR2/10042256
40082050	35319	RELAY AND CONTROL	CWES/2007/C/002/BRGBORAH
40082051	35319	RELAY AND CONTROL	CWES/2007/C/002/BRGKNPRT
40082049	35319	RELAY AND CONTROL	CWES/2007/C/002/BRGBORAH
40086628	35319	RELAY AND CONTROL	TZRS/2010/C/TR1/10041645
40083306	35319	RELAY AND CONTROL	TWYO/2010/C/TMR/10042027
40085714	35325	GROUND GRID SYSTEM	TWYO/2011/C/003/JBRASCD
40085956	35325	GROUND GRID SYSTEM	TZRS/2011/C/TU4/362KVCB
40087756	35327	POWER AND CONTROL CABLE	TZRS/2013/C/TR2/10049661
40084659	35327	POWER AND CONTROL CABLE	TWYO/2010/C/TMR/10042028
40084771	35327	POWER AND CONTROL CABLE	TZRS/2012/C/TR6/10046514
40085711	35327	BUS	TWYO/2011/C/003/JBRASCD
40083305	35327	POWER AND CONTROL CABLE	TWYO/2010/C/TMR/10042027
40086627	35327	POWER AND CONTROL CABLE	TZRS/2010/C/TR1/10041645
40086236	35340	STEP-UP TRANSFORMER SPARE EQ# 10038321	SJIM/2011/C/051/U1GSU GE-PROLEC
40053573	35340	STEP-UP TRANSFORMER DISSOLVED GAS ANALYZER T-3487	SJIM/2012/C/085/GSUSEV
40025077	35340	STEP-UP TRANSFORMER DISSOLVED GAS ANALYZER T-3485	SJIM/2012/C/085/GSUSEV
40053620	35340	STEP-UP TRANSFORMER TEMP GAUGE EQ# 339969	SJIM/20111/C/037/U1GSU
40053620	35340	STEP-UP TRANSFORMER LOAD TAP CHANGER EQ# 339969	SJIM/20111/C/037/U1GSU
40085758	35340	RELAY AND CONTROL	SJIM/20111/C/037/U1GSU
40085757	35340	BUS	SJIM/20111/C/037/U1GSU
40053620	35340	STEP-UP TRANSFORMER INSTALL COSTS EQ# 339969	SJIM/20111/C/037/U1GSU
40083336	35341	HMI (MONITOR)	TZRS/2011/C/TR2/10044330
40081455	35341	HMI MONITOR	TZRS/2010/C/TR6/10041571
30044190	39005	SHELTER	XFERED FROM NU CAATS - Proj 51301 WO 3826
30059688	39011	SITE DEVELOPMENT	XFERED FROM NU CAATS - Proj 51301 WO 3826
30058824	39120	FIREWALL	TJBM/2004/C/002/01

30064755	39700	CY2013 BRIDGER SUB COMM EQUIP (C/C 13918)
40037972	35319	RELAY AND CONTROL	CAATS #37855
40063425	35319	RELAY AND CONTROL	CAATS# 64841
40055241	35319	RELAY AND CONTROL	TJBM/2005/C/001/10027424
40047923	35319	RELAY AND CONTROL	TWYM/2002/C/001/10016783
40065263	35319	RELAY AND CONTROL	TWYM/2005/C/046/10025370
40065262	35327	POWER AND CONTROL CABLE	TWYM/2005/C/046/10025370
30037769	39705	SCADA L&G	TWYM/2002/C/001/10012390
30047883	39714	MODEM	CAATS# 64841
30037772	39717	FIBER OPTIC TRANSMITTER/RECEIVER	TWYM/2002/C/001/10012390
30041287	39729	JB SUB DIG MULT CARD FOR T1 CIRC JB TO CASPER	CITC/2005/C/501/51
30058806	39729	DIGITAL CHANNEL	TIDM/2005/C/037/10032866
30037773	39729	DIGITAL MULTIPLEXER	TWYM/2002/C/001/10012390
30037774	39729	DIGITAL MULTIPLEXER SHELF	TWYM/2002/C/001/10012390
30033442	39738	AUDIO-TONE PROTECTIVE RELAYING SYSTEM	CAATS #37677
30033448	39738	AUDIO-TONE PROTECTIVE RELAYING SYSTEM	CAATS #37855
30047884	39738	TRANSMITTER, RECEIVER, 125 VDC, RFL 6745	CAATS# 64841
30037771	39738	Telemetry Receiver	TWYM/2002/C/001/10012390
30037770	39738	Tone Relay Equip	TWYM/2002/C/001/10012390
40084979	35227	CLEARING, GRADING & FILL MATERIAL	TIID/2007/C/002/JBSUB
40084980	35317	CONDUIT	TIID/2007/C/002/JBSUB
40084985	35319	RELAY AND CONTROL	TIID/2007/C/002/JBSUB
40084982	35325	GROUND GRID SYSTEM	TIID/2007/C/002/JBSUB
40084984	35327	POWER AND CONTROL CABLE	TIID/2007/C/002/JBSUB
40084986	35341	SEQUENTIAL EVENT RECORDER	TIID/2007/C/002/JBSUB
30061281	39700	CY2010 JB SUM COMM EQUIP (C/C 13918)

	Locations 085051 - Populus Substation, ID
Asset & Sub#	FERC	Asset description
1032660	3501000	POPULUS SUB LAND - BASTION PROP IDBA-0019
3043120	3501000	POPULUS SUB LAND IDBA-0016
3043110	3501000	POPULUS SUB LAND IDBA-0015
3043130	3501000	POPULUS SUB LAND IDBA-0017
400801440	3520000	CONTROL BUILDING
400801530	3520000	METAL CABINET (FOR FIBER OPTICS)
400802060	3520000	SECURITY SYSTEM
400801490	3520000	FOUNDATION AND SUBSTRUCTURE - CTRL BLDG
400801420	3520000	CLEARING, GRADING, & FILL MATERIAL (SURF
400801470	3520000	FENCE & GATES
400801570	3530000	STATION SERVICE TRANSFORMER
400801430	3530000	CONDUIT
400801480	3530000	FOUNDATION AND SUBSTRUCTURE - COMMON
400803840	3530000	CABLE TRENCH
400801550	3530000	RELAY AND CONTROL
400803040	3530000	RELAY AND CONTROL
400866940	3530000	RELAY AND CONTROL
400885860	3530000	RELAY AND CONTROL
400801450	3530000	DIGITAL FAULT RECORDER
400801340	3530000	ANNUNCIATOR
400801400	3530000	CABLE TERMINATION CABINET
400802010	3530000	METERING PACKAGE (CT/VT) 345KV
400801350	3530000	AUTOMATIC TRANSFER SWITCH
400801360	3530000	BATTERY AND RACK 125VDC EQ# 381622
400801370	3530000	BATTERY AND RACK 48VDC EQ# 381620
400801380	3530000	BATTERY CHARGER 125VDC EQ# 381623
400801390	3530000	BATTERY CHARGER 48VDC EQ# 381621
400801500	3530000	GENERATOR
400801510	3530000	GROUND GRID SYSTEM

400802030	3530000	OIL SPILL CONTAINMENT
400866930	3530000	POWER AND CONTROL CABLE
400801540	3530000	POWER AND CONTROL CABLE
400801520	3537000	HMI AUTOMATION (PC, PRINTER, SOFTWARE)
400801560	3537000	REMOTE TERMINAL UNIT (SCADA RTU)
300586560	3900000	PREFAB BUILDING - 2 ROOM GFRC CONCRETE 11' x 24'
300601730	3900000	SITE CLEARING
300601740	3900000	SITE GROUNDING
300601970	3970000	CY2010 COMMUNICATION EQUIPMENT (CC 13696) JO
300591510	3970000	CY2010 COMMUNICATION EQUIPMENT (CC 13696) CA
300613090	3970000	DA CY2011 POPULUS COMMUNICATIN EQUIP (C/C 12580)
300643030	3970000	CY2012 POPULUS SUB COMM EQUIP (CC 13696)
300586410	3970000	RTU - GE CANADA
300586420	3970000	ROUTER - CISCO 2811
300586430	3970000	DEHYDRATOR SYSTEM
300586440	3970000	RADIO (RF) 11 GHZ 28DS1 TO RED ROCK EQ#XXXXXX
300586450	3970000	EQUIPMENT RACK/SHELF w FUSE PANEL
300586460	3970000	DIGITAL MULTIPLEX SYSTEM COASTCOM R409
300586470	3970000	BATTERY AND RACK DEKA EAST PENN UNIGY II EQ#XXXXXX
300586480	3970000	BATTERY AND RACK EQ #XXXXXX
300586490	3970000	BATTERY CHARGER EQ#XXXXXX
300586500	3970000	AC POWER TRANSFER PANEL
300586510	3970000	EMERGENCY POWER GENERATOR SYSTEM ONAN 35KW
300586520	3970000	PROPANE STORAGE TANK
300586530	3970000	ANTENNA SYSTEM - HP6-107-PIA EQ#XXXXXX
300586540	3970000	ANTENNA SYSTEM - 6' TELGAR RADOME
300586550	3970000	TOWER SABRE S3TL 150' EQ#XXXXXX
300586900	3970000	WAVEGUIDE

EXHIBIT B
Description of Idaho Power Common Equipment2
2 An updated list of Idaho Power’s Common Equipment that reflects any changes in Idaho Power’s Common Equipment between the Execution Date and the Effective Date shall be mutually agreed to by the Parties pursuant to the JPSA and the updated list shall replace the above list effective as of the Effective Date.

Category	Adelaide Description	Vin Year
35011	LAND OWNED IN FEE TS	1974
35011	PERMANENT LAND IMPROVEMENTS TS	1975
35011	PERMANENT LAND IMPROVEMENTS TS	1977
35200	DRAINAGE SYSTEMS-CULVERTS, ETC	1976
35200	YARD SURFACING - GRAVEL, ETC.	1976
35200	YARD SURFACING - GRAVEL, ETC.	1977
35200	ENGR, SURVEYING OR CONSULTING	1976
35200	PERIMETER FENCE & GATES	1977
35200	WATER WELL PUMP	1977
35200	SEPTIC TANK & CESSPOOL	1977
35200	SEWER LINE	1977
35200	LIGHT LOWERING DEVICE & LIGHT	1977
35200	LIGHT MAST	1977
35200	FOUNDATION - STATION BUILDING	1977
35200	COMPLETE STATION BUILDING	1977
35200	BUILDING PLUMBING SYSTEM	1977
35200	BUILDING HVAC SYSTEM	1977
35200	BUILDING ELECTRICAL SYSTEM	1977
35200	BUILDING ELECTRICAL SYSTEM	1977
35200	D.C. EMERGENCY FIXTURE	1977
35200	BUILDING ELECTRICAL SYSTEM	1977
35200	BUILDING ELECTRICAL SYSTEM	1977
35200	LOCAL SERVICE FND	1977
35200	FOUNDATION - COMMUNICATION	1977
35200	EQUIPMENT PAD	1977
35200	LIGHTING MAST FND	1977
35200	CONCRETE SURFACE TRENCH W/LIDS	1977
35200	CONDUIT & FITTINGS UNDERGROUND	1977
35200	CONDUIT & FITTINGS UNDERGROUND	1995
35200	UNIWALKS	1977
35200	LOCAL SERVICE STRUCTURE	1977
35200	METAL STRUCT - COMMUNICATION	1977
35200	15KV BUS SUP, CT, PT, MISC STR	1977
35300	CABLE TRAY AND ACCESSORIES	1977
35300	CABLE TRAY AND ACCESSORIES	1995
35300	INSULATORS - PIN OR POST	1977
35300	10" DISC INSULATORS	1977
35300	266.8 MCM CONDUCTOR ALUMINUM	1977
35300	1/8" X 1" FLAT BAR COPPER	1977
35300	CONTROL WIRE - LOW VOLTAGE	1977
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1980
35300	#18 - #19 CONTROL WIRE	1991
35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1980

35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1995
35300	#14 - #16 CONTROL WIRE	1993
35300	#14 - #16 CONTROL WIRE	1977
35300	#14 - #16 CONTROL WIRE	1977
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1977
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1993
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1977
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1977
35300	#7 - #9 CONTROL WIRE	1977
35300	#7 - #9 CONTROL WIRE	1977
35300	#7 - #9 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1977
35300	#7 - #9 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1995
35300	4/0 COPPER CONTROL WIRE	1977
35300	350 MCM ALUM CONTROL WIRE	1977
35300	350 MCM COPPER CONTROL WIRE	1977
35300	500 MCM COPPER CONTROL WIRE	1977
35300	COMPOSITE CABLE - LOW VOLTAGE	1995
35300	GROUNDING AND FITTINGS	1995
35300	#6 COPPER GROUND	1977
35300	#6 COPPER GROUND MAT	1977
35300	#6 COPPER GROUND MAT	1995
35300	7/16 COPPER GROUND	1977
35300	2/0 COPPER GROUND	1977
35300	250 MCM COPPER GROUND	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1995
35300	CONDUIT & FITTINGS ABOVE GROUN	1995
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1995
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	2" - 3-1/2" CONDUIT	1995
35300	2" - 3-1/2" CONDUIT	1977

35300	2" - 3-1/2" CONDUIT	1977
35300	5" CONDUIT	1977
35300	SMALL ELECTRICAL ENCLOSURE	1995
35300	SMALL ELECTRICAL ENCLOSURE	1977
35300	50KVA LOCAL SERVICE XFMR	1977
35300	167-499KVA LOCAL SERVICE XFMR	1977
35300	SWITCH - POWER FUSE	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1991
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	CONTROL RACK/PANEL FRAME	1977
35300	PROTECTION EQUIPMENT	1996
35300	CONTROL COMPUTER & PERIPHERALS	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	METERING EQUIPMENT	1993
35300	METERING EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1965
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1965
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	SCADA EQUIPMENT	1991
35300	COMM RACK/PANEL FRAME	1977
35300	COMM RACK/PANEL FRAME	1977
35300	COMMUNICATIONS EQUIP	1977
35300	AUXILIARY LOAD CENTER	1977
35300	LOAD CENTER, AC	1977
35300	LOAD CENTER, DC	1995
35300	10 - 40 AMP CIR BRKR	1991

35300	10 - 40 AMP CIR BRKR	1995
35300	TRANSFER SWITCH	1977
35300	ALARM SYSTEMS-WIRED CIRCUITS	1992
35300	BOX, CABINET OR PANEL	1995
35300	OTHER METERING EQUIPMENT	1995
35300	OTHER METERING EQUIPMENT	1995
35300	MISC OFFICE FURNITURE	1975
35300	CHAIR	1952
35300	CHAIR	1953
35300	CHAIR	1964
35300	DESK	1931
35300	DESK	1950
35300	DESK	1961
35300	DESK	1977
35300	FILE CABINET	1977
35300	TABLE	1952
35300	TABLE	1954
35300	COMPUTER AND PERIPHERALS	1991
35300	PRINTER	1991
39720	MICROWAVE, ANTENNA	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, CARD UNIT	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35200	SMOKE DETECTOR	2001
35300	METER	1999
39720	MICROWAVE, EQUIPMENT	2000
39720	MICROWAVE, ANTENNA	2000
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
35200	BUILDING HVAC SYSTEM	2004
35300	AUXILIARY LOAD CENTER	2004
35300	130 VOLT BATTERY CHARGER	2003
35300	130 VOLT BATTERY	2003
35300	BATTERY RACK	2003
35300	SAFETY SWITCH	2003
35300	PROTECTION EQUIPMENT	2005
35200	SITE PREPARATION & IMPROVEMENT	2005
35200	SUPERSTRUCTURE ROOF	2005
35300	CONTROL RACK/PANEL FRAME	2006
35300	DISTANCE / FAULT LOCATOR	2006
35300	COMMUNICATIONS EQUIP	2006
35200	FOUNDATION - OTHER EQUIPMENT	2006
35200	CONDUIT & FITTINGS UNDERGROUND	2006
35200	METAL STRUCT - OTHER SUPPORT	2006
35200	METAL STRUCT - EQUIPMENT	2006
35300	CONTROL WIRE - LOW VOLTAGE	2006
35300	COAXIAL CABLE	2006
35300	GROUNDING AND FITTINGS	2006
35300	CONDUIT & FITTINGS ABOVE GROUN	2006
35300	SMALL ELECTRICAL ENCLOSURE	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	CONTROL RACK/PANEL FRAME	2006

35300	CONTROL RACK/PANEL FRAME	2006
35300	PROTECTION EQUIPMENT	2006
35300	PROTECTION EQUIPMENT	2006
35300	PROTECTION EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	ALARM/MONITORING EQUIPMENT	2006
35300	ALARM/MONITORING EQUIPMENT	2006
35300	ALARM/MONITORING EQUIPMENT	2006
35300	SCADA RACK/PANEL FRAME	2006
35300	SCADA RACK/PANEL FRAME	2006
35300	SCADA EQUIPMENT	2006
35300	SCADA COMPUTER AND PERIPHERALS	2006
39740	FIBER, MISC EQUIPMENT	2007
39740	FIBER, MISC EQUIPMENT	2007
39740	FIBER, CARD SHELF	2007
39740	FIBER, CARD SHELF	2007
39740	FIBER, CARD UNIT	2007
39740	FIBER, CARD UNIT	2007
39740	FIBER, WIRE/CABLE	2007
39740	FIBER, WIRE/CABLE	2007
35300	ALARM/MONITORING EQUIPMENT	2008
39120	NETWORK EQ	2009
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	COAXIAL CABLE	2009
35300	GROUNDING AND FITTINGS	2009
35300	CONDUIT & FITTINGS ABOVE GROUN	2009
35200	CONDUIT & FITTINGS UNDERGROUND	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
39500	OTHER LAB/RESEARCH EQUIPMENT	2009
39500	OTHER LAB/RESEARCH EQUIPMENT	2009
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	CONTROL RACK/PANEL FRAME	2012
35300	PROTECTION EQUIPMENT	2012
35300	PROTECTION EQUIPMENT	2012
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008

35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	CONTROL WIRE - LOW VOLTAGE	2007
35300	CONTROL WIRE - LOW VOLTAGE	2007
35300	FIBER OPTIC CABLE	2007
35300	FIBER OPTIC CABLE	2007
35300	CONDUIT & FITTINGS ABOVE GROUN	2007
35300	CONDUIT & FITTINGS ABOVE GROUN	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	48 VOLT BATTERY CHARGER	2007
35300	48 VOLT BATTERY CHARGER	2007
35300	48 VOLT BATTERY	2007
35300	48 VOLT BATTERY	2007
35300	BATTERY RACK	2007
35300	BATTERY RACK	2007
35300	TRANSFER SWITCH	2007
35300	TRANSFER SWITCH	2007
35300	METERING EQUIPMENT	2012
35300	COMMUNICATIONS EQUIP	2012

Category	Borah Description	Vin Year
35011	LAND OWNED IN FEE TS	1972
35011	LAND OWNED IN FEE TS	1983
35011	PERMANENT LAND IMPROVEMENTS TS	1975
35011	PERMANENT LAND IMPROVEMENTS TS	1983
35200	YARD SURFACING - GRAVEL, ETC.	1975
35200	YARD SURFACING - GRAVEL, ETC.	1982
35200	YARD SURFACING - GRAVEL, ETC.	1983
35200	SITE EXCAVATION	1972
35200	SITE EXCAVATION	1983
35200	ENGR, SURVEYING OR CONSULTING	1972
35200	ENGR, SURVEYING OR CONSULTING	1983
35200	ROAD EXCAVATION	1972
35200	ROAD EXCAVATION	1983
35200	PERIMETER FENCE & GATES	1975
35200	PERIMETER FENCE & GATES	1982
35200	PERIMETER FENCE & GATES	1983
35200	WATER WELL PUMP	1975
35200	WATER WELL PUMP	1983
35200	WATER SYSTEM	1975
35200	WATER SYSTEM	1983
35200	WATER WELL	1975
35200	WATER WELL	1983
35200	SEPTIC TANK & CESSPOOL	1975
35200	SEPTIC TANK & CESSPOOL	1983
35200	SEWAGE DRAIN SYSTEM	1975
35200	SEWAGE DRAIN SYSTEM	1983
35200	SEWER LINE	1975
35200	OIL CATCH BASIN	1975
35200	LIGHT LOWERING DEVICE	1975
35200	LIGHT LOWERING DEVICE	1983
35200	LIGHT MAST	1975
35200	LIGHT MAST	1983
35200	LIGHT MAST, LOWER DEVICE & LIG	1977

35200	LIGHT MAST, LOWER DEVICE & LIG	1983
35200	FOUNDATION - STATION BUILDING	1975
35200	FOUNDATION - STATION BUILDING	1983
35200	COMPLETE STATION BUILDING	1975
35200	COMPLETE STATION BUILDING	1983
35200	BUILDING PLUMBING SYSTEM	1975
35200	BUILDING PLUMBING SYSTEM	1983
35200	BUILDING HVAC SYSTEM	1983
35200	AIR CONDITIONERS &/OR COOLERS	1983
35200	EXHAUST FANS & DUCT	1983
35200	HUMIDIFIER	1983
35200	BUILDING ELECTRICAL SYSTEM	1975
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1975
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1975
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1975
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	AIR COMPRESSOR FND	1975
35200	FOUNDATION - COMMUNICATION	1975
35200	EQUIPMENT PAD	1975
35200	LIGHTING MAST FND	1975
35200	LIGHTING MAST FND	1977
35200	LIGHTING MAST FND	1983
35200	TUNNELS	1975
35200	TUNNELS	1983
35200	CONCRETE SURFACE TRENCH W/LIDS	1975
35200	CONCRETE ABOVE GROUND CABLEWAY	1975
35200	CONCRETE SURFACE TRENCH W/LIDS	1982
35200	CONCRETE SURFACE TRENCH W/LIDS	1983
35200	CONDUIT & FITTINGS UNDERGROUND	1975
35200	CONDUIT & FITTINGS UNDERGROUND	1979
35200	CONDUIT & FITTINGS UNDERGROUND	1983
35200	TREAD PLATES	1982
35200	TREAD PLATES	1983
35200	UNIWALKS	1975
35200	UNIWALKS	1983
35200	METAL STRUCT - COMMUNICATION	1975
35200	HEATERS	1975
35200	HEATERS	1983
35200	LIGHTING	1975
35200	LIGHTING	1983
35200	WELL HOUSE (INACTIVE)	1975
35200	WELL HOUSE (INACTIVE)	1983
35200	TOOL SHED, MAINT BLDG, ETC	1975
35200	TOOL SHED, MAINT BLDG, ETC	1983
35300	CABLE TRAY AND ACCESSORIES	1975
35300	CABLE TRAY AND ACCESSORIES	1983
35300	INSULATORS - PIN OR POST	1975
35300	BUS - RIGID WITH FITTINGS	1975
35300	15KV POWER CABLE	1975
35300	15KV POWER CABLE	1975
35300	15KV POWER CABLE	1983
35300	CONTROL WIRE - LOW VOLTAGE	1985
35300	CONTROL WIRE - LOW VOLTAGE	1991
35300	CONTROL WIRE - LOW VOLTAGE	1993

35300	CONTROL WIRE - LOW VOLTAGE	1995
35300	CONTROL WIRE - LOW VOLTAGE	1975
35300	CONTROL WIRE - LOW VOLTAGE	1975
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1982
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1985
35300	#18 - #19 CONTROL WIRE	1991
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1997
35300	#18 - #19 CONTROL WIRE	1982
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1985
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1977
35300	#18 - #19 CONTROL WIRE	1977
35300	#18 - #19 CONTROL WIRE	1982
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1985
35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1977
35300	#14 - #16 CONTROL WIRE	1979
35300	#14 - #16 CONTROL WIRE	1995
35300	#14 - #16 CONTROL WIRE	1975
35300	#14 - #16 CONTROL WIRE	1982
35300	#14 - #16 CONTROL WIRE	1983
35300	#14 - #16 CONTROL WIRE	1993
35300	#14 - #16 CONTROL WIRE	1995
35300	#14 - #16 CONTROL WIRE	1975
35300	#14 - #16 CONTROL WIRE	1975
35300	#14 - #16 CONTROL WIRE	1975
35300	#14 - #16 CONTROL WIRE	1985
35300	#14 - #16 CONTROL WIRE	1991
35300	#14 - #16 CONTROL WIRE	1975
35300	#14 - #16 CONTROL WIRE	1982
35300	#14 - #16 CONTROL WIRE	1983
35300	COAXIAL CABLE	1982
35300	COAXIAL CABLE	1982
35300	COAXIAL CABLE	1983
35300	#10 - #12 CONTROL WIRE	1982
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1985
35300	#10 - #12 CONTROL WIRE	1985
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1993
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1982
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1975
35300	#10 - #12 CONTROL WIRE	1975
35300	#10 - #12 CONTROL WIRE	1982
35300	#10 - #12 CONTROL WIRE	1983

35300	#10 - #12 CONTROL WIRE	1985
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1993
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1984
35300	#10 - #12 CONTROL WIRE	1987
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1979
35300	#10 - #12 CONTROL WIRE	1975
35300	#10 - #12 CONTROL WIRE	1975
35300	#10 - #12 CONTROL WIRE	1975
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1982
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1975
35300	#7 - #9 CONTROL WIRE	1975
35300	#7 - #9 CONTROL WIRE	1975
35300	#7 - #9 CONTROL WIRE	1977
35300	#7 - #9 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1982
35300	#7 - #9 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1985
35300	#1 - #6 CONTROL WIRE	1975
35300	#1 - #6 CONTROL WIRE	1975
35300	#1 - #6 CONTROL WIRE	1975
35300	#1 - #6 CONTROL WIRE	1982
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1995
35300	#1 - #6 CONTROL WIRE	1982
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1995
35300	#1 - #6 CONTROL WIRE	1975
35300	#1 - #6 CONTROL WIRE	1982
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1982
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1995
35300	#1 - #6 CONTROL WIRE	1975
35300	1/0 COPPER CONTROL WIRE	1975
35300	2/0 COPPER CONTROL WIRE	1982
35300	2/0 COPPER CONTROL WIRE	1983
35300	500 MCM ALUM CONTROL WIRE	1975
35300	1/0 ALUM CONTROL WIRE	1975
35300	GROUNDING AND FITTINGS	1982
35300	GROUNDING AND FITTINGS	1983
35300	GROUNDING AND FITTINGS	1975
35300	GROUNDING AND FITTINGS	1982
35300	GROUNDING AND FITTINGS	1983
35300	#4 COPPER GROUND	1975
35300	#4 COPPER GROUND	1983
35300	#6 COPPER GROUND MAT	1975
35300	#6 COPPER GROUND MAT	1982
35300	#6 COPPER GROUND MAT	1983
35300	7/16 COPPER GROUND	1975

35300	7/16 COPPER GROUND	1982
35300	7/16 COPPER GROUND	1983
35300	2/0 COPPER GROUND	1975
35300	2/0 COPPER GROUND	1979
35300	2/0 COPPER GROUND	1982
35300	2/0 COPPER GROUND	1983
35300	250 MCM COPPER GROUND	1975
35300	250 MCM COPPER GROUND	1979
35300	250 MCM COPPER GROUND	1980
35300	250 MCM COPPER GROUND	1982
35300	250 MCM COPPER GROUND	1983
35300	500 MCM COPPER GROUND	1975
35300	500 MCM COPPER GROUND	1983
35300	CONDUIT & FITTINGS ABOVE GROUN	1977
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1982
35300	CONDUIT & FITTINGS ABOVE GROUN	1983
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1982
35300	CONDUIT & FITTINGS ABOVE GROUN	1983
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1975
35300	2" - 3-1/2" CONDUIT	1975
35300	2" - 3-1/2" CONDUIT	1975
35300	2" - 3-1/2" CONDUIT	1981
35300	2" - 3-1/2" CONDUIT	1982
35300	2" - 3-1/2" CONDUIT	1983
35300	2" - 3-1/2" CONDUIT	1975
35300	2" - 3-1/2" CONDUIT	1981
35300	2" - 3-1/2" CONDUIT	1982
35300	2" - 3-1/2" CONDUIT	1983
35300	2" - 3-1/2" CONDUIT	1975
35300	2" - 3-1/2" CONDUIT	1982
35300	2" - 3-1/2" CONDUIT	1983
35300	4" CONDUIT	1975
35300	4" CONDUIT	1979
35300	4" CONDUIT	1982
35300	4" CONDUIT	1983
35300	4" CONDUIT	1982
35300	4" CONDUIT	1983
35300	5" CONDUIT	1982
35300	5" CONDUIT	1983
35300	SMALL ELECTRICAL ENCLOSURE	1975
35300	SMALL ELECTRICAL ENCLOSURE	1981
35300	SMALL ELECTRICAL ENCLOSURE	1982
35300	SMALL ELECTRICAL ENCLOSURE	1983
35300	15-49KVA LOCAL SERVICE XFMR	1975
35300	15-49KVA LOCAL SERVICE XFMR	1975
35300	15-49KVA LOCAL SERVICE XFMR	1975
35300	15-49KVA LOCAL SERVICE XFMR	1982
35300	15-49KVA LOCAL SERVICE XFMR	1983
35300	MOTOR MECHANISM	1975
35300	SWITCH - POWER FUSE	1975

35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1983
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1996
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1983
35300	CONTROL RACK/PANEL FRAME	1985
35300	CONTROL RACK/PANEL FRAME	1985
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL RACK/PANEL FRAME	1991
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1975
35300	CONTROL COMPUTER & PERIPHERALS	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1991
35300	PROTECTION EQUIPMENT	1991
35300	METERING EQUIPMENT	1982
35300	METERING EQUIPMENT	1983
35300	CONTROL COMPUTER & PERIPHERALS	1996
35300	ALARM/MONITORING EQUIPMENT	1975
35300	METERING EQUIPMENT	1982
35300	METERING EQUIPMENT	1983
35300	CONTROL COMPUTER & PERIPHERALS	1995
35300	METERING EQUIPMENT	1993
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1974
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1977
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1977

35300	CONTROL EQUIPMENT	1982
35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1984
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1987
35300	CONTROL EQUIPMENT	1975
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1991
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1996
35300	SCADA RACK/PANEL FRAME	1975
35300	SCADA RACK/PANEL FRAME	1983
35300	SCADA RACK/PANEL FRAME	1975
35300	SCADA RACK/PANEL FRAME	1983
35300	SCADA RACK/PANEL FRAME	1975
35300	SCADA RACK/PANEL FRAME	1983
35300	SCADA RACK/PANEL FRAME	1985
35300	SCADA EQUIPMENT	1976
35300	SCADA EQUIPMENT	1983
35300	SCADA EQUIPMENT	1976
35300	SCADA EQUIPMENT	1983
35300	SCADA EQUIPMENT	1976
35300	SCADA EQUIPMENT	1983
35300	SCADA EQUIPMENT	1985
35300	YARD LOCAL SERV OR LOAD CENTER	1975
35300	48 VOLT BATTERY CHARGER	1982
35300	48 VOLT BATTERY CHARGER	1983
35300	48 VOLT BATTERY	1982
35300	48 VOLT BATTERY	1983
35300	BATTERY RACK	1975
35300	BATTERY RACK	1982
35300	BATTERY RACK	1983
35300	LOAD CENTER, AC	1975
35300	LOAD CENTER, AC	1975
35300	LOAD CENTER, AC	1982
35300	LOAD CENTER, AC	1983
35300	LOAD CENTER, DC	1975
35300	LOAD CENTER, DC	1982
35300	LOAD CENTER, DC	1983
35300	10 - 40 AMP CIR BRKR	1995
35300	VOLTAGE ALARM	1975
35300	VOLTAGE ALARM	1983
35300	AUXILIARY POWER XFMR 1PH	1975
35300	AUXILIARY POWER XFMR 1PH	1983
35300	25KVA 1 PH XFMR	1975
35300	25KVA 1 PH XFMR	1983
35300	50KVA 1 PH XFMR	1975
35300	50KVA 1 PH XFMR	1983
35300	75KVA 3 PH XFMR	1975
35300	75KVA 3 PH XFMR	1983
35300	112KVA 3 PH XFMR	1975
35300	112KVA 3 PH XFMR	1983
35300	500KVA 3 PH XFMR	1975

35300	500KVA 3 PH XFMR	1983
35300	1KVA 480/240-120 VOLT XFMR	1975
35300	1KVA 480/240-120 VOLT XFMR	1983
35300	OTHER METERING EQUIPMENT	1982
35300	OTHER METERING EQUIPMENT	1983
35300	MISC OFFICE FURNITURE	1979
35300	MISC OFFICE FURNITURE	1983
35300	CHAIR	1975
35300	CHAIR	1983
35300	DESK	1975
35300	DESK	1983
35300	FILE CABINET	1975
35300	FILE CABINET	1979
35300	FILE CABINET	1983
35300	PRINT HOLDER	1975
35300	PRINT HOLDER	1983
35300	TABLE	1956
35300	TABLE	1983
35300	COMPUTER AND PERIPHERALS	1992
35300	INTERCOM SYSTEM	1975
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, CARD SHELF	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, EQUIPMENT	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35200	EQUIPMENT PAD	1999
35300	15KV POWER CABLE	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	2" - 3-1/2" CONDUIT	1999
35300	4" CONDUIT	1999
35300	AUXILLARY GENERATOR	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35300	CONTROL WIRE - LOW VOLTAGE	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	PROTECTION EQUIPMENT	1999
39720	MICROWAVE, BATTERY	1999
39720	MICROWAVE, EQUIPMENT	1999
35300	130 VOLT BATTERY CHARGER	2000
35300	130 VOLT BATTERY	2000
35300	BATTERY RACK	2000
35300	SAFETY SWITCH	2000
35300	XFM 196 133 13KV 150/250MVA 1P	2000
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
39720	MICROWAVE, PANEL UNIT	1998

39720	MICROWAVE, PANEL UNIT	1998
35200	COMPLETE STATION BUILDING	2001
35200	SMOKE DETECTOR	2001
35300	METERING EQUIPMENT	1999
35300	METERING EQUIPMENT	1999
35300	METERING EQUIPMENT	1999
39720	MICROWAVE, EQUIPMENT	2000
35300	CONTROL RACK/PANEL FRAME	1998
35300	ALARM/MONITORING EQUIPMENT	1998
35200	CONDUIT & FITTINGS UNDERGROUND	2003
35300	CONTROL WIRE - LOW VOLTAGE	2003
35300	PRIMARY CURRENT XFMR	2003
35300	CONTROL RACK/PANEL FRAME	2003
35300	CONTROL RACK/PANEL FRAME	2003
35300	PROTECTION EQUIPMENT	2003
35300	MDF BOARD FOR COMMUNICATIONS	2003
35300	COMMUNICATIONS EQUIP	2003
35300	COMMUNICATIONS EQUIP	2003
35300	COMMUNICATIONS EQUIP	2003
35300	AUXILIARY LOAD CENTER	2003
35300	CONTACTOR	2003
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35300	CONTROL WIRE - LOW VOLTAGE	2004
39720	MICROWAVE, EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2005
35300	DISTANCE / FAULT LOCATOR	2005
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35200	CONCRETE SURFACE TRENCH W/LIDS	2007
35300	BARRIER - FENCE, EQUIP PROT	2007
35300	GRATING	2007
35300	CONTROL WIRE - LOW VOLTAGE	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	PROTECTION EQUIPMENT	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA COMPUTER AND PERIPHERALS	2007
35300	AUXILIARY POWER XFMR 3 PH	2007
35300	ALARM/MONITORING EQUIPMENT	2008
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	PROTECTION EQUIPMENT	2007
35300	PROTECTION EQUIPMENT	2007
39740	FIBER, MISC EQUIPMENT	2008
39740	FIBER, CARD SHELF	2008
39740	FIBER, CARD UNIT	2008
39740	FIBER, WIRE/CABLE	2008
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35300	CONTROL WIRE - LOW VOLTAGE	2007
35300	GROUNDING AND FITTINGS	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	YARD LOCAL SERV OR LOAD CENTER	2007

39120	NETWORK EQ	2009
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	FIBER OPTIC CABLE	2008
35300	FIBER OPTIC CABLE	2008
35300	CONDUIT & FITTINGS ABOVE GROUN	2008
35300	CONDUIT & FITTINGS ABOVE GROUN	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	PROTECTION EQUIPMENT	2008
35300	PROTECTION EQUIPMENT	2008
35300	PROTECTION EQUIPMENT	2008
35300	PROTECTION EQUIPMENT	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
39720	MICROWAVE, BATTERY	2009
39720	MICROWAVE, BATTERY CHARGER	2009
39720	MICROWAVE, EQUIPMENT	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMMUNICATIONS EQUIP	2009
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	CONDUIT & FITTINGS ABOVE GROUN	2009
35300	AUXILIARY LOAD CENTER	2009
35200	BUILDING HVAC SYSTEM	2009
35200	BUILDING HVAC SYSTEM	2010
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	GROUNDING AND FITTINGS	2011
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2011
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	COMM RACK/PANEL FRAME	2012
35300	COMM RACK/PANEL FRAME	2012
35300	COMMUNICATIONS EQUIP	2012
35300	COMMUNICATIONS EQUIP	2012
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	COMM RACK/PANEL FRAME	2012
35300	COMM RACK/PANEL FRAME	2012
35300	COMMUNICATIONS EQUIP	2012
35300	COMMUNICATIONS EQUIP	2012
35300	COMMUNICATIONS EQUIP	2012
35300	COMMUNICATIONS EQUIP	2012
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	COAXIAL CABLE	2010
35300	COAXIAL CABLE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010

35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	AUXILIARY LOAD CENTER	2010
35300	AUXILIARY LOAD CENTER	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COAXIAL CABLE	2010
35300	COAXIAL CABLE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	CONTROL EQUIPMENT	2010
35300	CONTROL EQUIPMENT	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	PROTECTION EQUIPMENT	2012
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	GROUNDING AND FITTINGS	2012
35300	CONDUIT & FITTINGS ABOVE GROUN	2012
35300	YARD LOCAL SERV OR LOAD CENTER	2012
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	FIBER OPTIC CABLE	2008
35300	FIBER OPTIC CABLE	2008
35300	CONDUIT & FITTINGS ABOVE GROUN	2008
35300	CONDUIT & FITTINGS ABOVE GROUN	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	PROTECTION EQUIPMENT	2008

35300	PROTECTION EQUIPMENT	2008
35300	PROTECTION EQUIPMENT	2008
35300	PROTECTION EQUIPMENT	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	METERING EQUIPMENT	2012
35200	CONCRETE SURFACE TRENCH W/LIDS	2013
35300	STN POWER CABLE AND FITTINGS	2013
36600	PAD-3PH SECT ENCLOSURE- PRIMAR	2013
36600	VAULT BASE SECTION	2013
36600	VAULT TOP SECTION	2013
36600	CONDUIT DUST-DIRECT BURIAL-PRI	2013
36700	UG CONDUCTOR-PRIMARY 15KV	2013
36700	SECT ENCLOSURE 3PH - PRIMARY	2013
35300	GROUNDING AND FITTINGS	2013

Category	Hemingway Description	Vin Year
35300	230KV CIRCUIT BREAKER	2000
35011	LAND OWNED IN FEE TS	2008
35300	COMMUNICATIONS EQUIP	2011
35200	SITE PREPARATION & IMPROVEMENT	2010
35200	PERIMETER FENCE & GATES	2010
35200	WATER SYSTEM	2010
35200	WATER WELL	2010
35200	COMPLETE SEPTIC SYSTEM	2010
35200	YARD LIGHT SYSTEM	2010
35200	FOUNDATION - STATION BUILDING	2010
35200	COMPLETE STATION BUILDING	2010
35200	BUILDING PLUMBING SYSTEM	2010
35200	BUILDING HVAC SYSTEM	2010
35200	BUILDING ELECTRICAL SYSTEM	2010
35200	BUILDING FIRE PROTECTION	2010
35200	FOUNDATION - STRUCTURE	2010
35200	FOUNDATION - OTHER EQUIPMENT	2010
35200	CONCRETE SURFACE TRENCH W/LIDS	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	METAL STRUCT - OTHER SUPPORT	2010
35200	METAL STRUCT - EQUIPMENT	2010
35200	WOOD POLE - MISC	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	CABLE TRAY AND ACCESSORIES	2010
35300	INSULATORS - PIN OR POST	2010
35300	BUS - RIGID WITH FITTINGS	2010
35300	STN POWER CABLE AND FITTINGS	2010
35300	STN POWER CABLE AND FITTINGS	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010

35300	COAXIAL CABLE	2010
35300	FIBER OPTIC CABLE	2010
35300	GROUNDING AND FITTINGS	2010
35300	75KVA LOCAL SERVICE XFMR	2010
35300	500-1499KVA LOCAL SERVICE XFMR	2010
35300	SWITCH - POWER FUSE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	CONTROL EQUIPMENT	2010
35300	CONTROL EQUIPMENT	2010
35300	METERING EQUIPMENT	2010
35300	ALARM/MONITORING EQUIPMENT	2010
35300	SCADA RACK/PANEL FRAME	2010
35300	SCADA RACK/PANEL FRAME	2010
35300	SCADA RACK/PANEL FRAME	2010
35300	SCADA RACK/PANEL FRAME	2010

35300	SCADA RACK/PANEL FRAME	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	COMM RACK/PANEL FRAME	2010
35300	DISTANCE / FAULT LOCATOR	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	YARD LOCAL SERV OR LOAD CENTER	2010
35300	48 VOLT BATTERY CHARGER	2010
35300	48 VOLT BATTERY CHARGER	2010
35300	130 VOLT BATTERY CHARGER	2010
35300	48 VOLT BATTERY	2010
35300	130 VOLT BATTERY	2010
35300	BATTERY RACK	2010
35300	TRANSFER SWITCH	2010
35300	BUILDING SECURITY SYSTEM	2010
35300	BUILDING SECURITY SYSTEM	2010
35300	BOX, CABINET OR PANEL	2010
35300	MISC OFFICE FURNITURE	2010
35300	MISC OFFICE EQUIPMENT	2010
35300	COMMUNICATIONS EQUIP	2011

Category	Kinport Description	Vin Year
35011	LAND OWNED IN FEE TS	1970
35011	LAND OWNED IN FEE TS	1972
35011	LAND OWNED IN FEE TS	1976
35200	RETAINING WALLS	1972
35200	SITE PREPARATION & IMPROVEMENT	1972
35200	DRAINAGE SYSTEMS-CULVERTS, ETC	1972
35200	YARD SURFACING - GRAVEL, ETC.	1972
35200	YARD SURFACING - GRAVEL, ETC.	1976
35200	YARD SURFACING - GRAVEL, ETC.	1979
35200	SITE EXCAVATION	1972
35200	BLACKTOP	1972
35200	GRAVEL	1972
35200	GRAVEL	1976
35200	CULVERTS	1972
35200	ROAD EXCAVATION	1972
35200	ROAD REGRADING	1984
35200	CONCRETE WALK	1980
35200	PERIMETER FENCE & GATES	1976

35200	PERIMETER FENCE & GATES	1992
35200	WATER WELL PUMP	1976
35200	WATER SYSTEM	1976
35200	WATER WELL	1976
35200	COMPLETE SEPTIC SYSTEM	1976
35200	WATER STORAGE RESERVOIR	1976
35200	YARD LIGHT SYSTEM	1976
35200	YARD LIGHT SYSTEM	1980
35200	YARD LIGHT SYSTEM	1992
35200	YARD LIGHT SYSTEM	1976
35200	YARD LIGHT SYSTEM	1980
35200	YARD LIGHT SYSTEM	1976
35200	LIGHT STANDARD	1976
35200	LIGHT STANDARD	1992
35200	FOUNDATION - CONDENSER BLDG	1980
35200	FOUNDATION - STATION BUILDING	1976
35200	COMPLETE STATION BUILDING	1976
35200	COMPLETE STATION BUILDING	1980
35200	PIPING FOR PLUMBING	1976
35200	SHOWER	1976
35200	WATER HEATER	1976
35200	BUILDING HVAC SYSTEM	1976
35200	HEATER & AIR CONDITIONER COMBI	1980
35200	HEATER & AIR CONDITIONER COMBI	1980
35200	AIR CONDITIONER TRANSFORMER	1980
35200	BUILDING ELECTRICAL SYSTEM	1976
35200	BUILDING ELECTRICAL SYSTEM	1976
35200	BUILDING LIGHT FIXTURE	1980
35200	BUILDING ELECTRICAL SYSTEM	1980
35200	BUILDING ELECTRICAL SYSTEM	1976
35200	BUILDING ELECTRICAL SYSTEM	1980
35200	D.C. EMERGENCY FIXTURE	1976
35200	BUILDING ELECTRICAL SYSTEM	1976
35200	CATWALK FND	1976
35200	FOUNDATION - COMMUNICATION	1976
35200	COMMUNICATION BOX FND	1976
35200	OUTDOOR CABINET FND	1993
35200	FOUNDATION - METAL CLAD	1976
35200	LIGHTING MAST FND	1992
35200	TUNNELS	1976
35200	CONCRETE ABOVE GROUND CABLEWAY	1976
35200	CONCRETE SURFACE TRENCH W/LIDS	1976
35200	CONCRETE SURFACE TRENCH W/LIDS	1981
35200	CONCRETE SURFACE TRENCH W/LIDS	1992
35200	CONDUIT & FITTINGS UNDERGROUND	1979
35200	CONDUIT & FITTINGS UNDERGROUND	1980
35200	CONDUIT UNDER GROUND CABLEWAY	1981
35200	CONDUIT & FITTINGS UNDERGROUND	1981
35200	UNIWALKS	1976
35200	CONCRETE MANHOLE W/COVER	1981
35200	CONCRETE MANHOLE W/COVER	1992
35200	CABLE RISER SUPPORT	1976
35200	CATWALK STRUCTURE	1976
35200	METAL STRUCT - COMMUNICATION	1976
35200	STATIC BAR SUPPORT STRUCTURE	1976
35200	WELL HOUSE (INACTIVE)	1976
35200	TOOL SHED, MAINT BLDG, ETC	1976

35200	HEATERS	1976
35200	LIGHTING	1976
35200	PLUMBING	1976
35300	BARRIER - FIRE, SWITCHING, ETC	1976
35300	HANDRAIL	1976
35300	GRATING	1976
35300	CABLE TRAY AND ACCESSORIES	1976
35300	4-7KV PIN/POST INSULATORS	1976
35300	10KV PIN/POST INSULATORS	1976
35300	10KV PIN/POST INSULATORS	1981
35300	10KV PIN/POST INSULATORS	1984
35300	10KV PIN/POST INSULATORS	1987
35300	INSULATORS - PIN OR POST	1976
35300	2/0 AWG CONDUCTOR COPPER	1985
35300	250 MCM CONDUCTOR COPPER	1981
35300	266.8 MCM CONDUCTOR ALUMINUM	1976
35300	336.4 MCM CONDUCTOR ALUMINUM	1976
35300	397.5 MCM CONDUCTOR ALUMINUM	1976
35300	15KV POWER CABLE	1976
35300	15KV POWER CABLE	1976
35300	15KV POWER CABLE	1980
35300	15KV POWER CABLE	1976
35300	CONTROL WIRE - LOW VOLTAGE	1976
35300	CONTROL WIRE - LOW VOLTAGE	1976
35300	#18 - #19 CONTROL WIRE	1991
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1976
35300	#18 - #19 CONTROL WIRE	1980
35300	#18 - #19 CONTROL WIRE	1981
35300	#18 - #19 CONTROL WIRE	1986
35300	#18 - #19 CONTROL WIRE	1990
35300	#18 - #19 CONTROL WIRE	1991
35300	#18 - #19 CONTROL WIRE	1992
35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1997
35300	#18 - #19 CONTROL WIRE	1980
35300	#18 - #19 CONTROL WIRE	1992
35300	#18 - #19 CONTROL WIRE	1976
35300	#18 - #19 CONTROL WIRE	1979
35300	#18 - #19 CONTROL WIRE	1981
35300	#18 - #19 CONTROL WIRE	1991
35300	#18 - #19 CONTROL WIRE	1992
35300	#18 - #19 CONTROL WIRE	1976
35300	#18 - #19 CONTROL WIRE	1979
35300	#18 - #19 CONTROL WIRE	1982
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1979
35300	#14 - #16 CONTROL WIRE	1981
35300	#14 - #16 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1992
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1979
35300	#14 - #16 CONTROL WIRE	1991
35300	#14 - #16 CONTROL WIRE	1992
35300	#14 - #16 CONTROL WIRE	1993
35300	#14 - #16 CONTROL WIRE	1980

35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1993
35300	#14 - #16 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1990
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1981
35300	#14 - #16 CONTROL WIRE	1991
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1981
35300	#14 - #16 CONTROL WIRE	1990
35300	COAXIAL CABLE	1976
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1990
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1979
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1984
35300	#10 - #12 CONTROL WIRE	1987
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1979
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1991
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1981
35300	#7 - #9 CONTROL WIRE	1981
35300	#7 - #9 CONTROL WIRE	1976
35300	#7 - #9 CONTROL WIRE	1979
35300	#7 - #9 CONTROL WIRE	1983

35300	#7 - #9 CONTROL WIRE	1976
35300	#7 - #9 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1983
35300	#7 - #9 CONTROL WIRE	1981
35300	#7 - #9 CONTROL WIRE	1980
35300	#1 - #6 CONTROL WIRE	1992
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1981
35300	#1 - #6 CONTROL WIRE	1980
35300	#1 - #6 CONTROL WIRE	1980
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1992
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1979
35300	#1 - #6 CONTROL WIRE	1992
35300	1/0 ALUM CONTROL WIRE	1980
35300	2/0 COPPER CONTROL WIRE	1976
35300	250 MCM ALUM CONTROL WIRE	1976
35300	250 MCM ALUM CONTROL WIRE	1976
35300	350 MCM COPPER CONTROL WIRE	1976
35300	350 MCM COPPER CONTROL WIRE	1976
35300	350 MCM COPPER CONTROL WIRE	1980
35300	350 MCM COPPER CONTROL WIRE	1980
35300	500 MCM ALUM CONTROL WIRE	1976
35300	750 MCM COPPER CONTROL WIRE	1980
35300	1000 MCM COPPER CONTROL WIRE	1980
35300	1/0 ALUM CONTROL WIRE	1980
35300	COMPOSITE CABLE - LOW VOLTAGE	1995
35300	COMPOSITE CABLE - LOW VOLTAGE	1996
35300	GROUNDING AND FITTINGS	1992
35300	GROUNDING AND FITTINGS	1976
35300	#6 COPPER GROUND MAT	1976
35300	#6 COPPER GROUND MAT	1980
35300	#6 COPPER GROUND MAT	1992
35300	#7 COPPER GROUND	1976
35300	7/16 COPPER GROUND	1976
35300	7/16 COPPER GROUND	1992
35300	2/0 COPPER GROUND	1976
35300	2/0 COPPER GROUND	1979
35300	2/0 COPPER GROUND	1980
35300	2/0 COPPER GROUND	1981
35300	2/0 COPPER GROUND	1984
35300	2/0 COPPER GROUND	1985
35300	2/0 COPPER GROUND	1987
35300	2/0 COPPER GROUND	1992
35300	4/0 ALUMINUM GROUND	1976
35300	250 MCM COPPER GROUND	1976
35300	250 MCM COPPER GROUND	1979
35300	250 MCM COPPER GROUND	1980
35300	250 MCM COPPER GROUND	1981
35300	250 MCM COPPER GROUND	1992
35300	500 MCM COPPER GROUND	1976
35300	500 MCM COPPER GROUND	1980
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1979
35300	CONDUIT & FITTINGS ABOVE GROUN	1976

35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1992
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1979
35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1980
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1979
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	2" - 3-1/2" CONDUIT	1976
35300	2" - 3-1/2" CONDUIT	1976
35300	2" - 3-1/2" CONDUIT	1992
35300	2" - 3-1/2" CONDUIT	1992
35300	2" - 3-1/2" CONDUIT	1976
35300	4" CONDUIT	1976
35300	4" CONDUIT	1979
35300	4" CONDUIT	1992
35300	4" CONDUIT	1976
35300	5" CONDUIT	1979
35300	5" CONDUIT	1992
35300	SMALL ELECTRICAL ENCLOSURE	1992
35300	SMALL ELECTRICAL ENCLOSURE	1976
35300	SMALL ELECTRICAL ENCLOSURE	1981
35300	SMALL ELECTRICAL ENCLOSURE	1992
35300	500-1499KVA LOCAL SERVICE XFMR	1980
35300	500-1499KVA LOCAL SERVICE XFMR	1980
35300	UNDER 15KVA LOCAL SERVICE XFMR	1982
35300	15-49KVA LOCAL SERVICE XFMR	1976
35300	15-49KVA LOCAL SERVICE XFMR	1992
35300	167-499KVA LOCAL SERVICE XFMR	1981
35300	500-1499KVA LOCAL SERVICE XFMR	1973
35300	500-1499KVA LOCAL SERVICE XFMR	1981
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980

35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	CONTROL RACK/PANEL FRAME	1992
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1991
35300	CONTROL RACK/PANEL FRAME	1991
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1990
35300	CONTROL RACK/PANEL FRAME	1996
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	SWITCHBOARD RACK OR PANEL	1980
35300	CONTROL RACK/PANEL FRAME	1980
35300	CONTROL RACK/PANEL FRAME	1976
35300	SWITCHBOARD RACK OR PANEL	1979
35300	CONTROL RACK/PANEL FRAME	1979
35300	CONTROL RACK/PANEL FRAME	1992
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	PROTECTION EQUIPMENT	1992
35300	CONTROL COMPUTER & PERIPHERALS	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1990
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1992
35300	PROTECTION EQUIPMENT	1990
35300	CONTROL COMPUTER & PERIPHERALS	1996
35300	ALARM/MONITORING EQUIPMENT	1976
35300	METERING EQUIPMENT	1990
35300	METERING EQUIPMENT	1990
35300	ALARM/MONITORING EQUIPMENT	1986
35300	ALARM/MONITORING EQUIPMENT	1986
35300	ALARM/MONITORING EQUIPMENT	1980
35300	ALARM/MONITORING EQUIPMENT	1980
35300	METERING EQUIPMENT	1993
35300	CONTROL EQUIPMENT	1997
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1980

35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1972
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1979
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1984
35300	CONTROL EQUIPMENT	1987
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1986
35300	CONTROL EQUIPMENT	1986
35300	CONTROL EQUIPMENT	1990
35300	CONTROL EQUIPMENT	1990
35300	CONTROL EQUIPMENT	1991
35300	CONTROL EQUIPMENT	1990
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1992
35300	CONTROL EQUIPMENT	1992
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1996
35300	SCADA RACK/PANEL FRAME	1991
35300	SCADA EQUIPMENT	1992
35300	COMM RACK/PANEL FRAME	1976
35300	COMM RACK/PANEL FRAME	1976
35300	YARD LOCAL SERV OR LOAD CENTER	1976
35300	JUNCTION BOX	1980
35300	48 VOLT BATTERY CHARGER	1997
35300	48 VOLT BATTERY	1997
35300	LOAD CENTER, AC	1976
35300	LOAD CENTER, AC	1980
35300	LOAD CENTER, DC	1976
35300	LOAD CENTER, DC	1992
35300	10 - 40 AMP CIR BRKR	1992
35300	41 - 100 AMP CIR BRKR	1992
35300	3 POLE DISCONNECT	1976
35300	3 POLE DISCONNECT	1980
35300	3 POLE DISCONNECT	1997
35300	CONTACTOR	1976
35300	VOLTAGE ALARM	1976
35300	AUXILIARY POWER XFMR 1PH	1976
35300	100KVA 1 PH XFMR	1976
35300	AUXILIARY POWER XFMR 3 PH	1976
35300	500KVA 3 PH XFMR	1976
35300	45KV 480 VOLT XFMR	1976
35300	30KV 480 VOLT XFMR	1976
35300	EVENTS RECORDER (INACTIVE)	1982
35300	ALARM SYSTEMS-WIRED CIRCUITS	1992
35300	SPECIAL METERING COMPUTER	1976
35300	MISC OFFICE FURNITURE	1989
35300	MISC OFFICE FURNITURE	1982

35300	MISC OFFICE FURNITURE	1982
35300	CHAIR	1976
35300	CHAIR	1981
35300	DESK	1976
35300	DESK	1952
35300	DESK	1953
35300	DESK	1980
35300	FILE CABINET	1979
35300	FILE CABINET	1976
35300	FILE CABINET	1979
35300	FILE CABINET	1980
35300	DRAFTING TABLE	1947
35300	DRAFTING TABLE	1950
35300	TABLE	1976
35300	TABLE	1949
35300	COMPUTER AND PERIPHERALS	1995
35300	COMPUTER AND PERIPHERALS	1995
35300	COMPUTER AND PERIPHERALS	1992
35300	INTERCOM SYSTEM	1976
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, CARD SHELF	1999
39720	MICROWAVE, CARD UNIT	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35200	EQUIPMENT PAD	1999
35200	CONDUIT & FITTINGS UNDERGROUND	1999
35300	15KV POWER CABLE	1999
35300	AUXILLARY GENERATOR	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	PROTECTION EQUIPMENT	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	SAFETY SWITCH	1999
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
39720	MICROWAVE, STRUCT(POLES&FIX)	1998
39720	MICROWAVE, RADIO	2000
35200	COMPLETE STATION BUILDING	2001
35200	SMOKE DETECTOR	2001
35300	METERING EQUIPMENT	1999
35300	METERING EQUIPMENT	1999
35300	METERING EQUIPMENT	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	COMMUNICATIONS EQUIP	2002
35300	COMMUNICATIONS EQUIP	2002
35300	COMMUNICATIONS EQUIP	2002
35300	SWITCHBOARD RACK OR PANEL	2001
35300	CONTROL RACK/PANEL FRAME	2001
35300	ALARM/MONITORING EQUIPMENT	2001
35300	ALARM/MONITORING EQUIPMENT	2001

35300	CONTROL RACK/PANEL FRAME	1998
35300	CONTROL RACK/PANEL FRAME	1998
35300	PROTECTION EQUIPMENT	1998
35300	PROTECTION EQUIPMENT	1998
35300	CONTROL RACK/PANEL FRAME	2001
35300	CONTROL RACK/PANEL FRAME	2001
35300	PROTECTION EQUIPMENT	2001
35300	ALARM/MONITORING EQUIPMENT	2001
35300	CONTROL RACK/PANEL FRAME	2001
35300	CONTROL RACK/PANEL FRAME	2001
35300	PROTECTION EQUIPMENT	2001
35300	PROTECTION EQUIPMENT	2001
35300	#18 - #19 CONTROL WIRE	2001
35300	#10 - #12 CONTROL WIRE	2001
35300	CONTROL RACK/PANEL FRAME	2001
35300	PROTECTION EQUIPMENT	2001
35300	PROTECTION EQUIPMENT	2001
35300	PROTECTION EQUIPMENT	2001
35300	CONTROL EQUIPMENT	2001
39710	TELEPHONE, CARD UNIT	2001
35300	CONTROL RACK/PANEL FRAME	2004
35300	PROTECTION EQUIPMENT	2004
35300	CABLE TRAY AND ACCESSORIES	2004
35300	CONTROL WIRE - LOW VOLTAGE	2004
35300	METERING EQUIPMENT	2004
35300	AUXILIARY LOAD CENTER	2004
39720	MICROWAVE, CARD SHELF	2004
39720	MICROWAVE, CARD UNIT	2004
39720	MICROWAVE, EQUIPMENT	2004
39740	FIBER, MISC EQUIPMENT	2004
35300	CONTROL RACK/PANEL FRAME	2005
35300	CONTROL RACK/PANEL FRAME	2005
35300	PROTECTION EQUIPMENT	2005
35300	PROTECTION EQUIPMENT	2005
35300	130 VOLT BATTERY CHARGER	2006
35300	130 VOLT BATTERY	2006
35300	BATTERY RACK	2006
35300	SAFETY SWITCH	2006
35300	130 VOLT BATTERY CHARGER	2006
35300	SAFETY SWITCH	2006
35300	MISC TEST EQUIPMENT	2007
35300	MISC TEST EQUIPMENT	2007
35300	MISC TEST EQUIPMENT	2007
35300	CABLE TRAY AND ACCESSORIES	2007
35300	CABLE TRAY AND ACCESSORIES	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	PROTECTION EQUIPMENT	2007
35300	PROTECTION EQUIPMENT	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA COMPUTER AND PERIPHERALS	2007
35300	SCADA COMPUTER AND PERIPHERALS	2007
39720	MICROWAVE, BATTERY	2007

39730	BASE STATION, MISC EQUIPMENT	2007
35300	ALARM/MONITORING EQUIPMENT	2008
35200	METAL STRUCT - COMMUNICATION	2007
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35300	CONTROL WIRE - LOW VOLTAGE	2007
35200	BUILDING HVAC SYSTEM	2009
35200	FOUNDATION - OTHER EQUIPMENT	2008
35200	CONDUIT & FITTINGS UNDERGROUND	2008
35200	METAL STRUCT - EQUIPMENT	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	GROUNDING AND FITTINGS	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	CONTROL RACK/PANEL FRAME	2008
35300	PROTECTION EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	COMMUNICATIONS EQUIP	2008
39740	FIBER, MISC EQUIPMENT	2009
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMM RACK/PANEL FRAME	2009
35300	COMMUNICATIONS EQUIP	2009
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	CONDUIT & FITTINGS ABOVE GROUN	2009
35300	130 VOLT BATTERY	2009
35300	BATTERY RACK	2009
35300	PROTECTION EQUIPMENT	2009
35300	PROTECTION EQUIPMENT	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMMUNICATIONS EQUIP	2009
35300	COMMUNICATIONS EQUIP	2009
35300	COMMUNICATIONS EQUIP	2009
35300	COMMUNICATIONS EQUIP	2009
39720	MICROWAVE, RADIO	2011
39720	MICROWAVE, ANTENNA	2011
35200	METAL STRUCT - EQUIPMENT	2011
35300	COMMUNICATIONS EQUIP	2011
39720	MICROWAVE, RADIO	2011
39720	MICROWAVE, RADIO	2011
39720	MICROWAVE, ANTENNA	2011
39720	MICROWAVE, ANTENNA	2011
39720	MICROWAVE, WIRE/CABLE	2011
39720	MICROWAVE, WIRE/CABLE	2011
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	CONDUIT & FITTINGS ABOVE GROUN	2011
35300	LARGE ELECTRICAL ENCLOSURE	2011
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010

35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COAXIAL CABLE	2010
35300	COAXIAL CABLE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	SCADA EQUIPMENT	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	AUXILIARY LOAD CENTER	2010
35300	AUXILIARY LOAD CENTER	2010
35300	METERING EQUIPMENT	2012
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	CONTROL EQUIPMENT	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2008
35300	COMMUNICATIONS EQUIP	2002
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	TRANSFER SWITCH	2013
35200	CONDUIT & FITTINGS UNDERGROUND	2013
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	GROUNDING AND FITTINGS	2013
35200	SITE PREPARATION & IMPROVEMENT	2013
35200	YARD LIGHT SYSTEM	2013
35200	CONDUIT & FITTINGS UNDERGROUND	2013
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	COAXIAL CABLE	2013
35300	FIBER OPTIC CABLE	2013
35300	GROUNDING AND FITTINGS	2013
35300	SMALL ELECTRICAL ENCLOSURE	2013
35300	50KVA LOCAL SERVICE XFMR	2013
35300	PRIMARY POTENTIAL XFMR	2013
35300	SWITCH - POWER FUSE	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013

35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	PROTECTION EQUIPMENT	2013
35300	PROTECTION EQUIPMENT	2013
35300	PROTECTION EQUIPMENT	2013
35300	PROTECTION EQUIPMENT	2013
35300	CONTROL EQUIPMENT	2013
35300	CONTROL EQUIPMENT	2013
35300	CONTROL EQUIPMENT	2013
35300	METERING EQUIPMENT	2013
35300	METERING EQUIPMENT	2013
35300	ALARM/MONITORING EQUIPMENT	2013
35300	SCADA EQUIPMENT	2013
35300	COMM RACK/PANEL FRAME	2013
35300	COMMUNICATIONS EQUIP	2013
35300	48 VOLT BATTERY CHARGER	2013
35300	BATTERY RACK	2013
35300	AUXILIARY LOAD CENTER	2013
35300	TRANSFER SWITCH	2013

Category	Midpoint Description	Vin Year
35011	LAND OWNED IN FEE TS	1965
35011	LAND OWNED IN FEE TS	1976
35011	LAND OWNED IN FEE TS	1980
35011	LAND OWNED IN FEE TS	1988
35011	PERMANENT LAND IMPROVEMENTS TS	1966
35011	PERMANENT LAND IMPROVEMENTS TS	1976
35011	PERMANENT LAND IMPROVEMENTS TS	1980
35200	DRAINAGE SYSTEMS-CULVERTS, ETC	1988
35200	YARD SURFACING - GRAVEL, ETC.	1965
35200	YARD SURFACING - GRAVEL, ETC.	1966
35200	YARD SURFACING - GRAVEL, ETC.	1977
35200	YARD SURFACING - GRAVEL, ETC.	1980
35200	YARD SURFACING - GRAVEL, ETC.	1981
35200	YARD SURFACING - GRAVEL, ETC.	1988
35200	PARKING CHOCKS	1988
35200	MANHOLES & GRATES	1988
35200	DRAIN ROCK	1980
35200	PERIMETER FENCE & GATES	1965
35200	PERIMETER FENCE & GATES	1966
35200	PERIMETER FENCE & GATES	1977
35200	PERIMETER FENCE & GATES	1980
35200	PERIMETER FENCE & GATES	1981
35200	PERIMETER FENCE & GATES	1983
35200	PERIMETER FENCE & GATES	1988
35200	WATER WELL PUMP	1977
35200	WATER WELL PUMP	1988
35200	WATER SYSTEM	1988
35200	WATER WELL	1977
35200	WATER WELL	1988
35200	COMPLETE SEPTIC SYSTEM	1988
35200	YARD LIGHT SYSTEM	1965
35200	YARD LIGHT SYSTEM	1966
35200	YARD LIGHT SYSTEM	1977
35200	YARD LIGHT SYSTEM	1981
35200	YARD LIGHT SYSTEM	1988
35200	LIGHT STANDARD	1965

35200	LIGHT STANDARD	1966
35200	FOUNDATION - STATION BUILDING	1965
35200	FOUNDATION - STATION BUILDING	1983
35200	FOUNDATION - STATION BUILDING	1988
35200	COMPLETE STATION BUILDING	1965
35200	COMPLETE STATION BUILDING	1983
35200	COMPLETE STATION BUILDING	1983
35200	COMPLETE STATION BUILDING	1983
35200	COMPLETE STATION BUILDING	1988
35200	EYE WASH STATION	1983
35200	EYE WASH STATION	1988
35200	WATER HEATER	1988
35200	BUILDING HVAC SYSTEM	1988
35200	EXHAUST FANS & DUCT	1965
35200	EXHAUST FANS & DUCT	1988
35200	HEATER & AIR CONDITIONER COMBI	1992
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1988
35200	BUILDING ELECTRICAL SYSTEM	1980
35200	JUNCTION BOX MEDIUM OR LARGE	1983
35200	BUILDING ELECTRICAL SYSTEM	1980
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1988
35200	D.C. EMERGENCY FIXTURE	1983
35200	BUILDING ELECTRICAL SYSTEM	1983
35200	BUILDING ELECTRICAL SYSTEM	1988
35200	LOCAL SERVICE FND	1980
35200	LOCAL SERVICE TRANSFORMER FND	1988
35200	AIR COMPRESSOR FND	1976
35200	345KV XFMR, REG, REACTOR FND	1983
35200	AIR COMPRESSOR FND	1966
35200	CULVERTS	1981
35200	EQUIPMENT PAD	1988
35200	OUTDOOR CABINET FND	1988
35200	MISCELLANEOUS BUILDING FND	1965
35200	SPILL GAP SUPPORT FND	1988
35200	LIGHTING MAST FND	1965
35200	LIGHTING MAST FND	1966
35200	YARD MONUMENT MARK (INACTIVE)	1965
35200	YARD MONUMENT MARK (INACTIVE)	1966
35200	CONCRETE SURFACE TRENCH W/LIDS	1976
35200	CONCRETE SURFACE TRENCH W/LIDS	1988
35200	CONCRETE SURFACE TRENCH W/LIDS	1988
35200	CONCRETE SURFACE TRENCH W/LIDS	1965
35200	CONCRETE SURFACE TRENCH W/LIDS	1966
35200	CONCRETE SURFACE TRENCH W/LIDS	1976
35200	CONCRETE SURFACE TRENCH W/LIDS	1980
35200	CONCRETE SURFACE TRENCH W/LIDS	1981
35200	CONCRETE UNDER GROUND CABLEWAY	1981
35200	CONDUIT & FITTINGS UNDERGROUND	1968
35200	CONDUIT & FITTINGS UNDERGROUND	1976
35200	CONDUIT & FITTINGS UNDERGROUND	1979
35200	CONDUIT & FITTINGS UNDERGROUND	1980
35200	CROSSOVER TRENCH	1981
35200	TREAD PLATES	1981
35200	CONCRETE MANHOLE W/COVER	1965
35200	LOCAL SERVICE STRUCTURE	1980

35200	LOCAL SERVICE STRUCTURE	1988
35200	OUTDOOR CABINET SUP STR	1988
35200	SPILL GAP SUPPORT STRUCTURE	1988
35200	TOOL SHED, MAINT BLDG, ETC	1965
35200	TOOL SHED, MAINT BLDG, ETC	1976
35200	TOOL SHED, MAINT BLDG, ETC	1988
35300	BARRIER - FIRE, SWITCHING, ETC	1988
35300	CABLE TRAY AND ACCESSORIES	1983
35300	4-7KV PIN/POST INSULATORS	1976
35300	3/8 STATIC WIRE	1964
35300	3/8 STATIC WIRE	1965
35300	250 MCM CONDUCTOR COPPER	1976
35300	250 MCM CONDUCTOR COPPER	1988
35300	350 MCM CONDUCTOR COPPER	1983
35300	8 SHIELD, 7 STRAND ALUM	1981
35300	3" - 3-3/4" ALUM TUBE	1983
35300	15KV POWER CABLE	1983
35300	CONTROL WIRE - LOW VOLTAGE	1976
35300	CONTROL WIRE - LOW VOLTAGE	1976
35300	CONTROL WIRE - LOW VOLTAGE	1993
35300	CONTROL WIRE - LOW VOLTAGE	1995
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1976
35300	#18 - #19 CONTROL WIRE	1988
35300	#18 - #19 CONTROL WIRE	1989
35300	#18 - #19 CONTROL WIRE	1976
35300	#18 - #19 CONTROL WIRE	1981
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1989
35300	#18 - #19 CONTROL WIRE	1990
35300	#18 - #19 CONTROL WIRE	1992
35300	#18 - #19 CONTROL WIRE	1994
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1980
35300	#18 - #19 CONTROL WIRE	1981
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1989
35300	#18 - #19 CONTROL WIRE	1990
35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1996
35300	#18 - #19 CONTROL WIRE	1979
35300	#18 - #19 CONTROL WIRE	1980
35300	#18 - #19 CONTROL WIRE	1981
35300	#18 - #19 CONTROL WIRE	1983
35300	#18 - #19 CONTROL WIRE	1990
35300	#18 - #19 CONTROL WIRE	1993
35300	#18 - #19 CONTROL WIRE	1994
35300	#18 - #19 CONTROL WIRE	1995
35300	#18 - #19 CONTROL WIRE	1979
35300	#18 - #19 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1979
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1981
35300	#14 - #16 CONTROL WIRE	1989
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1993

35300	#14 - #16 CONTROL WIRE	1983
35300	#14 - #16 CONTROL WIRE	1989
35300	#14 - #16 CONTROL WIRE	1993
35300	#14 - #16 CONTROL WIRE	1995
35300	#14 - #16 CONTROL WIRE	1996
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1965
35300	#14 - #16 CONTROL WIRE	1965
35300	#14 - #16 CONTROL WIRE	1980
35300	#14 - #16 CONTROL WIRE	1981
35300	#14 - #16 CONTROL WIRE	1983
35300	#14 - #16 CONTROL WIRE	1989
35300	#14 - #16 CONTROL WIRE	1976
35300	#14 - #16 CONTROL WIRE	1980
35300	COAXIAL CABLE	1965
35300	COAXIAL CABLE	1980
35300	COAXIAL CABLE	1981
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1989
35300	#10 - #12 CONTROL WIRE	1992
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1989
35300	#10 - #12 CONTROL WIRE	1993
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1965
35300	#10 - #12 CONTROL WIRE	1965
35300	#10 - #12 CONTROL WIRE	1966
35300	#10 - #12 CONTROL WIRE	1979
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1989
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1979
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1989
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1983
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1989
35300	#10 - #12 CONTROL WIRE	1990
35300	#10 - #12 CONTROL WIRE	1995
35300	#10 - #12 CONTROL WIRE	1996
35300	#10 - #12 CONTROL WIRE	1981
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1976
35300	#10 - #12 CONTROL WIRE	1980
35300	#10 - #12 CONTROL WIRE	1988
35300	#10 - #12 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1965
35300	#7 - #9 CONTROL WIRE	1965

35300	#7 - #9 CONTROL WIRE	1966
35300	#7 - #9 CONTROL WIRE	1979
35300	#7 - #9 CONTROL WIRE	1988
35300	#7 - #9 CONTROL WIRE	1988
35300	#7 - #9 CONTROL WIRE	1988
35300	#7 - #9 CONTROL WIRE	1988
35300	#7 - #9 CONTROL WIRE	1966
35300	#7 - #9 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1981
35300	#7 - #9 CONTROL WIRE	1965
35300	#7 - #9 CONTROL WIRE	1966
35300	#7 - #9 CONTROL WIRE	1980
35300	#7 - #9 CONTROL WIRE	1981
35300	#7 - #9 CONTROL WIRE	1966
35300	#7 - #9 CONTROL WIRE	1988
35300	#7 - #9 CONTROL WIRE	1965
35300	#1 - #6 CONTROL WIRE	1988
35300	#1 - #6 CONTROL WIRE	1992
35300	#1 - #6 CONTROL WIRE	1995
35300	#1 - #6 CONTROL WIRE	1981
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1980
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1981
35300	#1 - #6 CONTROL WIRE	1988
35300	#1 - #6 CONTROL WIRE	1983
35300	#1 - #6 CONTROL WIRE	1977
35300	#1 - #6 CONTROL WIRE	1965
35300	#1 - #6 CONTROL WIRE	1966
35300	#1 - #6 CONTROL WIRE	1968
35300	#1 - #6 CONTROL WIRE	1976
35300	#1 - #6 CONTROL WIRE	1981
35300	#1 - #6 CONTROL WIRE	1988
35300	#1 - #6 CONTROL WIRE	1992
35300	#1 - #6 CONTROL WIRE	1983
35300	1/0 ALUM CONTROL WIRE	1976
35300	1/0 ALUM CONTROL WIRE	1980
35300	1/0 ALUM CONTROL WIRE	1988
35300	1/0 COPPER CONTROL WIRE	1988
35300	1/0 COPPER CONTROL WIRE	1995
35300	2/0 COPPER CONTROL WIRE	1965
35300	2/0 COPPER CONTROL WIRE	1983
35300	2/0 COPPER CONTROL WIRE	1988
35300	3/0 COPPER CONTROL WIRE	1988
35300	4/0 COPPER CONTROL WIRE	1988
35300	250 MCM COPPER CONTROL WIRE	1988
35300	350 MCM ALUM CONTROL WIRE	1976
35300	350 MCM COPPER CONTROL WIRE	1983
35300	500 MCM COPPER CONTROL WIRE	1983
35300	500 MCM ALUM CONTROL WIRE	1965
35300	COMPOSITE CABLE - LOW VOLTAGE	1988
35300	COAXIAL CABLE	1988
35300	COMPOSITE CABLE - LOW VOLTAGE	1995
35300	COMPOSITE CABLE - LOW VOLTAGE	1996
35300	#1 COPPER GROUND	1965
35300	GROUNDING AND FITTINGS	1980

35300	GROUNDING AND FITTINGS	1981
35300	GROUNDING AND FITTINGS	1976
35300	GROUNDING AND FITTINGS	1996
35300	GROUNDING AND FITTINGS	1965
35300	GROUNDING AND FITTINGS	1966
35300	GROUNDING AND FITTINGS	1976
35300	#6 COPPER GROUND	1976
35300	#6 COPPER GROUND	1976
35300	#6 COPPER GROUND	1981
35300	#6 COPPER GROUND MAT	1976
35300	#6 COPPER GROUND MAT	1979
35300	#6 COPPER GROUND MAT	1980
35300	#6 COPPER GROUND MAT	1981
35300	#6 COPPER GROUND MAT	1988
35300	#6 COPPER GROUND MAT	1989
35300	1/4 COPPER GROUND	1980
35300	7/16 COPPER GROUND	1976
35300	7/16 COPPER GROUND	1980
35300	7/16 COPPER GROUND	1981
35300	9/16 COPPER GROUND	1988
35300	1/0 COPPER GROUND	1988
35300	2/0 COPPER GROUND	1965
35300	2/0 COPPER GROUND	1966
35300	2/0 COPPER GROUND	1976
35300	2/0 COPPER GROUND	1979
35300	2/0 COPPER GROUND	1980
35300	2/0 COPPER GROUND	1981
35300	2/0 COPPER GROUND	1989
35300	4/0 COPPER GROUND	1988
35300	4/0 ALUMINUM GROUND	1966
35300	250 MCM COPPER GROUND	1965
35300	250 MCM COPPER GROUND	1972
35300	250 MCM COPPER GROUND	1976
35300	250 MCM COPPER GROUND	1979
35300	250 MCM COPPER GROUND	1980
35300	250 MCM COPPER GROUND	1981
35300	250 MCM COPPER GROUND	1983
35300	250 MCM COPPER GROUND	1989
35300	350 MCM COPPER GROUND	1983
35300	500 MCM COPPER GROUND	1965
35300	500 MCM COPPER GROUND	1966
35300	500 MCM COPPER GROUND	1983
35300	500 MCM COPPER GROUND	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1966
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1983
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1966
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
v35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1965
35300	CONDUIT & FITTINGS ABOVE GROUN	1983
35300	CONDUIT & FITTINGS ABOVE GROUN	1965

35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1980
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	CONDUIT & FITTINGS ABOVE GROUN	1966
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1976
35300	CONDUIT & FITTINGS ABOVE GROUN	1980
35300	CONDUIT & FITTINGS ABOVE GROUN	1980
35300	CONDUIT & FITTINGS ABOVE GROUN	1981
35300	CONDUIT & FITTINGS ABOVE GROUN	1988
35300	2" - 3-1/2" CONDUIT	1976
35300	2" - 3-1/2" CONDUIT	1980
35300	2" - 3-1/2" CONDUIT	1981
35300	2" - 3-1/2" CONDUIT	1988
35300	2" - 3-1/2" CONDUIT	1980
35300	2" - 3-1/2" CONDUIT	1965
35300	2" - 3-1/2" CONDUIT	1988
35300	2" - 3-1/2" CONDUIT	1965
35300	2" - 3-1/2" CONDUIT	1976
35300	2" - 3-1/2" CONDUIT	1988
35300	2" - 3-1/2" CONDUIT	1976
35300	2" - 3-1/2" CONDUIT	1980
35300	2" - 3-1/2" CONDUIT	1981
35300	2" - 3-1/2" CONDUIT	1983
35300	2" - 3-1/2" CONDUIT	1980
35300	2" - 3-1/2" CONDUIT	1981
35300	2" - 3-1/2" CONDUIT	1983
35300	2" - 3-1/2" CONDUIT	1988
35300	4" CONDUIT	1965
35300	4" CONDUIT	1976
35300	4" CONDUIT	1979
35300	4" CONDUIT	1980
35300	4" CONDUIT	1981
35300	4" CONDUIT	1989
35300	4" CONDUIT	1980
35300	4" CONDUIT	1989
35300	5" CONDUIT	1965
35300	5" CONDUIT	1981
35300	6" CONDUIT	1988
35300	SMALL ELECTRICAL ENCLOSURE	1988
35300	SMALL ELECTRICAL ENCLOSURE	1988
35300	SMALL ELECTRICAL ENCLOSURE	1988
35300	SMALL ELECTRICAL ENCLOSURE	1988
35300	SMALL ELECTRICAL ENCLOSURE	1976
35300	SMALL ELECTRICAL ENCLOSURE	1980
35300	SMALL ELECTRICAL ENCLOSURE	1981
35300	SMALL ELECTRICAL ENCLOSURE	1983
35300	25KVA 34KV GRND XFMR	1988
35300	UNDER 15KVA LOCAL SERVICE XFMR	1980
35300	UNDER 15KVA LOCAL SERVICE XFMR	1988
35300	75KVA LOCAL SERVICE XFMR	1983
35300	100-166KVA LOCAL SERVICE XFMR	1983
35300	100-166KVA LOCAL SERVICE XFMR	1988
35300	167-499KVA LOCAL SERVICE XFMR	1981
35300	35KV OR LESS 1 PH REGULATOR	1988
35300	35KV OR LESS 1 PH REGULATOR	1988
35300	35KV OR LESS 1 PH REGULATOR	1991

35300	35KV OR LESS 1 PH REGULATOR	1988
35300	35KV OR LESS 1 PH REGULATOR	1988
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1989
35300	CONTROL RACK/PANEL FRAME	1965
35300	CONTROL RACK/PANEL FRAME	1965
35300	CONTROL RACK/PANEL FRAME	1965
35300	CONTROL RACK/PANEL FRAME	1996
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1965
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1980
35300	CONTROL RACK/PANEL FRAME	1983
35300	CONTROL RACK/PANEL FRAME	1983
35300	CONTROL RACK/PANEL FRAME	1989
35300	CONTROL RACK/PANEL FRAME	1989
35300	CONTROL RACK/PANEL FRAME	1989
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1995
35300	CONTROL RACK/PANEL FRAME	1996
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1993
35300	CONTROL RACK/PANEL FRAME	1993
35300	CONTROL RACK/PANEL FRAME	1965
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1996
35300	CONTROL RACK/PANEL FRAME	1996
35300	CONTROL RACK/PANEL FRAME	1976
35300	CONTROL RACK/PANEL FRAME	1988
35300	CONTROL RACK/PANEL FRAME	1988
35300	PROTECTION EQUIPMENT	1988
35300	PROTECTION EQUIPMENT	1988
35300	PROTECTION EQUIPMENT	1988
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1989
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1981
35300	CONTROL COMPUTER & PERIPHERALS	1996
35300	CONTROL COMPUTER & PERIPHERALS	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1981
35300	PROTECTION EQUIPMENT	1995

35300	PROTECTION EQUIPMENT	1995
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1996
35300	PROTECTION EQUIPMENT	1988
35300	PROTECTION EQUIPMENT	1994
35300	ALARM/MONITORING EQUIPMENT	1994
35300	ALARM/MONITORING EQUIPMENT	1993
35300	ALARM/MONITORING EQUIPMENT	1981
35300	ALARM/MONITORING EQUIPMENT	1994
35300	ALARM/MONITORING EQUIPMENT	1994
35300	ALARM/MONITORING EQUIPMENT	1989
35300	CONTROL COMPUTER & PERIPHERALS	1989
35300	CONTROL COMPUTER & PERIPHERALS	1989
35300	PROTECTION EQUIPMENT	1989
35300	PROTECTION EQUIPMENT	1989
35300	PROTECTION EQUIPMENT	1989
35300	PROTECTION EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1982
35300	CONTROL EQUIPMENT	1984
35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1965
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1965
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1965
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1979
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1976
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1981
35300	CONTROL EQUIPMENT	1980
35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1984
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1983
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1988
35300	CONTROL EQUIPMENT	1988
35300	CONTROL EQUIPMENT	1988
35300	CONTROL EQUIPMENT	1988
35300	CONTROL EQUIPMENT	1988
35300	CONTROL EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1993
35300	CONTROL EQUIPMENT	1993

35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1995
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1996
35300	CONTROL EQUIPMENT	1989
35300	CONTROL EQUIPMENT	1985
35300	CONTROL EQUIPMENT	1985
35300	SCADA RACK/PANEL FRAME	1981
35300	SCADA RACK/PANEL FRAME	1990
35300	SCADA EQUIPMENT	1991
35300	SCADA EQUIPMENT	1990
35300	COMMUNICATIONS EQUIP	1965
35300	COMMUNICATIONS EQUIP	1983
35300	COMMUNICATIONS EQUIP	1984
35300	OIL STORAGE TANKS	1988
35300	YARD LOCAL SERV OR LOAD CENTER	1966
35300	YARD LOCAL SERV OR LOAD CENTER	1983
35300	YARD LOCAL SERV OR LOAD CENTER	1988
35300	LOAD CENTER, AC	1976
35300	LOAD CENTER, AC	1980
35300	LOAD CENTER, AC	1981
35300	LOAD CENTER, AC	1983
35300	LOAD CENTER, AC	1988
35300	LOAD CENTER, DC	1965
35300	LOAD CENTER, DC	1976
35300	LOAD CENTER, DC	1979
35300	LOAD CENTER, DC	1981
35300	LOAD CENTER, DC	1983
35300	LOAD CENTER, DC	1995
35300	10 - 40 AMP CIR BRKR	1989
35300	10 - 40 AMP CIR BRKR	1995
35300	41 - 100 AMP CIR BRKR	1992
35300	3 POLE DISCONNECT	1988
35300	TRANSFER SWITCH	1988
35300	TRANSFER SWITCH	1990
35300	ALARM SYSTEMS-WIRED CIRCUITS	1992
35300	MISC OFFICE FURNITURE	1968
35300	MISC OFFICE FURNITURE	1938
35300	MISC OFFICE FURNITURE	1981
35300	MISC OFFICE FURNITURE	1981
35300	CRT / MONITOR	1954
35300	CHAIR	1976
35300	CHAIR	1956
35300	CHAIR	1968
35300	CHAIR	1974
35300	CHAIR	1974
35300	CHAIR	1975
35300	DESK	1976
35300	DESK	1950
35300	FILE CABINET	1976
35300	FILE CABINET	1934
35300	FILE CABINET	1966
35300	DRAFTING TABLE	1975
35300	TABLE	1938
35300	TABLE	1968
35300	HYDROGEN ANALYZER	1988
35300	LOCKER	1954

35300	MODEM	1988
35300	VACUUM GAUGE	1988
35300	VISE	1984
35300	SIGN	1988
35300	COMPUTER AND PERIPHERALS	1992
35300	PRINTER	1988
35300	PRINTER	1989
35300	PRINTER	1992
35300	PRINTER	1992
35300	INTERCOM SYSTEM	1976
39720	MICROWAVE, PANEL UNIT	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, RADIO	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, CARD UNIT	1999
39720	MICROWAVE, EQUIPMENT	1999
39720	MICROWAVE, CARD UNIT	1999
35300	CONTROL RACK/PANEL FRAME	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35200	OUTDOOR CABINET FND	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#14 - #16 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	#1 - #6 CONTROL WIRE	1999
35300	#6 COPPER GROUND MAT	1999
35300	250 MCM COPPER GROUND	1999
35300	4" CONDUIT	1999
35300	SMALL ELECTRICAL ENCLOSURE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	ALARM/MONITORING EQUIPMENT	1999
35300	CONTROL COMPUTER & PERIPHERALS	1999
35300	CONTROL WIRE - LOW VOLTAGE	1999
35300	#18 - #19 CONTROL WIRE	1999
35300	#10 - #12 CONTROL WIRE	1999
35300	FIBER OPTIC CABLE	2001
39720	MICROWAVE, BATTERY	2000
39720	MICROWAVE, EQUIPMENT	2000
35300	CONTROL WIRE - LOW VOLTAGE	2001
35300	#10 - #12 CONTROL WIRE	2001
35300	COAXIAL CABLE	2001
35300	FIBER OPTIC CABLE	2001
35300	COMPUTER AND PERIPHERALS	2001
35200	COMPLETE STATION BUILDING	2001
35200	SMOKE DETECTOR	2001
35200	CEMENT WALL (FENCE)	1998
35300	CONTROL RACK/PANEL FRAME	1998
35300	CONTROL RACK/PANEL FRAME	1998
35300	ALARM/MONITORING EQUIPMENT	1998
35300	ALARM/MONITORING EQUIPMENT	2002
35300	SCADA RACK/PANEL FRAME	2002
35300	SCADA RACK/PANEL FRAME	2002
35300	SCADA RACK/PANEL FRAME	2002
35300	SCADA RACK/PANEL FRAME	2002
35300	SCADA RACK/PANEL FRAME	2002
35300	SCADA EQUIPMENT	2002
35300	SCADA EQUIPMENT	2002
35300	SCADA EQUIPMENT	2002

35300	2/0 AWG CONDUCTOR COPPER	2002
35300	250 MCM CONDUCTOR COPPER	2002
35300	500 MCM CONDUCTOR COPPER	2002
35300	#18 - #19 CONTROL WIRE	2002
35300	#14 - #16 CONTROL WIRE	2002
35300	#10 - #12 CONTROL WIRE	2002
35300	#6 COPPER GROUND	2002
35300	2" - 3-1/2" CONDUIT	2002
35300	4" CONDUIT	2002
35300	PROTECTION EQUIPMENT	2002
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35200	CONDUIT & FITTINGS UNDERGROUND	2004
35300	CONTROL WIRE - LOW VOLTAGE	2004
35300	GROUNDING AND FITTINGS	2004
35300	CONTROL RACK/PANEL FRAME	2004
35300	CONTROL RACK/PANEL FRAME	2004
35300	PROTECTION EQUIPMENT	2004
35300	SCADA EQUIPMENT	2004
39720	MICROWAVE, RADIO	2005
39720	MICROWAVE, EQUIPMENT	2005
35300	SCADA EQUIPMENT	2005
35300	CONTROL WIRE - LOW VOLTAGE	2005
35300	CONTROL EQUIPMENT	2005
35300	METERING EQUIPMENT	2005
35300	METERING EQUIPMENT	2005
35300	METER	2005
35300	130 VOLT BATTERY CHARGER	2004
35300	130 VOLT BATTERY	2004
35300	BATTERY RACK	2004
35300	SAFETY SWITCH	2004
35200	WOOD POLE - COMMUNICATION	2006
35300	FIBER OPTIC CABLE	2006
35300	COMMUNICATIONS EQUIP	2006
35300	COMPUTER AND PERIPHERALS	2006
35300	CONTROL WIRE - LOW VOLTAGE	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	PROTECTION EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	CONTROL EQUIPMENT	2006
35300	130 VOLT BATTERY CHARGER	2006
35300	130 VOLT BATTERY	2006
35300	BATTERY RACK	2006
35300	SAFETY SWITCH	2006
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35300	MISC TEST EQUIPMENT	2007

35200	CONDUIT & FITTINGS UNDERGROUND	2006
35300	BARRIER - FENCE, EQUIP PROT	2006
35300	CONTROL WIRE - LOW VOLTAGE	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	CONTROL RACK/PANEL FRAME	2006
35300	PROTECTION EQUIPMENT	2006
35300	SCADA RACK/PANEL FRAME	2006
35300	SCADA EQUIPMENT	2006
35300	SCADA COMPUTER AND PERIPHERALS	2006
35300	CONTROL WIRE - LOW VOLTAGE	2006
35300	GROUNDING AND FITTINGS	2006
35300	CONTROL EQUIPMENT	2006
35300	ALARM/MONITORING EQUIPMENT	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	CONTROL RACK/PANEL FRAME	2007
35300	PROTECTION EQUIPMENT	2007
35300	PROTECTION EQUIPMENT	2007
35300	PROTECTION EQUIPMENT	2007
35300	PROTECTION EQUIPMENT	2007
35300	ALARM/MONITORING EQUIPMENT	2007
35300	ALARM/MONITORING EQUIPMENT	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA RACK/PANEL FRAME	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA EQUIPMENT	2007
35300	SCADA COMPUTER AND PERIPHERALS	2007
35300	SCADA COMPUTER AND PERIPHERALS	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	COMM RACK/PANEL FRAME	2007
35300	DISTANCE / FAULT LOCATOR	2007
35300	DISTANCE / FAULT LOCATOR	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	48 VOLT BATTERY CHARGER	2007
35300	48 VOLT BATTERY CHARGER	2007
35300	48 VOLT BATTERY	2007
35300	48 VOLT BATTERY	2007
35300	BATTERY RACK	2007
35300	BATTERY RACK	2007
35300	BATTERY RACK	2007
35300	BATTERY RACK	2007
35300	AUXILIARY LOAD CENTER	2007
35300	AUXILIARY LOAD CENTER	2007

35300	TRANSFER SWITCH	2007
35300	TRANSFER SWITCH	2007
35200	CONDUIT & FITTINGS UNDERGROUND	2008
35300	CONTROL WIRE - LOW VOLTAGE	2008
39710	TELEPHONE, MISC EQUIPMENT	2009
39740	FIBER, MISC EQUIPMENT	2009
39740	FIBER, WIRE/CABLE	2009
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	GROUNDING AND FITTINGS	2009
35300	CONDUIT & FITTINGS ABOVE GROUN	2009
35300	COMMUNICATIONS EQUIP	2006
35200	SUPERSTRUCTURE ROOF	2009
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	PROTECTION EQUIPMENT	2009
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	GROUNDING AND FITTINGS	2010
35300	CONDUIT & FITTINGS ABOVE GROUN	2010
35300	SMALL ELECTRICAL ENCLOSURE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2009
35300	CONDUIT & FITTINGS ABOVE GROUN	2009
35300	SMALL ELECTRICAL ENCLOSURE	2009
35300	BUS - CONDUCTOR WITH FITTINGS	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	YARD LOCAL SERV OR LOAD CENTER	2010
35300	TRANSFER SWITCH	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2009
35300	COAXIAL CABLE	2009
35300	COMM RACK/PANEL FRAME	2009
35300	COMMUNICATIONS EQUIP	2009
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONDUIT & FITTINGS ABOVE GROUN	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	COAXIAL CABLE	2011
35300	CONDUIT & FITTINGS ABOVE GROUN	2011
35300	MISC TEST EQUIPMENT	2011
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	CONCRETE MANHOLE W/COVER	2010
35200	CONCRETE MANHOLE W/COVER	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010

35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35200	COMPLETE STATION BUILDING	2011
35200	CONCRETE SURFACE TRENCH W/LIDS	2011
35300	GROUNDING AND FITTINGS	2011
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	SMALL ELECTRICAL ENCLOSURE	2011
35300	SWITCH - AIR BREAK OR BYPASS	2011
35300	CONTROL RACK/PANEL FRAME	2011
35300	CONTROL RACK/PANEL FRAME	2011
35300	CONTROL RACK/PANEL FRAME	2011
35300	CONTROL RACK/PANEL FRAME	2011
35300	PROTECTION EQUIPMENT	2011
35300	PROTECTION EQUIPMENT	2011
35300	PROTECTION EQUIPMENT	2011
35300	COMMUNICATIONS EQUIP	2011
35300	COMMUNICATIONS EQUIP	2011
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	CONTROL RACK/PANEL FRAME	2011
35300	PROTECTION EQUIPMENT	2011
35300	COMMUNICATIONS EQUIP	2011
35300	COMMUNICATIONS EQUIP	2011
35300	COMMUNICATIONS EQUIP	2011
39720	MICROWAVE, EQUIPMENT	2010
39720	MICROWAVE, WIRE/CABLE	2010
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	COMM RACK/PANEL FRAME	2012
35300	COMMUNICATIONS EQUIP	2012

35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	FIBER OPTIC CABLE	2012
35300	CONDUIT & FITTINGS ABOVE GROUN	2012
35300	SCADA EQUIPMENT	2012
35300	PROTECTION EQUIPMENT	2012
35300	MISC TEST EQUIPMENT	2011
35300	PROTECTION EQUIPMENT	2012
35300	PROTECTION EQUIPMENT	2012
35300	COMMUNICATIONS EQUIP	2012
35300	COMMUNICATIONS EQUIP	2012
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	PROTECTION EQUIPMENT	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35300	COMMUNICATIONS EQUIP	2004
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2010
35200	CONCRETE MANHOLE W/COVER	2010
35200	CONCRETE MANHOLE W/COVER	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	COMPOSITE CABLE - LOW VOLTAGE	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	CONTROL RACK/PANEL FRAME	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	PROTECTION EQUIPMENT	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	CONTROL COMPUTER & PERIPHERALS	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010

35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35300	COMMUNICATIONS EQUIP	2010
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35200	CONDUIT & FITTINGS UNDERGROUND	2007
35200	CONCRETE MANHOLE W/COVER	2007
35200	CONCRETE MANHOLE W/COVER	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35200	WOOD POLE - COMMUNICATION	2007
35300	COMMUNICATIONS EQUIP	2007
35300	COMMUNICATIONS EQUIP	2007
35300	CONTROL WIRE - LOW VOLTAGE	2012
35300	CONTROL RACK/PANEL FRAME	2012
35300	PROTECTION EQUIPMENT	2012
35300	METERING EQUIPMENT	2012
35200	CONCRETE SURFACE TRENCH W/LIDS	2013
35200	CONDUIT & FITTINGS UNDERGROUND	2013
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	GROUNDING AND FITTINGS	2013
35300	UNDER 15KVA LOCAL SERVICE XFMR	2013
35200	SITE PREPARATION & IMPROVEMENT	2013
35200	YARD LIGHT SYSTEM	2013
35200	CONCRETE SURFACE TRENCH W/LIDS	2013
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	GROUNDING AND FITTINGS	2013
35300	AUXILIARY LOAD CENTER	2013
35300	AUXILIARY POWER XFMR 3 PH	2013
35200	CONDUIT & FITTINGS UNDERGROUND	2011
35300	CONTROL WIRE - LOW VOLTAGE	2011
35300	GROUNDING AND FITTINGS	2011
35200	SITE PREPARATION & IMPROVEMENT	2013
35200	CONDUIT & FITTINGS UNDERGROUND	2013
35300	CONTROL WIRE - LOW VOLTAGE	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	CONTROL RACK/PANEL FRAME	2013
35300	YARD LOCAL SERV OR LOAD CENTER	2013

EXHIBIT C
Ownership Interests; Directional Capacity Allocations; Directional Capacity Allocation Percentages3
3 An updated list of Directional Capacity Allocations and Directional Capacity Allocation Percentages that reflects any changes between the Execution Date and the Effective Date shall be mutually agreed to by the Parties pursuant to the JPSA and the updated list shall replace the above list effective as of the Effective Date.

	A	B	C	D	E	F	G	H	I	J	K	L	M
Transmission Lines
			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Jim Bridger West Transmission Path (19)	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Bridger-Goshen 345 kV	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Bridger-Populus #1 345 kV	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Bridger-Populus #2 345 kV	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Bridger West Transmission Path (19)			100.0	600.0	700.0	800.0	1600.0	2400.0	14.3%	85.7%	33.3%	66.7%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Populus West Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Populus-Kinport 345 kV	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Populus-Borah #1 345 kV	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Populus-Borah #2 345 kV	0.0%	100.0%	0.0	800.0	800.0	0.0	800.0	800.0	0.0%	100.0%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Goshen Kinport Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Goshen-Kinport 345 kV	15.7%	84.3%	57.1	922.7	956.0	266.7	689.3	956.0	6.0%	96.5%	27.9%	72.1%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Jim Bridger 230 kV Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Bridger-Point of Rocks 230 kV	0.0%	100.0%	0.0	600.0	600.0	0.0	600.0	600.0	0.0%	100.0%	0.0%	100.0%	PAC
Bridger-Rock Springs 230 kV	0.0%	100.0%	0.0	600.0	600.0	0.0	600.0	600.0	0.0%	100.0%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Borah West Transmission Path (17)	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Kinport-Midpoint 345 kV	73.2%	26.8%	521.5	0.0	521.5	470.1	363.3	833.4	100.0%	0.0%	56.4%	43.6%	IPC

Borah-Adelaide-Midpoint #1 345 kV	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%	IPC
Borah-Adelaide-Midpoint #2 345 kV	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%	IPC
Borah West Transmission Path (17)			1600.0	0.0	1600.0	1467.0	1090.0	2557.0	100.0%	0.0%	57.4%	42.6%	IPC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		North to South			South to North			North to South		South to North
Goshen-Big Grassy Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Goshen-Jefferson 161 kV	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%	PAC
Jefferson-Big Grassy 161 kV	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Idaho - Northwest Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Hemingway-Summer Lake 500 kV	22.0%	78.0%	450.0	100.0	550.0	0.0	1500.0	1500.0	81.8%	18.2%	0.0%	100.0%	PAC
Walla Walla-Hurricane 230 kV	40.8%	59.2%	325.0	73.0	398.0	0.0	398.0	398.0	81.7%	18.3%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Midpoint-Hemingway Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Midpoint-Hemingway 500 kV	37.0%	63.0%	700.0	800.0	1500.0	410.0	1090.0	1500.0	46.7%	53.3%	27.3%	72.7%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Antelope-Goshen Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Antelope-Goshen 161 kV (25 of 44 segment miles)	21.9%	78.1%	0.0	160.0	160.0	70.0	90.0	160.0	0.0%	100.0%	43.8%	56.3%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		North to South			South to North			North to South		South to North
American Falls-Malad Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
American Falls-Malad 138 kV (29 of 68 segment miles)	3.6%	96.4%	10.0	128.0	138.0	0.0	138.0	138.0	7.2%	92.8%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Antelope-Scoville Transmission	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Antelope-Scoville 138 kV (two circuits)	11.5%	88.5%	0.0	260.0	260.0	60.0	200.0	260.0	0.0%	100.0%	23.1%	76.9%	PAC

	A	B	C	D	E	F	G	H	I	J	K	L	M
Substations
Note: The capacity of a Transformer Terminal may be in only one direction.
			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Three Mile Knoll Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Jim Bridger Terminal (Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Jim Bridger Terminal (Series Cap.)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Goshen Terminal	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Transformer Terminal	0.0%	100.0%				0.0	700.0	700.0			0.0%	100.0%
345 kV Assets - Substation O&M Allocation	19.4%	80.6%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Goshen 345 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Three Mile Knoll Terminal	29.0%	71.0%	57.1	342.9	400.0	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Kinport Terminal	15.7%	84.3%	57.1	898.9	956.0	266.7	689.3	956.0	6.0%	94.0%	27.9%	72.1%
Transformer Terminal #1 (345/161 kV)	5.6%	94.4%				25.0	423.0	448.0			5.6%	94.4%
Transformer Terminal #2 (345/161 kV)	5.6%	94.4%				25.0	423.0	448.0			5.6%	94.4%
345 kV Assets - Substation O&M Allocation	14.0%	86.0%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Goshen 161 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Transformer Terminal #1 (345/161 kV)	5.6%	94.4%	0.0	0.0	0.0	25.0	423.0	448.0	5.6%	94.4%	5.6%	94.4%	PAC
Transformer Terminal #2 (345/161 kV)	5.6%	94.4%	0.0	0.0	0.0	25.0	423.0	448.0	5.6%	94.4%	5.6%	94.4%
Transformer Terminal #3 (161/115 kV)	0.0%	100.0%	0.0	62.0	62.0	0.0	62.0	62.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #4 (161/115 kV)	0.0%	100.0%	0.0	62.0	62.0	0.0	62.0	62.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #5 (161/69 kV)	0.0%	100.0%	0.0	60.0	60.0	0.0	60.0	60.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #6 (161/46 kV)	0.0%	100.0%				0.0	40.0	40.0			0.0%	100.0%
Grace Terminal	0.0%	100.0%	0.0	148.0	148.0	0.0	148.0	148.0	0.0%	100.0%	0.0%	100.0%

Wolverine Creek Terminal	0.0%	100.0%	0.0	335.0	335.0	0.0	335.0	335.0	0.0%	100.0%	0.0%	100.0%
Drummond Terminal	0.0%	100.0%	0.0	190.0	190.0	0.0	190.0	190.0	0.0%	0.0%	0.0%	100.0%
Swan Valley Terminal	0.0%	100.0%	0.0	179.0	179.0	0.0	179.0	179.0	0.0%	0.0%	0.0%	100.0%
Sugarmill Terminal	0.0%	100.0%	0.0	160.0	160.0	0.0	160.0	160.0	0.0%	100.0%	0.0%	100.0%
Rigby Terminal	0.0%	100.0%	0.0	160.0	160.0	0.0	160.0	160.0	0.0%	100.0%	0.0%	100.0%
Antelope Terminal	21.9%	78.1%	0.0	160.0	160.0	70.0	90.0	160.0	0.0%	100.0%	43.8%	56.3%
Jefferson Terminal	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%
Cinder Butte Terminal	0.0%	100.0%	0.0	277.0	277.0	0.0	277.0	277.0	0.0%	100.0%	0.0%	100.0%
Blackfoot Terminal	100.0%	0.0%	145.0	0.0	145.0	145.0	0.0	145.0	100.0%	0.0%	100.0%	0.0%
161 kV Assets - Substation O&M Allocation	10.7%	89.3%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Burns Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Hemingway Terminal ( Sh. Reactor)	22.0%	78.0%	450.0	100.0	550.0	0.0	1500.0	1500.0	81.8%	18.2%	0.0%	100.0%	PAC
Summer Lake Terminal (Sh. Reactor)	22.0%	78.0%	450.0	100.0	550.0	0.0	1500.0	1500.0	81.8%	18.2%	0.0%	100.0%
500 kV Assets - Substation O&M Allocation	22.0%	78.0%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Summer Lake Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Hemingway Terminal	22.0%	78.0%	450.0	100.0	550.0	0.0	1500.0	1500.0	81.8%	18.2%	0.0%	100.0%	PAC
Malin Terminal	0.0%	100.0%	0.0	1200.0	1200.0	0.0	1200.0	1200.0	0.0%	100.0%	0.0%	100.0%
500 kV Assets - Substation O&M Allocation	11.0%	89.0%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		North to South			South to North			North to South		South to North
Jefferson Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Goshen Terminal	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%	PAC
Big Grassy Terminal (Phase Shifter)	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%
Rigby Terminal	0.0%	100.0%	0.0	160.0	160.0	0.0	160.0	160.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #1 (161/69 kV)	0.0%	100.0%				0.0	40.0	40.0			0.0%	100.0%
Transformer Terminal #2 (161/69 kV)	0.0%	100.0%				0.0	40.0	40.0			0.0%	100.0%
161 kV Assets - Substation O&M Allocation	15.1%	84.9%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		North to South			South to North			North to South		South to North
Big Grassy Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Jefferson Terminal	37.8%	62.2%	108.0	35.0	143.0	0.0	143.0	143.0	75.5%	24.5%	0.0%	100.0%	PAC
Dillon Terminal	100.0%	0.0%	87.0	0.0	87.0	72.0	0.0	72.0	100.0%	0.0%	100.0%	0.0%
Transformer Terminal #1 (161/69 kV)	0.0%	100.0%				0.0	410.0	40.0			0.0%	100.0%
161 kV Assets - Substation O&M Allocation	45.9%	54.1%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Walla Walla Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Hurricane Terminal (Series Cap.)	40.8%	59.2%	325.0	73.0	398.0	0.0	398.0	398.0	81.7%	18.3%	0.0%	100.0%	PAC
Vantage Terminal	0.0%	100.0%	0.0	480.0	480.0	0.0	480.0	480.0	0.0%	100.0%	0.0%	100.0%
Wallula Terminal	0.0%	100.0%	0.0	478.0	478.0	0.0	478.0	478.0	0.0%	100.0%	0.0%	100.0%
Talbot Terminal	0.0%	100.0%	0.0	402.0	402.0	0.0	402.0	402.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #1 (230/69 kV)	0.0%	100.0%	0.0	150.0	150.0				0.0%	100.0%
Transformer Terminal #2 (230/69 kV)	0.0%	100.0%	0.0	150.0	150.0				0.0%	100.0%
230 kV Assets - Substation O&M Allocation	6.8%	93.2%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Hurricane Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Walla Walla Terminal	40.8%	59.2%	325.0	73.0	398.0	0.0	398.0	398.0	81.7%	18.3%	0.0%	100.0%	PAC
Hells Canyon Terminal	40.8%	59.2%	325.0	73.0	398.0	0.0	398.0	398.0	81.7%	18.3%	0.0%	100.0%
Transformer Terminal #1 (230/69 kV)	0.0%	100.0%				0.0	150.0	150.0	0.0%	100.0%	0.0%	100.0%
230 kV Assets - Substation O&M Allocation	27.2%	72.8%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Antelope 230 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Brady Terminal	12.2%	87.8%	0.0	246.5	246.5	60.0	186.5	246.5	0.0%	100.0%	24.3%	75.7%	PAC
Lost River Terminal	0.0%	100.0%	0.0	192.0	192.0	0.0	192.0	192.0	0.0%	100.0%	0.0%	100.0%
Anaconda Terminal	0.0%	100.0%	0.0	155.0	155.0	0.0	155.0	155.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal (230/161 kV)	26.8%	73.2%				60.0	164.0	224.0			26.8%	73.2%
230 kV Assets - Substation O&M Allocation	9.7%	90.3%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Antelope 161 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Goshen Terminal	0.0%	100.0%	0.0	160.0	160.0	0.0	160.0	160.0	0.0%	100.0%	0.0%	100.0%	PAC
Transformer Terminal (230/161 kV)	26.8%	73.2%				60.0	164.0	224.0			26.8%	73.2%
Transformer Terminal #1 (161/138 kV)	66.7%	33.3%				68.5	34.2	102.7			66.7%	33.3%
Transformer Terminal #2 (161/138 kV)	66.7%	33.3%				61.1	30.6	91.7			66.7%	33.3%
161 kV Assets - Substation O&M Allocation	40.0%	60.0%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Antelope 138 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Scoville Terminal #1	66.7%	33.3%				86.7	43.3	130.0			66.7%	33.3%	PAC
Scoville Terminal #2	66.7%	33.3%				86.7	43.3	130.0			66.7%	33.3%
Transformer Terminal #1 (161/138 kV)	66.7%	33.3%				68.5	34.2	102.7			66.7%	33.3%
Transformer Terminal #2 (161/138 kV)	66.7%	33.3%				61.1	30.6	91.7			66.7%	33.3%
138 kV Assets - Substation O&M Allocation	66.7%	33.3%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Populus Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Bridger #1 Terminal (Series Cap. & Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Bridger #2 Terminal (Series Cap. & Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Kinport Terminal	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Borah #1 Terminal	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Borah #2 Terminal	0.0%	100.0%	0.0	986.0	986.0	0.0	986.0	986.0	0.0%	100.0%	0.0%	100.0%
Ben Lomond #1 Terminal	0.0%	100.0%	0.0	1331.0	1331.0	0.0	1331.0	1331.0	0.0%	100.0%	0.0%	100.0%
Ben Lomond #2 Terminal	0.0%	100.0%	0.0	1331.0	1331.0	0.0	1331.0	1331.0	0.0%	100.0%	0.0%	100.0%
Terminal Terminal	0.0%	100.0%	0.0	1186.0	1186.0	0.0	1186.0	1186.0	0.0%	100.0%	0.0%	100.0%
345 kV Assets - Substation O&M Allocation	14.5%	85.5%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Bridger 345 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Three Mile Knoll Terminal (Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	PAC
Populus #1 Terminal (Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Populus #2 Terminal (Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Transformer Terminal #1 (345/230 kV)	0.0%	100.0%	0.0	200.0	200.0	0.0	200.0	200.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #2 (345/230 kV)	0.0%	100.0%	0.0	200.0	200.0	0.0	200.0	200.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #3 (345/230 kV)	0.0%	100.0%	0.0	200.0	200.0	0.0	200.0	200.0	0.0%	100.0%	0.0%	100.0%
Transformer Terminal #4 (345/22 kV)	33.3%	66.7%				187.0	374.0	561.0			33.3%	66.7%
Transformer Terminal #5 (345/22 kV)	33.3%	66.7%				187.0	374.0	561.0			33.3%	66.7%
Transformer Terminal #6 (345/22 kV)	33.3%	66.7%				187.0	374.0	561.0			33.3%	66.7%
Transformer Terminal #7 (345/22 kV)	33.3%	66.7%				187.0	374.0	561.0			33.3%	66.7%
345 kV Assets - Substation O&M Allocation	22.0%	78.0%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Bridger 230 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
230 kV Substation Assets (excluding 230/34.5 kV transformer)	0.0%	100.0%	0.0	1200.0	1200.0	0.0	1200.0	1200.0	0.0%	100.0%	0.0%	100.0%	PAC

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Kinport Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Goshen Terminal (Sh. Reactor)	15.7%	84.3%	33.3	922.7	956.0	266.7	689.3	956.0	3.5%	96.5%	27.9%	72.1%	IPC
Populus Terminal (Series Cap. & Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%
Midpoint Terminal	73.2%	26.8%	521.5	0.0	521.5	470.1	363.3	833.4	100.0%	0.0%	56.4%	43.6%
Transformer Terminal (345/230 kV)	100.0%	0.0%				1000.0	0.0	1000.0			100.0%	0.0%
345 kV Assets - Substation O&M Allocation	54.5%	45.5%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Borah Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Populus #1 Terminal (Series Cap. & Sh. Reactor)	29.0%	71.0%	33.3	200.0	233.3	266.7	533.3	800.0	14.3%	85.7%	33.3%	66.7%	IPC
Populus #2 Terminal (Series Cap. & Sh. Reactor)	0.0%	100.0%	0.0	986.0	986.0	0.0	986.0	986.0	0.0%	100.0%	0.0%	100.0%
Midpoint #1 Terminal	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Midpoint #2 Terminal	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Transformer Terminal (345/230 kV)	100.0%	0.0%				750.0	0.0	750.0			100.0%	0.0%
345 kV Assets - Substation O&M Allocation	51.6%	48.4%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Adelaide Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Borah/Midpoint #1 Terminal	100.0%	0.0%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%	IPC
Borah #2 Terminal	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Midpoint #2 Terminal	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Transformer Terminal #1 (345/138 kV)	100.0%	0.0%				250.0	0.0	250.0			100.0%	0.0%
Transformer Terminal #2 (345/138 kV)	100.0%	0.0%				250.0	0.0	250.0			100.0%	0.0%
345 kV Assets - Substation O&M Allocation	78.7%	21.3%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Midpoint 345 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Kinport Terminal (Sh. Reactor)	73.2%	26.8%	521.5	0.0	521.5	470.1	363.3	833.4	100.0%	0.0%	56.4%	43.6%	IPC
Borah #1 Terminal (Sh. Reactor)	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Borah #2 Terminal (Sh. Reactor)	64.4%	35.6%	393.4	0.0	393.4	265.3	363.3	628.6	100.0%	0.0%	42.2%	57.8%
Humboldt Terminal (Sh. Reactor)	100.0%	0.0%	500.0	0.0	500.0	360.0	0.0	360.0	100.0%	0.0%	100.0%	0.0%
500 kV Tie Terminal	63.7%	36.3%	1500.0	0.0	1500.0	410.0	1090.0	1500.0	100.0%	0.0%	27.3%	72.7%
Transformer Terminal #1 (345/230 kV)	100.0%	0.0%	700.0	0.0	700.0	700.0	0.0	700.0	100.0%	0.0%	100.0%	0.0%
Transformer Terminal #2 (345/230 kV)	100.0%	0.0%	700.0	0.0	700.0	700.0	0.0	700.0	100.0%	0.0%	100.0%	0.0%
345 kV Assets - Substation O&M Allocation	80.8%	19.2%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Midpoint 500 kV Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Hemingway Terminal (Series Cap. & Sh. Reactor)	63.7%	36.3%	1500.0	0.0	1500.0	410.0	1090.0	1500.0	100.0%	0.0%	27.3%	72.7%	IPC
Transformer Terminal (500/345 kV)	63.7%	36.3%	1500.0	0.0	1500.0	410.0	1090.0	1500.0	100.0%	0.0%	27.3%	72.7%
500 kV Assets - Substation O&M Allocation	63.7%	36.3%

			Directional Capacity Allocation (MW)						Directional Capacity Allocation (%)
	Segment Ownership Interests		West to East			East to West			West to East		East to West
Hemingway Substation	IPC	PAC	IPC	PAC	TOTAL	IPC	PAC	TOTAL	IPC	PAC	IPC	PAC	Operator
Midpoint Terminal	37.0%	63.0%	700.0	800.0	1500.0	410.0	1090.0	1500.0	46.7%	53.3%	27.3%	72.7%	IPC
Summer Lake Terminal (Sh. Reactor)	22.0%	78.0%	450.0	100.0	550.0	0.0	1500.0	1500.0	81.8%	18.2%	0.0%	100.0%
Transformer Terminal (500/230 kV)	100.0%	0.0%				1000.0	0.0	1000.0			100.0%	0.0%
500 kV Assets - Substation O&M Allocation	53.0%	47.0%

EXHIBIT D
Monthly Transmission Facilities O& M Charge; Monthly Substation O&M Charge; Monthly Common Equipment Charge

1.	Interpretation; Cooperation.
(a)Capitalized terms not defined in this Exhibit D are defined in Article I of this Agreement.
(b)The Parties shall cooperate as necessary to update this Exhibit D in the event that FERC formula rate filing references change over time.

2.	Monthly Transmission Facilities O&M Charge.
(a)    The Monthly Transmission Facilities O&M Charge for each Transmission Segment each month during the Term shall be equal to: (i) the product of: (A) the Acquisition Cost of the Transmission Segment as of such month; and (B) the O&M Expense Factor as of such month; divided by (ii) twelve (12).
(b)    Beginning the first month after the Effective Date and each month thereafter throughout the Term, pursuant to Section 4.7 of this Agreement, each Operator shall invoice the Non-Operating Owner for its Pro Rata Share (based on its Ownership Interest in the Transmission Segment) of the Monthly Transmission Facilities O&M Charge with respect to each Transmission Segment for which it is responsible. The invoice shall show the total Monthly Transmission Facilities O&M Charge with respect to each Transmission Segment for which it is responsible as well as each Owner’s Pro Rata Share (based on its respective Ownership Interest in the Transmission Segment).

3.	Monthly Substation O&M Charge.
(a)    The Monthly Substation O&M Charge for each Substation each month during the Term shall be calculated as follows:
(i)If the description of any Substation Segment in such Substation on Exhibit C indicates that any Substation Segment contains Line Terminal Equipment, then the Monthly Substation O&M Charge for such Substation shall be calculated as the sum of the following:
(A)For each Substation Segment in the Substation, the portion of the Monthly Substation O&M Charge for the Line Terminal Equipment in each such Substation Segment shall be equal to: (1) the product of: (x) the Acquisition Cost of the Line Terminal Equipment in each such Substation Segment as of such month; and (y) the O&M Expense Factor as of such month; divided by (2) twelve (12); and
(B)The portion of the Monthly Substation O&M Charge for the Substation Bus Equipment in the Substation shall be equal to: (1) the product of: (x) the Acquisition Cost of the Substation Bus Equipment of such Substation as of such month; and (y) the O&M Expense Factor as of such month; divided by (2) twelve (12)..
(ii)If the description of the Substation Segments in the Substation on Exhibit C does not indicate that any of the Substation Segments contain Line Terminal Equipment, then the Monthly Substation O&M Charge for such Substation shall be equal to: (A) the product of: (1) the Acquisition Cost of the Substation Bus Equipment of such Substation as of such month; and (2) the O&M Expense Factor as of such month; divided by (B) twelve (12).
(b)    Beginning the first month after the Effective Date and each month thereafter throughout the Term, pursuant to Section 4.7 of this Agreement, each Operator shall invoice the Non-Operating Owner for its Pro Rata Share of the Monthly Substation O&M Charge with respect to each Substation it is responsible for as follows.
(i)    For any Monthly Substation O&M Chargre calclulated pursuant to Section 3(a)(i), the Non-Operating Owner’s Pro Rata Share of the Montly O&M Substation Charge shall equal the sum of:
(A)For each portion of the Monthly Substation O&M Charge calculated pursuant to Section 3(a)(i)(A), with respect to each Substation Segment, the Non-Operating Owner’s Pro Rata Share shall be based on its Ownership Interest in each Substation Segment in such Substation; and.
(B)For the portion of the Monthly Substation O&M Charge calculated pursuant to Section 3(a)(i)(B), the Non-Operating Owner’s Pro Rata Share shall be based on the applicable Substation O&M Allocation.

(ii)    For any Monthly Substation O&M Charge calculated pursuant to Section 3(a)(ii), the Non-Operating Owner’s Pro Rata Share shall be based on the applicable Substation O&M Allocation.

4.	Monthly Common Equipment Charge.
(a)    The Monthly Common Equipment Charge for the Common Equipment at each Substation each month during the Term shall be equal to: (i) the sum of the Return on Capital, the Recovery of Capital, the State and Federal Income Taxes, the Local Property Taxes and the Transmission O&M Expense, in each case, with respect to the Common Equipment; divided by (ii) twelve (12).
(b)    Beginning the first month following the Effective Date and each month thereafter throughout the Term, pursuant to Section 4.7 of this Agreement, each Operator shall invoice the Non-Operating Owner for its Pro Rata Share (based on its Common Equipment Allocation Factor in the Substation) of the Monthly Common Equipment Charge with respect to each Substation for which it is responsible. The invoice shall show the total Monthly Common Equipment Charge with respect to each Substation for which it is responsible as well as each Owner’s Pro Rata Share (based on its respective Common Equipment Allocation Factor in the Substation).
5.Annual Adjustment. The following terms shall be adjusted each June (in the case of PacifiCorp) and each October (in the case of Idaho Power) following the Effective Date by the Operator responsible for the Transmission Segment, the Substation Segment or the Common Equipment, as appropriate, as follows (collectively, the “Annual Adjustment”):
(a)    the Acquisition Cost of the Common Equipment, the Acquisition Cost of the Line Terminal Equipment, the Acquisition Cost of the Substation Bus Equipment, the Acquisition Cost of the Substation Segment, the Acquisition Cost of the Transmission Segment, and Net Book Value, all of which shall: (i) exclude any costs included in CWIP; (ii) not be reduced for accumulated depreciation (except for Net Book Value); and (iii) be adjusted as follows:
(1)    Increased to reflect the cost of capital upgrades to such Transmission Segment, Substation Segment or Common Equipment placed in service during the months since the Effective Date or the last date of the immediate, prior annual adjustment; and
(2)    Decreased to reflect the cost of equipment comprising such Transmission Segment, Substation Segment or Common Equipment which has been retired (and no longer placed in service) during the months since the Effective Date or the date of the immediate, prior annual adjustment.
(b)    The following factors from each Party’s annual rate filing:
(i)    Return on Capital;
(ii)    Recovery of Capital;
(iii)    State and Federal Income Taxes;
(iv)    Local Property Taxes;
(v)    Accumulated Deferred Income Taxes:
(1)    Account 190;
(2)    Account 281;
(3)    Account 282;
(4)    Account 283;
(vi)    Transmission Net Property, Plant & Equipment; and
(vii)    Transmission Plant in Service.
Each of the Annual Adjustments shall be reasonably determined by the Operator responsible for such Transmission Segment, Substation Segment or Common Equipment.
6.Definitions.
“Accumulated Deferred Income Taxes” means:

(A)	In respect of the Common Equipment at each Substation owned by Idaho Power, an amount equal to the sum of Sections (A)(1) and (A)(2) below:

(1)	Account 282 based on the product of:

(a)	Transmission-related Account 282 is the product of:

(i)	Total Account 282 (Idaho Power Rate Filing - Schedule 1, Line 4); and

(ii)	the sum of (1) Transmission Plant Allocator (Idaho Power Rate Filing - Schedule 1, Line 8) and (2) General & Intangible Plant Allocator (Idaho Power Rate Filing - Schedule 1, Line 47); and

(b)	The quotient of:
(i)    Net Book Value of the Common Equipment; and

(ii)	Transmission Rate Base (Idaho Power Rate Filing - Rate Calculation, Line 20).

(2)	Accounts 281, 283 and 190 based on the product of:

(a)	Transmission related Accounts 281, 283 and 190 is the product of:

(i)	Total Accounts 281, 283 and 190 (Idaho Power Rate Filing - Schedule 1, Lines 3, 5 and 6); and

(ii)	The sum of (1) Transmission Plant Allocator (Idaho Power Rate Filing - Schedule 1, Line 8) and (2) General & Intangible Plant Allocator (Idaho Power Rate Filing - Schedule 1, Line 47); and

(b)	The quotient of:
(i)    The Acquisition Cost of the Common Equipment, and

(ii)	Acquisition Value of Transmission Plant, Property and Equipment (Idaho Power Rate Filing - Rate Calculation, the sum of Lines 1 through 8).

(B)	In respect of the Common Equipment at each Substation owned by PacifiCorp, an amount equal to the sum of Sections (B)(1) and (B)(2) below:

(1)	Account 282 based on the product of:

(a)	Transmission-related Account 282 is the product of:

(i)	Account 282 (PacifiCorp Rate Filing, Attachment 1A, Line 1); and

(ii)	The Allocator (PacifiCorp Rate Filing, Attachment 1A, Line 6); and

(b)	The quotient of:
(aa)    The Net Book Value of the Common Equipment; and
(bb)    Total Net Property, Plant & Equipment (PacifiCorp Rate Filing, Line 32).

(2)	Accounts 281, 283 and 190 based on the product of:

(a)	Transmission-related Accounts 281, 283 and 190 is the product of:

(i)	The sum of Accounts 281, 283 and 190 (PacifiCorp Rate Filing, Attachment 1A, Lines 2, 3 and 4); and

(ii)	The Allocator (PacifiCorp Rate Filing, Attachment 1A, Line 6); and

(b)	The quotient of:
(aa)    the Acquisition Cost of the Common Equipment; and

(bb)    Total Plant in Rate Base (PacifiCorp Rate Filing, Line 24).
“Acquisition Cost of the Line Terminal Equipment” means, in respect of a Substation Segment, the cost of the Line Terminal Equipment in the Substation Segment as initially determined on the Effective Date and set forth on Exhibit F, as the same may be adjusted from time to time by the Annual Adjustment.
“Acquisition Cost of the Substation Bus Equipment” means, in respect of a Substation, the cost of the Substation Bus Equipment in the Substation as initially determined on the Effective Date and set forth on Exhibit F, as the same may be adjusted from time to time by the Annual Adjustment.
“Acquisition Cost of the Substation Segment” means, in respect of a Substation, the cost of the Substation Segment as initially determined on the Effective Date and set forth on Exhibit F, as the same may be adjusted from time to time by the Annual Adjustment.
“Acquisition Cost of the Transmission Segment” means, in respect of each Transmission Segment, the cost of the Transmission Segment as initially determined on the Effective Date and set forth on Exhibit F, as the same may be adjusted from time to time by the Annual Adjustment; provided, however, that (i) in the case of the Antelope-Goshen Transmission Segment, the Acquisition Cost of the Transmission Segment shall be reduced by 44.44% to account for the fact that only approximately 25 miles of the approximately 45-mile Antelope-Goshen Transmission Segment is jointly-owned Transmission Facilities and (ii) in the case of the American Fall - Malad Transmission Segment, the Acquisition Cost of the Transmission Segment shall be reduced by 57.28% to account for the fact that only approximately 29 miles of the approximately 68-mile American Fall - Malad Transmission Segment is jointly-owned Transmission Facilities.
“Acquisition Cost of the Common Equipment” means, in respect of Common Equipment in a Substation, the cost to the Owner of such Common Equipment as initially determined on the Effective Date and set forth on Exhibit F, as the same may be adjusted from time to time by the Annual Adjustment.
“Annual Adjustment” is defined in Section 5 of this Exhibit D.
“Common Equipment Allocation Factor” means, in respect of each Substation and each Owner, the Substation O&M Allocation for such Substation and such Owner, provided that prior to the Effective Date the Parties shall work together to determine whether an alternative allocation factor should be used for purposes of allocating the Monthly Common Equipment Charge as between the Owners.
“CWIP” means Construction Work in Progress.
“Idaho Power Rate Filing - Rate Calculation” means the rate calculation tab of Idaho Power’s current year annual FERC formula rate filing.
“Idaho Power Rate Filing - Schedule 1” means the schedule 1 tab of Idaho Power’s current year annual FERC formula rate filing.
“Line Terminal Equipment” means all series capacitors, shunt reactors and phase shifters and all other equipment that the Parties mutually agree is “Line Terminal Equipment.” All Line Terminal Equipment which is part of a Substation Segment on the Effective Date, sorted by Substation Segment, is identified on Exhibit F.
“Local Property Taxes” means, in respect of the Common Equipment at each Substation, an amount equal to the product of:

(A)	The Acquisition Cost of the Common Equipment; and

(B)	The Property Tax Rate for the State of Idaho.
“Net Book Value” means, in respect of the Common Equipment at each Substation, an amount equal to:

(A)	The Acquisition Cost of the Common Equipment;

(B)	Less, the Accumulated Depreciation.
“O&M Expense Factor” means, in respect of each Operator, an amount equal to the quotient of:

(A)	The Total Transmission O&M Expense of the Operator; and

(B)	The Transmission Plant in Service of the Operator.

“PacifiCorp Rate Filing” means PacifiCorp’s current year formula rate true-up.
“Rate Base” means, in respect of the Common Equipment at each Substation, an amount equal to:

(A)	The Net Book Value;

(B)	Less, the Accumulated Deferred Income Taxes.
“Recovery of Capital” means, in respect of the Common Equipment at each Substation, an amount equal to the product of:

(A)	The Acquisition Cost of the Common Equipment; and

(B)	The FERC approved depreciation rate for Account 353 Transmission Plant Substation Equipment.
“Return on Capital” means:

(A)	In respect of the Common Equipment at each Substation owned by Idaho Power, an amount equal to the product of:

(1)	The Rate Base; and

(2)	The Rate of Return (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 23).

(B)	In respect of the Common Equipment at each Substation owned by PacifiCorp, an amount equal to the product of:

(1)	the Rate Base; and

(2)	the Rate of Return (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 126).
“State and Federal Income Taxes” means:

(A)	In respect of the Common Equipment at each Substation owned by Idaho Power, an amount equal to the product of:

(1)	the Rate Base; and

(2)	the Composite Income Tax (Federal and State) (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 24).

(B)	In respect of the Common Equipment at each Substation owned by PacifiCorp, an amount equal to the product of:

(1)	the Rate Base; and

(2)	the Composite Income Tax (Federal and State) Factor, which shall be equal to the product of:

(a)	the weighted cost of preferred and common (PacifiCorp annual True-Up Rate Filing, Schedule 1, Lines 124 and 125); and

(b)	the income tax factor (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 132).
“Substation Bus Equipment” means all equipment necessary to support the operation of the substation bus, including foundations, lally columns, bus conductor, fittings, circuit breakers, air break switches, shunt capacitor banks, potential transformers, current transformers, ground switches and enclosures attached to or associated with the bus. All Substation Bus Equipment which is part of a Substation Segment on the Effective Date, sorted by Substation Segment, is identified on Exhibit F.
“Substation O&M Allocation” means, with respect to each Substation, the “Substation O&M Allocation” set forth in Exhibit C, as the same may be amended from time to time pursuant to Section 3.3(b) of this Agreement.
“Substation Segmenets” means, with respect to a Substation, the Substation Segments which are listed on specific rows under the Substation on Exhibit C.
“Total Transmission O&M Expense” means:

(A)	In respect of Idaho Power, the amount calculated as follows based on items identified in Idaho Power’s annual FERC Formula Rate Filing:

(1)	the Transmission O&M Expense (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 33);

(2)	less, Account 561 (Load Dispatching) (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 34);

(3)	less, Account 565 (Transmission of Electricity By Others) (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 35); and

(4)	plus, O&M Expense: A&G (Idaho Power annual FERC Formula Rate Filing, Rate Calculation, Line 36).
A sample calculation of Idaho Power’s Total Transmission O&M Expense based on Idaho Power’s 2013 FERC Formula Rate Filing is attached hereto as Attachment 1 for information purposes only.

(B)	In respect of PacifiCorp, the amount calculated as follows based on items identified in PacifiCorp’s annual FERC Formula True-Up Rate Filing:

(1)	the Transmission O&M Expense (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 53);

(2)	less, Cost of Providing Ancillary Services Accounts 561.0-5 (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 54);

(3)	less, Account 565 (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 55);

(4)	plus, A&G Expense Allocated to Transmission (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 66);

(5)	plus, Accounts 928 and 930.1 - Transmission Related (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 69); and

(6)	plus, A&G Directly Assigned to Transmission (PacifiCorp annual True-Up Rate Filing, Schedule 1, Line 74).
A sample calculation of PacifiCorp’s Total Transmission O&M Expense based on PacifiCorp’s 2013 FERC True-Up Rate Filing is attached hereto as Attachment 2 for information purposes only.
“Transmission O&M Expense” means, in respect of the Common Equipment at each Substation, an amount equal to the product of:

(A)	the Acquisition Cost of the Common Equipment; and

(B)	the O&M Expense Factor.
“Transmission Plant in Service” means:

(A)	in respect of Idaho Power, the amount calculated as follows based on items identified in Idaho Power’s annual FERC Formula Rate Filing:

(1)	the Transmission Plant in Service (Idaho Power Rate Filing - Rate Calculation, Line 1);

(2)	less, Generator Step-Up Facilities (Idaho Power Rate Filing - Rate Calculation Line 2); and

(3)	less, Large Generator Interconnects (Idaho Power Rate Filing - Rate Calculation, Line 3).

(B)	in respect of PacifiCorp, the amount calculated as follows based on items identified in PacifiCorp’s annual FERC Formula True-Up Rate Filing:

(1)	the Average Transmission Plant in Service (PacifiCorp Rate Filing, Line 15).

EXHIBIT E
Department of Energy Equipment Located in the Antelope Substation

1.	Oil Circuit Breaker B103, Govt. Prop, No. 85420
Westinghouse Type BM-4B, De-ion Grid Oil Circuit Breaker.
Acquired 1957, Moved from TRA 1981.
Serial No. 1-71-578-B
Rated Voltage 138 kV
Rate Amps 1200 A
Impulse kV 650kV
Interrupting MVA 3500 MVA
810 gallons of oil per tank
Weight 39,500 lbs.

2.	Oil Circuit Breaker B164, Bus Tie Breaker
Westinghouse Type 16GM31.5, Acquired 1982.
Serial No. 1-38Y5468
Rated Voltage 169kV
Impulse kV 750kV
Short Circuit Amps 31,500 A
1315 Gallons of oil per tank
Weight 54,000 lbs.

3.	Circuit Switcher 165A, Govt. Prop. No. 83712
S&C Circuit Switcher/Mark V, Acquired 1982.
Catalog No. 157320-
Serial No. 81-31857
kV Nominal 161 kV
Maximum Design Voltage 169 kV
BIL 750kV
Amps, Continuous 1200 A
Amps, RMS Symmetrical Fault, Closing, 30 duty cycle 30,000

S&C Operator, Type CS-1A
Operator Voltage 125 V DC
Catalog No. 38846R3-BBHPW
Serial No. 181400

4.	Circuit Switcher 162A, Acquired 1982
S& C Circuit Switcher/Mark V
Serial No. 81-31735
Same information as item 3 above

S&C Operator Type CS-1A
Serial No. 81-31735

5.	Transformer, Govt. Prop. No. 5-220, Acquired 1957.
161 kV/138 kV
Feeds #1 Antelope-Scoville Tie Line
Westinghouse
137,600 lbs
Serial No. 6534543
55 MVA, OA
73-1/3 MVA, FOA, with fans on both sets of fins
(3 fans are already on 1 set of fins)
91-2/3 MVA, FOA, with 3rd stage cooling (addition of 2 oil pumps, one pump is already installed).
Y-Y auto transformer with delta tertiary
Includes no-load tap changer, 5 steps, for voltages from 16905 volts to 152950.

Tap lever is locked on step 3.
% Z -1.5% at 55 MVA. 161 kV/138 kV

6.	Transformer, Govt. Prop. No. 5-587, Acquired 1982
161 kV/138kV
Feeds #2 Antelope-Scoville Tie Line
General Electric
Serial No. M101875
167,000 lbs.
55 MVA, O(A)
73.3 MVA, FA
91.6 MVA, FOA, 55º C, has 1 set of fins with oil pump and 3 fans and oil.
102.7 MVA, FOA, 65 º C, expansion tank on top, Y-Y auto transformer with delta tertiary. Includes no-load tap changers, 5 steps for voltages from 109050 volts to 152950 volts. Tape lever is locked on step 3.
% Z volts- 1.47 at 55 MVA, 161 kV/138 kV

7.	Quindar Transfer Trip Control System
QP-11/125
(Aerojet Nuclear Co. E-45408C-3)

EXHIBIT F
Acquisition Costs4

	Acquisition Value			Net Book Value
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	Common Equipment
Adelaide	$2,048,868.19	$2,048,263.02	$339,553.40	$1,513,476.69

	Acquisition Value							Net Book Value
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Populus #1 Line Equipment	PAC Populus #1 Line Equipment	IPC Populus #2 Line Equipment	PAC Populus #1 Line Equipment	Common Equipment
Borah	$3,801,577.46	$1,930,655.14	$1,811,928.53	$823,674.09	$2,013,445.16	$0.00	$51,146.30	$2,694,557.29

	Acquisition Value							Net Book Value
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Goshen Line Equipment	PAC Goshen Line Equipment	IPC Populus Line Equipment	PAC Populus Line Equipment	Common Equipment
Kinport	$5,949,326.86	$6,982,685.95	$5,835,106.24	$112,428.31	$604,122.72	$709,869.18	$1,735,255.06	$4,078,919.86
____________________
4 An updated list of Acquisition Costs that reflects any changes between the Execution Date and the Effective Date shall be mutually agreed to by the Parties pursuant to the JPSA and the updated list shall replace the above list effective as of the Effective Date. In addition, the updated list shall be on a Substation Segment basis, including a breakdown of the Acquisition Value of the Substation Bus Equipment and the Acquisition Value of Line Terminal Equipment.

	Acquisition Value											Net Book Value
Substation	Common Equipment	IPC Substation 345 Bus Equipment	PAC Substation 345 Bus Equipment	IPC Borah #1 Line Equipment	PAC Borah #1 Line Equipment	IPC Borah #2 Line Equipment	PAC Borah #2 Line Equipment	IPC Kinport Line Equipment	PAC Kinport Line Equipment	IPC Substation 500 Bus Equipment	PAC Substation 500 Bus Equipment	Common Equipment
Midpoint	$9,382,988.05	$5,517,632.32	$1,309,319.15	$314,207.95	$173,318.75	$472,108.78	$260,417.68	$509,366.33	$186,643.23	$11,843,002.42	$6,758,572.06	$6,741,145.53

	Acquisition Value					Net Book Value
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC S Lake Line Equipment	PAC S Lake Line Equipment	Common Equipment
Hemingway	$17,855,675.69	$8,321,240.08	$7,383,955.72	$969,426.59	$3,446,850.09	$16,558,332.97

Transmission Segment		Acquisition Value
Jim Bridger-Goshen		$17,314,290.57
Kinport-Midpoint		$28,437,066.04
Borah-Midpoint #1		$9,579,861.68
Borah-Midpoint #2		$15,782,823.53
Jefferson-Big Grassy		$664,537.40

	Acquisition Value			NBV
Substation	Common Equipment	IPC Bus Equipment	PAC Substation Bus Equipment	Common Equipment
Big Grassy (Sandune) 161/69 kV Sub	$1,059,800.25	$620,075.85	$764,323.44	$729,383.94

	Acquisition Value			NBV
Substation	Common Equipment	IPC Bus Equipment	PAC Substation Bus Equipment	Common Equipment
Hurricane 230 & 69kV Sub	$175,433.08	$85,589.79	$228,847.35	$123,380.32

		Acquisition Value		NBV
Substation	Common Equipment	IPC Bus Equipment	PAC Substation Bus Equipment	Common Equipment
Summer Lake Switchyard (BPA) 500kV	$2,283,153.14	$236,177.88	$1,914,804.62	$1,715,074.72

		Acquisition Value				NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Reactive Capacitor	PAC Line Equipment - Reactive Capacitor	Common Equipment
Burns Reactive Station 500kV	$3,437,145.56	$587,818.59	$2,090,170.41	$2,799,440.31	$9,954,274.05	$2,586,679.15

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Phase Shifter	PAC Line Equipment - Phase Shifter	Common Equipment
Jefferson 161/69 kV Substation	$886,156.53	$69,806.08	$392,485.88	$245978.37	$405,447.40	$520,992.00

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Series Capacitor	PAC Line Equipment - Series Capacitor	Common Equipment
Threemile Knoll Substation	$11,150,130.74	$1,526,408.01	$6,362,005.49	$878,480.91	$2,146,591.09	$10,139,041.20

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Capacitor Bank	PAC Line Equipment - Capacitor Bank	Common Equipment
Walla Walla 230kV Substation	$4,048,249.47	$92,292.93	$1,264,956.07	$430,493.96	$623,863.04	$3,066,902.32

		Acquisition Value						NBV
Substation	Common Equipment	IPC Substation Bus Equipment - Goshen 345kV Substation	PAC Substation Bus Equipment - Goshen 345kV Substation	IPC Substation Bus Equipment - 161 kV	PAC Substation Bus Equipment - 161 kV	IPC Substation 345/161 Bus Equipment	PAC Substation 345/161 Bus Equipment	Common Equipment
Goshen Substation and Maint Shop	$8,096,018.00	$754,634.56	$4,643,162.03	$984,279.65	$8,236,249.21	$58,252.85	$985,638.28	$6,128,637.00

	Acquisition Value									NBV
Substation	Common Equipment	IPC Substation Bus Equipment - Antelope 230kV Substation	PAC Substation Bus Equipment - Antelope 230kV Substation	IPC Substation Bus Equipment - Antelope 161kV Substation	PAC Substation Bus Equipment - Antelope 161kV Substation	IPC Substation Bus Equipment - Antelope 138kV Substation	PAC Substation Bus Equipment - Antelope 138kV Substation	IPC Substation Bus Equipment - Transformer	PAC Substation Bus Equipment - Transformer	Common Equipment
Antelope Substation	$1,868,295.93	$133,551.22	$1,237.748.50	$158,587.89	$237,587.07	$35,287.20	$27,267.38	$178,758.65	$488,606.68	$1,356,552.06

Transmission Segments
LOCATION DESCRIPTION
MIDPOINT - HEMMINGWAY	$45,489,877.89
SUMMER LAKE - HEMMINGWAY	$84,331,235.17
JBRIDGER-KINPORT 345KV WY	$14,268,881.41
JBRIDGER - POPULUS 345KV ID	$9,839,798.54
POPULUS - KINPORT 345KV ID	$5,820,320.08
JBRIDGER-BORAH 345KV ID LN3	$13,719,720.53
JBRIDGER-BORAH 345KV WY	$14,683,116.46
GOSHEN - KINPORT	$3,096,510.03
Walla Walla - Enterprise	$15,016,821.35
Antelope - Scolville	$27,774.70
Goshen - Antelope	$3,610,351.75
American Falls - Wheelon	$2,713,279.49

						NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Reactive Capacitor	PAC Line Equipment - Reactive Capacitor	Common Equipment
Burns Reactive Station 500kV	$3,437,145.56	$587,818.59	$2,090,170.41	$2,775,351.42	$9,868,618.59	$2,586,679.15

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Phase Shifter	PAC Line Equipment - Phase Shifter	Common Equipment
Jefferson 161/69 kV Substation	$886,156.53	$103,192.19	$580,199.81	$162,491.10	$267,834.90	$520,992.00

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Series Capacitor	PAC Line Equipment - Series Capacitor	Common Equipment
Threemile Knoll Substation	$11,150,130.74	$1,526,408.01	$6,362,005.49	$878,480.91	$2,146,591.09	$10,139,041.20

	Acquisition Value					NBV
Substation	Common Equipment	IPC Substation Bus Equipment	PAC Substation Bus Equipment	IPC Line Equipment - Capacitor Bank	PAC Line Equipment - Capacitor Bank	Common Equipment
Walla Walla 230kV Substation	$4,048,249.47	$92,292.93	$1,264,956.07	$430,493.96	$623,863.04	$3,066,902.32

								NBV
Substation	Common Equipment	IPC Substation Bus Equipment - Goshen 345kV Substation	PAC Substation Bus Equipment - Goshen 345kV Substation	IPC Bus Equipment - Transformer	PAC Bus Equipment - Transformer	IPC Bus Equipment - Transformer	PAC Line Equipment - Reactive Capacitor	Common Equipment
Goshen Substation and Maint Shop	$8,096,018.00	$753,988.41	$4,643,208.48	$983,830.44	$8,236,698.56	$0.00	$1,043,891.13	$6,128,637.00

	Acquisition Value									NBV
Substation	Common Equipment	IPC Substation Bus Equipment - Antelope 230kV Substation	PAC Substation Bus Equipment - Antelope 230kV Substation	IPC Bus Equipment - Antelope 161kV Substation	PAC Bus Equipment - Antelope 161kV Substation	IPC Bus Equipment - Antelope 138kV Substation	PAC Bus Equipment - Antelope 138kV Substation	IPC Bus Equipment - Transformer	PAC Bus Equipment - Transformer	Common Equipment
Antelope Substation	$1,868,295.93	$87,626.07	$1,283,673.93	$267,146.61	$400,219.39	$264,129.87	$132,045.13	$8,376.11	$54,178.89	$1,356,552.06

Transmission Segments
LOCATION DESCRIPTION
MIDPOINT - HEMMINGWAY	$45,489,877.89
SUMMER LAKE - HEMMINGWAY	$84,331,235.17
JBRIDGER-KINPORT 345KV WY	$14,268,881.41
JBRIDGER - POPULUS 345KV ID	$9,839,798.54
POPULUS - KINPORT 345KV ID	$5,820,320.08
JBRIDGER-BORAH 345KV ID LN3	$13,719,720.53
JBRIDGER-BORAH 345KV WY	$14,683,116.46
GOSHEN - KINPORT	$3,096,510.03
Walla Walla - Enterprise	$15,016,821.35
Antelope - Scolville	$27,774.70
Goshen - Antelope	$3,610,351.75
American Falls - Malad	$2,713,279.49

SCHEDULE 13.1(f)
Idaho Power Governmental Authorizations

1.	Federal Power Act, Section 203 Approval

2.	Federal Power Act, Section 205 Approval

3.	Approval of the transaction by the Idaho Public Utilities Commission

4.	Approval of the transaction by the Oregon Public Utility Commission

SCHEDULE 13.2(f)
PacifiCorp Governmental Authorizations

1.	Federal Power Act, Section 203 Approval

2.	Federal Power Act, Section 205 Approval

3.	Approval of the transaction by the California Public Utilities Commission

4.	Approval of the transaction by the Idaho Public Utilities Commission

5.	Approval of the transaction by the Oregon Public Utility Commission

6.	Approval of the transaction by the Utah Public Service Commission

7.	Approval of the transaction by the Washington Utilities and Transportation Commission

8.	Approval of the transaction by the Wyoming Public Service Commission